     As filed with the Securities and Exchange Commission on April 30, 2004
                                                      Registration No. 333-69852
                                                                   811-08433
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
        Pre-Effective Amendment No.                         [ ]
        Post-Effective Amendment No. 5                      [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
        Amendment No. 4                                     [X]
                        (Check appropriate box or boxes)
                  MetLife Investors Variable Life Account Five
                           (Exact Name of Registrant)
                MetLife Investors Insurance Company of California
                               (Name of Depositor)
                            22 Corporate Plaza Drive
                             Newport Beach, CA 92660
              (Address of Depositor's Principal Executive Offices)

                 Name and complete address of agent for service:
                               Richard C. Pearson
                            Executive Vice President,
                          General Counsel and Secretary
                           MetLife Investors Insurance
                              Company of California
                            22 Corporate Plaza Drive
                             Newport Beach, CA 92660
                                 (800) 989-3752
                                       and
                                W. Thomas Conner
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

    It is proposed that this filing will become effective (check appropriate box)
    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on May 1, 2004 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a) (1) of Rule 485
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy (Title and amount of securities being registered)

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals.
The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the following 22 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Accumulation Account Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


MET INVESTORS SERIES TRUST (CLASS A):

      Goldman Sachs Mid-Cap Value Portfolio

      Harris Oakmark International Portfolio
      Janus Aggressive Growth Portfolio
      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio
      Met/AIM Mid Cap Core Equity Portfolio
      Met/AIM Small Cap Growth Portfolio
      Met/Putnam Research Portfolio
      MFS Research International Portfolio

      Money Market Portfolio


      Neuberger Berman Real Estate Portfolio

      Oppenheimer Capital Appreciation Portfolio
      PIMCO Inflation Protected Bond Portfolio

      PIMCO PEA Innovation Portfolio



      PIMCO Total Return Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio
      Third Avenue Small Cap Value Portfolio

      Turner Mid-Cap Growth Portfolio


METROPOLITAN SERIES FUND, INC. (CLASS A):
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio


THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.


May 1, 2004

TABLE OF CONTENTS                                                              PAGE
SUMMARY OF BENEFITS AND RISKS.................................................   4
     Benefits of the Policy...................................................   4
     Risks of the Policy......................................................   5
     Risks of the Investment Funds............................................   7
FEE TABLES....................................................................   7
     Transaction Fees.........................................................   8
     Periodic Charges Other Than Investment Fund Operating Expenses...........   9
     Annual Investment Fund Operating Expenses................................  12
THE VARIABLE LIFE INSURANCE POLICY............................................  14
     Who Should Purchase the Policy?..........................................  14
     Replacing Existing Insurance.............................................  14
PURCHASES.....................................................................  14
     Application for a Policy.................................................  14
     Premiums.................................................................  14
     Unscheduled Premiums.....................................................  15
     Communications and Payments..............................................  15
     Lapse and Grace Period...................................................  15
     Reinstatement............................................................  16
     Allocation of Premium....................................................  16
     Accumulation Account Value of Your Policy................................  17
     Method of Determining Accumulation Account Value of an Investment Fund...  17
     Net Investment Factor....................................................  17
     Our Right to Reject or Return a Premium Payment..........................  18
THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS.................................  18
     MetLife Investors and the Separate Account...............................  18
     Substitution and Limitations on Further Investments......................  20
     Voting...................................................................  20
     Transfers................................................................  21
     Dollar Cost Averaging....................................................  22
     Portfolio Rebalancing....................................................  22
     Approved Asset Allocation Programs.......................................  23
DEATH BENEFIT.................................................................  23
     Change of Death Benefit..................................................  25
     Change in Face Amount....................................................  25
ACCESS TO YOUR MONEY..........................................................  26
     Policy Loans.............................................................  26
     Loan Interest Charged....................................................  26
     Security.................................................................  27
     Repaying Policy Debt.....................................................  27
     Partial Withdrawals......................................................  27
     Pro-Rata Surrender.......................................................  28
     Full Surrenders..........................................................  28
OTHER INFORMATION.............................................................  29
     The General Account......................................................  29
     Distribution.............................................................  29
     Suspension of Payments or Transfers......................................  30
     Ownership................................................................  30
     Conversion Rights........................................................  31
     Additional Benefits......................................................  31
     Legal Proceedings........................................................  32
     Experts..................................................................  33
     Financial Statements.....................................................  33
     Restrictions on Financial Transactions...................................  33
CHARGES.......................................................................  33
     Deductions from Each Premium Payment.....................................  33
     Monthly Deduction........................................................  34
     Charges for Additional Benefit Riders....................................  36
     Mortality and Expense Risk Charge........................................  36
     Surrender Charge.........................................................  36

             TABLE OF CONTENTS                                PAGE

                  Transaction Charges........................  37
                  Projection of Benefits and Values Charge...  37
                  Investment Fund Expenses...................  37

             FEDERAL TAX STATUS..............................  38

             SPECIAL TERMS...................................  41

             APPENDIX A: ILLUSTRATIONS OF POLICY VALUES......  43

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. The Special Terms section at the end of the prospectus defines certain words and phrases used in this prospectus.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Accumulation Account Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it, or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid. If you are age 60 or older on the Issue Date, you can cancel the Policy within 30 days after you receive it, and we will refund your Policy's Accumulation Account Value plus any fees and charges (i.e., premium tax charge, Federal tax charge, selection and issue expense charge, percent of premium charge and mortality and expense risk charge) deducted from the Accumulation Account Value as of the day we receive your returned Policy.


INVESTMENT CHOICES. You can allocate your Net Premiums and Accumulation Account Value to our General Account or among any or all of the twenty-two Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.


PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. Partial withdrawals may have tax consequences.


TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:



.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the Money Market Portfolio to other Investment Funds on a monthly basis.

.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Accumulation Account Value from your Policy. The maximum amount you may borrow is the Accumulation Account Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. Loans may have tax consequences.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Accumulation Account Value by any whole percentage chosen by you. A Pro-Rata Surrender may have tax consequences.

SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Accumulation Account Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should generally be free of Federal income tax.


CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Accumulation Account Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Accumulation Account Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Accumulation Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Accumulation Account Value, which can significantly reduce your Policy's Accumulation Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Accumulation Account Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Accumulation Account Value to the General Account, then we credit such Accumulation Account Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Accumulation Account Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Accumulation Account Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.


Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


See "Federal Tax Status." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Accumulation Account Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Accumulation Account Value, any remaining Accumulation Account Value may be insufficient to pay the income tax due.

LIMITATIONS ON ACCESS TO ACCUMULATION ACCOUNT VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Accumulation Account Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Accumulation Account Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.


LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Accumulation Account Value in an Investment Fund or the General Account. Transfers from the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. We or an Investment Fund may also impose certain restrictions on market timing activities. See "Transfers" and each Investment Fund's prospectus for more details.


TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or makes transfers among the Investment Funds and the General Account.


If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. These charges may not be representative of the charges you will actually pay under the Policy. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES

Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums                                                 2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target
                                                                                        Premium/1/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face         see footnote)/2/              footnote)/2/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of                Not currently charged          $25 for each transfer in excess
Transfers                  Accumulation Account                                         of 12 per Policy year
                           Value among Investment
                           Funds and to and from the
                           General Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         Accumulation Account                                         withdrawal in excess of 12 per
                           Value                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year

/1/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.
/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  Minimum and                           Monthly         $.02 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  Maximum Charge                                        of net amount at risk/2/   net amount at risk/2/

  Charge in the first Policy            Monthly         $.14 per $1,000 of net     $.65 per $1,000 of net
  year for a male insured,                              amount at risk             amount at risk
  issue age 55, in the
  preferred nonsmoker rate
  class with a base Policy
  face amount of $900,000

JOINT AND LAST
SURVIVOR POLICY

  Minimum and                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  Maximum Charge                                        of net amount at risk      net amount at risk

  Charge in the first Policy            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  year for a male and a                                 amount at risk             amount at risk
  female insured, joint issue
  age 70, in the preferred
  nonsmoker rate class with
  a base Policy face amount
  of $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on Accumulation                                 .05% in Policy years 21+   .35% in Policy years 21+
Account Value in the
Separate Account)
---------------------------------------------------------------------------------------------------------------


/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Accumulation Account Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  Minimum and                   Monthly during the            $.04 to $.65 per $1,000 of  $.04 to $.65 per $1,000 of
  Maximum Charge                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  Charge for a male             Monthly during the first 10   $.24 per $1,000 of base     $.24 per $1,000 of base
  insured, issue age 55, in     Policy years (and with        Policy face amount          Policy and Supplemental
  the preferred nonsmoker       respect to a face amount                                  Coverage Term Rider face
  rate class with a face        increase, during the first 10                             amount
  amount of $900,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  Minimum and                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  Maximum Charge                Policy years                  base Policy face amount     base Policy face amount
  for the base Policy

  Charge for a male and a       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  female insured, joint issue   Policy years                  Policy face amount          Policy face amount
  age 70, in the preferred
  nonsmoker rate class with
  a base Policy face amount
  of $450,000

  Minimum and Maximum           Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  Charge for the                Policy years                  rider face amount           rider face amount
  Supplemental Coverage
  Term Rider

  Charge for a male and a       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  female insured, joint issue   Policy years                  face amount                 amount
  age 70, in the preferred
  nonsmoker rate class with
  a rider face amount of
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------


/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The Accumulation Account Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:


---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  Minimum and                  Monthly                       $.02 to $83.33 per $1,000   $.06 to $83.33 per
  Maximum Cost of                                            of net amount at risk       $1,000 of net amount at risk
  Insurance Charge

  Charge in the first          Monthly                       $.06 per $1,000 of net      $.19 per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  insured, issue age 40, in
  the preferred nonsmoker
  rate class with a rider
  face amount of $750,000

  Selection and Issue          Monthly                       Not currently charged       Same as base Policy -- see
  Expense Charge                                                                         preceding table

JOINT AND LAST SURVIVOR
POLICY

  Minimum and                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000
  Maximum Cost of                                            of net amount at risk       of net amount at risk
  Insurance Charge

  Charge in the first          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  and a female insured,
  joint issue age 70, in the
  preferred nonsmoker rate
  class with a rider face
  amount of $450,000

  Selection and Issue          Monthly                       Same as base Policy -- see  Same as base Policy -- see
  Expense Charge                                             preceding table             preceding table
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  Minimum and                  Monthly                       $1.30 to $10.88 per $100 of $1.30 to $10.88 per $100 of
  Maximum Charge                                             Specified Premium           Specified Premium

  Charge in the first Policy   Monthly                       $7.00 per $100 of Specified $7.00 per $100 of Specified
  year for a male insured,                                   Premium                     Premium
  issue age 55, in the
  preferred nonsmoker rate
  class

  Charge in the first Policy   Monthly                       N/A                         N/A
  year for a male insured
  and a female insured,
  joint issue age 70, in the
  preferred nonsmoker rate
  class
---------------------------------------------------------------------------------------------------------------------


/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy


---------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------

Guaranteed Survivor
Purchase Option Rider/1/

  Minimum and                          Monthly         $.02 to $13.86 per $1,000   $.02 to $13.86 per $1,000 of
  Maximum Charge                                       of option amount            option amount

  Charge for a male insured            Monthly         $.11 per $1,000 of option   $.11 per $1,000 of option
  issue age 55, in the                                 amount                      amount
  preferred nonsmoker rate
  class
---------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  Minimum and                          Monthly         $3.00 to $28.50 per $100 of $3.00 to $28.50 per $100 of
  Maximum Charge                                       monthly deduction           monthly deduction

  Charge in the first Policy           Monthly         $18.50 per $100 of monthly  $18.50 per $100 of monthly
  year for a male insured                              deduction                   deduction
  issue age 55, in the
  preferred nonsmoker rate
  class
---------------------------------------------------------------------------------------------------------------


Additional Riders -- Joint and Last Survivor Policy

------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
------------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  Minimum and                             Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  Maximum Charge                                          rider face amount           rider face amount

  Charge for a male and                   Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider
  a female insured, joint issue                           face amount                 face amount
  age 70, in the nonsmoker
  preferred rate class with a
  rider face amount
  of $450,000
------------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2003, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .31%   1.26%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .31%   1.20%


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2005, as described in more detail below.

INVESTMENT FUND EXPENSES


Annual Fund Operating Expenses for the period ending December 31, 2003 (anticipated Annual Fund Operating Expenses for 2004 for the Goldman Sachs Mid-Cap Value Portfolio, the Neuberger Berman Real Estate Portfolio and the Turner Mid-Cap Growth Portfolio), as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:



                                                                        Gross Total Fee Waivers and Net Total
                                            Management Other Fund 12b-1   Annual        Expense       Annual
                                               Fees     Expenses  Fees   Expenses   Reimbursements  Expenses/1/
-----------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A)
 Goldman Sachs Mid-Cap Value Portfolio         .75%       .41%     .00%    1.16%          .21%          .95%/2,3/
 Harris Oakmark International Portfolio        .85%       .36%     .00%    1.21%          .01%         1.20%/2/
 Janus Aggressive Growth Portfolio             .78%       .12%     .00%     .90%          .00%          .90%/2/
 Lord Abbett Bond Debenture Portfolio          .60%       .10%     .00%     .70%          .00%          .70%/4/
 Lord Abbett Growth and Income Portfolio       .56%       .06%     .00%     .62%          .00%          .62%
 Met/AIM Mid Cap Core Equity Portfolio         .75%       .21%     .00%     .96%          .01%          .95%/2/
 Met/AIM Small Cap Growth Portfolio            .90%       .26%     .00%    1.16%          .11%         1.05%/2/
 Met/Putnam Research Portfolio                 .80%       .26%     .00%    1.06%          .16%          .90%/2/
 MFS Research International Portfolio          .80%       .31%     .00%    1.11%          .01%         1.10%/2/
 Money Market Portfolio                        .40%       .10%     .00%     .50%          .00%          .50%
 Neuberger Berman Real Estate Portfolio        .70%       .41%     .00%    1.11%          .21%          .90%/2,3/
 Oppenheimer Capital Appreciation Portfolio    .63%       .12%     .00%     .75%          .00%          .75%/2/
 PIMCO Inflation Protected Bond Portfolio      .50%       .24%     .00%     .74%          .09%          .65%/2/
 PIMCO PEA Innovation Portfolio                .95%       .31%     .00%    1.26%          .16%         1.10%/2/
 PIMCO Total Return Portfolio                  .50%       .09%     .00%     .59%          .00%          .59%/4/
 T. Rowe Price Mid-Cap Growth Portfolio        .75%       .17%     .00%     .92%          .00%          .92%/2/
 Third Avenue Small Cap Value Portfolio        .75%       .18%     .00%     .93%          .00%          .93%/4/
 Turner Mid-Cap Growth Portfolio               .80%       .41%     .00%    1.21%          .21%         1.00%/2,3/
-----------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A)
 Davis Venture Value Portfolio                 .74%       .05%     .00%     .79%          .00%          .79%
 Harris Oakmark Focused Value Portfolio        .75%       .05%     .00%     .80%          .00%          .80%
 Jennison Growth Portfolio                     .67%       .06%     .00%     .73%          .00%          .73%
 MetLife Stock Index Portfolio                 .25%       .06%     .00%     .31%          .00%          .31%
-----------------------------------------------------------------------------------------------------------------



1 Net Total Annual Expenses do not reflect expense reductions that certain Investment Funds achieved as a result of directed brokerage arrangements.


2 Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, .88% for the Met/Putnam Research Portfolio, 1.09% for the MFS Research International Portfolio, .72% for the Oppenheimer Capital Appreciation Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio. Expenses for the PIMCO Inflation Protected Bond Portfolio have been restated to reflect the terms of the Expense Limitation Agreement.


3 Expenses for the Goldman Sachs Mid-Cap Value Portfolio, the Neuberger Berman Real Estate Portfolio and the Turner Mid-Cap Growth Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolios' May 1, 2004 start date.


4 Other Expenses reflect the repayment by the Portfolios of fees previously waived by Met Investors Advisory, under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio; .02% for the PIMCO Total Return Portfolio; and .01% for the Third Avenue Small Cap Value Portfolio.






   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY

The Policy provides for life insurance coverage on the Insured(s). It has a Accumulation Account Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Accumulation Account Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.

PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.


COMMUNICATIONS AND PAYMENTS



We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Service Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange -- even if due to our delay (such as a delay in answering your telephone call).


LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

After the first 5 Policy years, lapse will occur if:

..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Accumulation Account Value.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Accumulation Account Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Accumulation Account Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Accumulation Account Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.


.. Following reinstatement, the No Lapse Period provision will again be applicable for any remaining portion of the No Lapse Period if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.


The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.


When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the Money Market Portfolio. Once the free look period expires, the Accumulation Account Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

ACCUMULATION ACCOUNT VALUE OF YOUR POLICY

The Accumulation Account Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Accumulation Account Value of premium allocated to the General Account.

METHOD OF DETERMINING ACCUMULATION ACCOUNT VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Accumulation Account Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Accumulation Account Value equals the Net
Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Accumulation Account Value in an Investment Fund will equal:

(1) The Accumulation Account Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

MetLife Investors Insurance Company of California (MetLife Investors or the Company), is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company, whose principal office is located at One Madison Avenue, New York, New York 10010. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account Five (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.


There are currently 22 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.


PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.


A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


Investment Fund                            Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------------------------------------

Goldman Sachs Mid-Cap Value Portfolio      Goldman Sachs Asset     Long-term capital appreciation.
                                           Management, L.P.

Harris Oakmark International Portfolio     Harris Associates L.P.  Long-term capital appreciation.

Janus Aggressive Growth Portfolio          Janus Capital           Long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co. LLC  High current income and the opportunity for capital appreciation to produce a high total
                                                                   return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuations in market
                                                                   value.

Met/AIM Mid Cap Core Equity Portfolio      AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/Putnam Research Portfolio              Putnam Investment       Capital appreciation.
                                           Management, LLC

MFS Research International Portfolio       Massachusetts Financial Capital appreciation
                                           Services Company

Money Market Portfolio (formerly, PIMCO    Pacific Investment      Maximum current income, consistent with
Money Market Portfolio)                    Management Company      preservation of capital and daily liquidity.
                                           LLC

Neuberger Berman Real Estate Portfolio     Neuberger Berman        Total return through investment in real estate
                                           Management Inc.         securities, emphasizing both capital
                                                                   appreciation and current income.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO PEA Innovation Portfolio (formerly,  PEA Capital LLC         Capital appreciation; no consideration is
PIMCO Innovation Portfolio)                (formerly, PIMCO        given to income.
                                           Equity Advisors LLC)

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

T. Rowe Price Mid-Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     EQSF Advisers, Inc.     Long-term capital appreciation.

Turner Mid-Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.

METROPOLITAN SERIES FUND, INC.                                              ADVISER: METLIFE ADVISERS, LLC

Investment Fund                        Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P.

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio          Metropolitan Life        To equal the performance of the Standard &
                                       Insurance Company        Poor's 500 Composite Stock Price Index.
----------------------------------------------------------------------------------------------------------


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.




An investment adviser or sub-adviser of an Investment Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Investment Funds. The amount of this compensation is based on a percentage of assets of the Investment Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40% of assets.


SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Accumulation Account Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.


If automatic allocations (such as dollar cost averaging or portfolio rebalancing) are being made to an Investment Fund that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Investment Fund will be allocated the Money Market Portfolio.


In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Funds will be determined as follows:
Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS


At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year.


The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.






We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Investment Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Investment Funds made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Investment Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and Investment Funds and may be more restrictive with regard to certain policies or Investment Funds than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Investment Fund shareholders. In addition, we cannot guarantee that the Investment Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Investment Funds.



Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:



..   requiring you to send us by U.S. mail a signed, written request to make transfers;



..   establishing an earlier submission time for telephone and facsimile requests than for written requests, or suspending the right to make such requests altogether;



..   limiting the number of transfers you may make each Policy Year;



..   charging a transfer fee or collecting a fund redemption fee;



..   denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and

..   imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.



If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Investment Fund prospectuses for more details.


DOLLAR COST AVERAGING


Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.


Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:


1) the value of the Money Market Portfolio is completely depleted; or


2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available --periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Accumulation Account Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

APPROVED ASSET ALLOCATION PROGRAMS

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules. Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis. If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.


We reserve the right to modify or terminate the program for any reason, including, without limitation, a change in regulatory requirements applicable to such programs.


DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Accumulation Account Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Accumulation Account Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Insureds Less than Age

   100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                ---------------------------------------------------------
                Applicable Percentage of Accumulation Account Value Table
                         For Insureds Less Than Age 100
                ---------------------------------------------------------
                                                  Policy Accumulation
                                                  Account Value
                Insured Person's Age              Multiple Percentage
                ---------------------------------------------------------
                        40 or under                      250%
                        45                               215%
                        50                               185%
                        55                               150%
                        60                               130%
                        65                               120%
                        70                               115%
                        78 to 90                         105%
                        95 to 99                         101%

                         Joint and Last Survivor Policy
                ---------------------------------------------------------
                Applicable Percentage of Accumulation Account Value Table
                     For Younger Insureds Less Than Age 100
                ---------------------------------------------------------
                                                  Policy Accumulation
                                                  Account Value
                Younger Insured Person's Age      Multiple Percentage
                ---------------------------------------------------------
                        40 or under                      250%
                        45                               215%
                        50                               185%
                        55                               150%
                        60                               130%
                        65                               120%
                        70                               115%
                        78 to 90                         105%
                        95 to 99                         101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Accumulation Account Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Accumulation Account Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Accumulation Account Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Accumulation Account Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

.. the Accumulation Account Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500. The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Accumulation Account Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Accumulation Account Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Accumulation Account Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Accumulation Account Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Accumulation Account Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Accumulation Account Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Accumulation Account Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").

LOAN INTEREST CHARGED

The maximum borrowing rate we may charge for a Policy loan is as follows:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Accumulation Account Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Accumulation Account Value in an Investment Fund or the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Accumulation Account Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Accumulation Account Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Accumulation Account Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Accumulation Account Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER


After the first Policy year, upon written request to us, you can make a Pro-Rata Surrender of the Policy. We will process your Pro-Rata Surrender request upon receipt at our Service Office. The Pro-Rata Surrender will reduce the Face Amount and the Accumulation Account Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Accumulation Account Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:


(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.


You may allocate the amount of decrease in Accumulation Account Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Accumulation Account Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.


A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to you for the amount of Accumulation Account Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service

Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION




We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 22 Corporate Plaza Drive, Newport Beach, California 92660, for the distribution of the Policies. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay compensation to Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.



We and Distributor have entered into selling agreements with selling firms for the sale of the Policies. All selling firms receive commissions. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.



We and Distributor currently pay selling firms first-year commissions of up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond.



We and Distributor may sponsor conferences to which we invite sales representatives on a selective basis. These conferences may provide these sales representatives with an incentive to favor sales of the Policies over other variable life policies (or other investments). You may wish to take such factors into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.

The Statement of Additional Information contains additional information about the compensation paid for sale of the Policies.



We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Accumulation Account Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Accumulation Account Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable Accumulation Account Value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's Accumulation Account Value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Accumulation Account Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of an Accumulation Account Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Accumulation Account Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Guaranteed Survivor Purchase Option (GSPO-Plus) --This rider grants the Policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

EXPERTS


The financial statements of the sub-accounts of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is One City Centre, St. Louis, Missouri 63101.


FINANCIAL STATEMENTS

The consolidated financial statements of the Company are provided in the Statement of Additional Information.

RESTRICTIONS ON FINANCIAL TRANSACTIONS


Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:

   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Accumulation Account Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s).

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Accumulation Account Value, an increase in Accumulation Account Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Accumulation Account Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Accumulation Account Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Accumulation Account Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Accumulation Account Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Accumulation Account Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS


NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.



INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.


We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.


INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.




TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.


Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.


Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.


If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.


Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans. If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.


Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ACCUMULATION ACCOUNT VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH SURRENDER VALUE -- The Accumulation Account Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Accumulation Account Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Accumulation Account Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Accumulation Account Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account Five, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company of California, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

                                  APPENDIX A



                        ILLUSTRATIONS OF POLICY VALUES



The tables in Appendix A illustrate the way the Policies work, based on assumptions about investment returns and the Insured's characteristics. They show how the death benefit, Cash Surrender Value and Accumulation Unit Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Single Life Policy with a Face Amount of $900,000 for a male aged 55. The Insured is assumed to be in the preferred nonsmoker rate class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option A death benefit.



Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (a) the rates of return varied above and below these averages during the period,
(b) premiums were paid in other amounts or at other than annual intervals, or
(c) the Accumulation Unit Value was allocated differently among individual Investment Funds with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another risk class, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.



The death benefits, Cash Surrender Values and Accumulation Unit Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, a selection and issue expense charge, and a charge for the cost of insurance) from the Accumulation Unit Value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Accumulation Unit Value upon surrender, Face Amount reduction or lapse during the first 10 Policy years. The death benefits, Cash Surrender Values and Accumulation Unit Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .55% in Policy years 1-10, .25% in Policy Years 11-20 and .05% thereafter (on a current basis), and .55% in Policy years 1-10, 45% in Policy years 11-20 and .35% thereafter (on a guaranteed basis), of the average daily value of the assets in the Separate Account attributable to the Policies. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Investment Funds, at an annual rate of .87% of the average daily net assets of the Investment Funds. This average does not reflect expense subsidies by the investment advisers of certain Investment Funds.



The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Investment Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Investment Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.41%, 4.51% and 8.45% in Policy years 1-10, -1.11%, 4.82% and
8.77% in Policy years 11-20 and -0.92%, 5.03% and 8.99% thereafter, respectively, based on the current charge for mortality and expense risks, and -1.41%, 4.51% and 8.45% in Policy years 1-10, -1.31%, 4.61% and 8.56% in Policy years 11-20 and -1.21%, 4.71% and 8.67% thereafter, respectively, based on the guaranteed maximum charge for mortality and expense risks.



If you request, we will furnish a personalized illustration reflecting the proposed Insured's age, sex, rate class, and the Face Amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the Insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 55



                            $17,685 ANNUAL PREMIUM


                        NONSMOKER PREFERRED RATE CLASS



                             $900,000 FACE AMOUNT



                            OPTION A DEATH BENEFIT



             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



               DEATH BENEFIT               CASH SURRENDER VALUE         ACCUMULATION UNIT VALUE
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END            GROSS ANNUAL                   GROSS ANNUAL                   GROSS ANNUAL
  OF         RATE OF RETURN OF              RATE OF RETURN OF              RATE OF RETURN OF
POLICY ------------------------------ ------------------------------ ------------------------------
 YEAR     0%        6%        10%        0%        6%        10%        0%        6%        10%
-      --------------------------------------------------------------------------------------------
   1   $900,000 $  900,000 $  900,000 $  3,785 $    4,609 $    5,159 $ 11,743 $   12,567 $   13,117
   2    900,000    900,000    900,000   15,139     17,515     19,154   23,097     25,474     27,112
   3    900,000    900,000    900,000   25,929     30,593     33,916   33,887     38,551     41,875
   4    900,000    900,000    900,000   36,122     43,811     49,477   44,080     51,769     57,435
   5    900,000    900,000    900,000   45,743     57,200     65,931   53,701     65,159     73,889
   6    900,000    900,000    900,000   55,723     71,699     84,292   62,797     78,773     91,366
   7    900,000    900,000    900,000   66,027     87,281    104,619   71,332     92,587    109,925
   8    900,000    900,000    900,000   75,782    103,088    126,146   79,319    106,625    129,683
   9    900,000    900,000    900,000   84,980    119,123    148,982   86,748    120,891    150,751
  10    900,000    900,000    900,000   93,533    135,317    173,176   93,533    135,317    173,176
  15    900,000    900,000    900,000  133,268    229,794    334,192  133,268    229,794    334,192
  20    900,000    900,000    900,000  158,235    341,701    580,529  158,235    341,701    580,529
  25    900,000    900,000  1,031,332  154,572    474,767    982,221  154,572    474,767    982,221
  30    900,000    900,000  1,685,914   99,867    638,321  1,605,633   99,867    638,321  1,605,633
  35               912,980  2,671,084             869,505  2,543,890             869,505  2,543,890
  40             1,206,836  4,015,418           1,194,887  3,975,661           1,194,887  3,975,661
  45             1,615,266  6,188,872           1,615,266  6,188,872           1,615,266  6,188,872



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND ACCUMULATION UNIT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 55



                            $17,685 ANNUAL PREMIUM


                        NONSMOKER PREFERRED RATE CLASS


                             $900,000 FACE AMOUNT



                            OPTION A DEATH BENEFIT



           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



             DEATH BENEFIT         CASH SURRENDER VALUE   ACCUMULATION UNIT VALUE
         ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
 END          GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL
  OF       RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF
POLICY -------------------------- ----------------------- -----------------------
 YEAR     0%       6%      10%      0%      6%      10%     0%      6%      10%
-      --------------------------------------------------------------------------
   1   $900,000 $900,000 $900,000 $     0 $     0 $     0 $ 4,543 $ 5,089 $ 5,455
   2    900,000  900,000  900,000   2,372   3,855   4,885  10,330  11,814  12,843
   3    900,000  900,000  900,000   7,377  10,171  12,179  15,335  18,129  20,137
   4    900,000  900,000  900,000  11,550  16,004  19,320  19,508  23,963  27,278
   5    900,000  900,000  900,000  14,800  21,233  26,200  22,758  29,191  34,158
   6    900,000  900,000  900,000  17,915  26,612  33,584  24,989  33,686  40,658
   7    900,000  900,000  900,000  20,792  31,996  41,338  26,098  37,301  46,643
   8    900,000  900,000  900,000  22,393  36,298  48,380  25,930  39,835  51,917
   9    900,000  900,000  900,000  22,536  39,278  54,473  24,305  41,046  56,242
  10    900,000  900,000  900,000  21,021  40,662  59,341  21,021  40,662  59,341
  15             900,000  900,000          23,073  66,305          23,073  66,305
  20
  25
  30
  35
  40
  45



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND ACCUMULATION UNIT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company of California, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Accumulation Account Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.




File No. 811-08433

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders of
MetLife Investors Insurance Company of California and
Contract Owners of MetLife Investors Variable Life Account Five

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account Five (the Separate Account) of MetLife Investors Insurance Company of California as of December 31, 2003, the related statements of operations, changes in net assets, and financial highlights for each of the periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account Five of MetLife Investors Insurance Company of California as of December 31, 2003, the results of their operations, changes in their net assets, and their financial highlights for each of the periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2004

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2003

Sub-account assets:
  Investments at market value:
   Met Investors Series Trust (Met Investors):
    Lord Abbett Growth & Income Portfolio                        49,983 shares $ 1,220,097
    Lord Abbett Bond Debenture Portfolio                         33,818 shares     407,166
    Lord Abbett Growth Opportunity Portfolio                        164 shares       1,517
    Lord Abbett Mid-Cap Value Portfolio                          10,166 shares     180,954
    JP Morgan Quality Bond Portfolio                                  - shares           -
    JP Morgan Select Equity Portfolio                            10,396 shares     130,987
    JP Morgan Small Cap Stock Portfolio                           8,405 shares     100,192
    Met/Putnam Research Portfolio                                 2,674 shares      21,419
    Oppenheimer Capital Appreciation Portfolio                   13,210 shares     110,038
    PIMCO Inflation Protected Bond Portfolio A                    2,477 shares      25,492
    PIMCO Money Market Portfolio                              2,437,522 shares   2,437,522
    Janus Aggressive Growth Portfolio                            28,498 shares     200,342
    PIMCO Total Return Bond Portfolio                            20,593 shares     239,084
    PIMCO Innovation Portfolio                                    5,969 shares      28,829
    T Rowe Price Mid Cap Growth Portfolio                        16,401 shares     104,804
    MFS Research International Portfolio                         19,345 shares     189,773
    AIM Small Cap Growth Portfolio                               21,835 shares     262,680
    AIM Mid Cap Core Equity Portfolio                            23,691 shares     292,105
    Harris Oakmark International Portfolio                       11,441 shares     136,038
    Third Avenue Small Cap Value Portfolio                       16,098 shares     187,061
   Russell Insurance Funds (Russell):
    Multi-Style Equity Fund                                           - shares           -
    Aggressive Equity Fund                                            - shares           -
    Non-US Fund                                                       - shares           -
    Core Bond Fund                                                    - shares           -
    Real Estate Securities Fund                                       - shares           -
   AIM Variable Insurance Funds, Inc. (AIM):
    Premier Equity Fund                                           2,281 shares      46,146
    Capital Appreciation Fund                                       976 shares      20,771
    International Growth Fund                                         - shares           -
   Alliance Variable Products Series Fund, Inc. (Alliance):
    Premier Growth Portfolio                                        185 shares       3,991
    Bernstein Real Estate Investment Portfolio                      173 shares       2,696
   Liberty Variable Investment Trust (Liberty):
    Newport Tiger Fund, Variable Series                               - shares           -
   Goldman Sachs Variable Insurance Trust (Goldman Sachs):
    Growth & Income Fund                                              - shares           -
    International Equity Fund                                         - shares           -
   Scudder Variable Series II (Scudder II):
    Small Cap Growth Portfolio                                        - shares           -
    Dreman Small Cap Value Portfolio                                  - shares           -
    Government Securities Portfolio                                   - shares           -
   MFS Variable Insurance Trust (MFS):
    Research Series                                                   - shares           -
    Emerging Growth Series                                            - shares           -
    High Income Series                                              205 shares       2,042

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2003

Sub-account assets, continued:
  Investments at market value, continued:
   MFS Variable Insurance Trust (MFS) (Cont'd):
    Strategic Income Series                                                - shares $        -
    Investors Trust Series                                               279 shares      4,566
    New Discovery Series                                                 223 shares      3,111
   Metropolitan Life Series (MetLife):
    Davis Venture Value A                                             11,092 shares    280,303
    Harris Oakmark Focused Value                                         687 shares    154,029
    Jennison Growth                                                    9,327 shares     93,361
    SSR Money Market Portfolio                                            32 shares      3,208
    Stock Index Portfolio                                             10,771 shares    317,206
   Oppenheimer Variable Account Funds (Oppenheimer):
    Capital Appreciation Fund                                          1,375 shares     47,700
    Main Street Growth & Income Fund                                       - shares          -
    High Income Fund                                                       - shares          -
    Bond Fund                                                            550 shares      6,284
    Strategic Bond Fund                                                    - shares          -
   Putnam Variable Trust (Putnam)
    Growth & Income Fund                                                 214 shares      5,007
    New Value Fund                                                         - shares          -
    Vista Fund                                                             - shares          -
    International Growth Fund                                            128 shares      1,648
    International New Opportunities Fund                                   - shares          -
   Franklin Templeton Variable Insurance Products Trust (Templeton)
    Global Income Securities Fund                                          - shares          -
    Franklin Small Cap Fund                                              201 shares      3,546
    Growth Securities Fund                                             3,095 shares     35,002
    Foreign Securities Fund                                              136 shares      1,679
    Developing Markets Securities Fund                                   346 shares      2,473
    Mutual Shares Securities Fund                                          - shares          -
    Franklin Large Cap Growth Securities Fund                              - shares          -
                                                                                    ----------
      Total assets                                                                  $7,310,869
                                                                                    ==========

Sub-account liabilities:
  Due to/(from) general account, net:
   Met Investors Lord Abbett Growth & Income Portfolio                              $    5,403
   Met Investors Lord Abbett Bond Debenture Portfolio                                       16
   Met Investors Lord Abbett Growth Opportunity Portfolio                                    -
   Met Investors Lord Abbett Mid-Cap Value Portfolio                                         4
   Met Investors JP Morgan Quality Bond Portfolio                                            -
   Met Investors JP Morgan Select Equity Portfolio                                           -
   Met Investors JP Morgan Small Cap Stock Portfolio                                         -
   Met Investors Met/Putnam Research Portfolio                                              43
   Met Investors Oppenheimer Capital Appreciation Portfolio                                  5
   Met Investors PIMCO Inflation Protected Bond Portfolio A                                 26
   Met Investors PIMCO Money Market Portfolio                                           (1,068)

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2003

    Sub-account liabilities, continued:
      Due to/(from) general account, net continued:
       Met Investors Janus Aggressive Growth Portfolio          $        6
       Met Investors PIMCO Total Return Bond Portfolio               1,634
       Met Investors PIMCO Innovation Portfolio                         30
       Met Investors T Rowe Price Mid Cap Growth Portfolio              15
       Met Investors MFS Research International Portfolio               (5)
       Met Investors AIM Small Cap Growth Portfolio                     (3)
       Met Investors AIM Mid Cap Core Equity Portfolio                   2
       Met Investors Harris Oakmark International Portfolio             41
       Met Investors Third Avenue Small Cap Value Portfolio             (5)
       Russell Multi-Style Equity Fund                                   -
       Russell Aggressive Equity Fund                                    -
       Russell Non-US Fund                                               -
       Russell Core Bond Fund                                            -
       Russell Real Estate Securities Fund                               -
       AIM Premier Equity Fund                                           -
       AIM Capital Appreciation Fund                                     -
       AIM International Growth Fund                                     -
       Alliance Premier Growth Portfolio                                 8
       Alliance Bernstein Real Estate Investment Portfolio               5
       Liberty Newport Tiger Fund, Variable Series                       -
       Goldman Sachs Growth & Income Fund                                -
       Goldman Sachs International Equity Fund                           -
       Scudder II Small Cap Growth Portfolio                             -
       Scudder II Dreman Small Cap Value Portfolio                       -
       Scudder II Government Securities Portfolio                        -
       MFS Research Series                                               -
       MFS Emerging Growth Series                                        -
       MFS High Income Series                                            4
       MFS Strategic Income                                              -
       MFS Investors Trust Series                                        9
       MFS New Discovery Series                                          7
       MetLife Davis Venture Value A                                 5,735
       MetLife Harris Oakmark Focused Value                             22
       MetLife Jennison Growth                                          44
       MetLife SSR Money Market Portfolio                                4
       MetLife Stock Index Portfolio                                    19
       Oppenheimer Capital Appreciation Fund                            42
       Oppenheimer Main Street Growth & Income Fund                      -
       Oppenhiemer High Income Fund                                      -
       Oppenheimer Bond Fund                                            13
       Oppenheimer Strategic Bond Fund                                   -
       Putnam Growth & Income Fund                                      10
       Putnam New Value Fund                                             -
       Putnam Vista Fund                                                 -
       Putnam International Growth Fund                                  4
       Putnam International New Opportunities Fund                       -
       Templeton Global Income Securities Fund                           -

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2003

  Sub-account liabilities, continued:
    Due to/(from) general account, net continued:
     Templeton Franklin Small Cap Fund                              $        -
     Templeton Growth Securities Fund                                        -
     Templeton Foreign Securities Fund                                       3
     Templeton Developing Markets Securities                                 5
     Templeton Mutual Shares Securities Fund                                 -
     Templeton Franklin Large Cap Growth Securities Fund                     -
                                                                -   ----------
        Total liabilities                                           $   12,078
                                                                    ==========

  Sub-account net assets:
    Accumulation units:
     Met Investors Lord Abbett Growth & Income Portfolio            $1,214,694
     Met Investors Lord Abbett Bond Debenture Portfolio                407,150
     Met Investors Lord Abbett Growth Opportunity Portfolio              1,517
     Met Investors Lord Abbett Mid-Cap Value Portfolio                 180,950
     Met Investors JP Morgan Quality Bond Portfolio                          -
     Met Investors JP Morgan Select Equity Portfolio                   130,987
     Met Investors JP Morgan Small Cap Stock Portfolio                 100,192
     Met Investors Met/Putnam Research Portfolio                        21,376
     Met Investors Oppenheimer Capital Appreciation Portfolio          110,033
     Met Investors PIMCO Inflation Protected Bond Portfolio A           25,466
     Met Investors PIMCO Money Market Portfolio                      2,438,590
     Met Investors Janus Aggressive Growth Portfolio                   200,336
     Met Investors PIMCO Total Return Bond Portfolio                   237,450
     Met Investors PIMCO Innovation Portfolio                           28,799
     Met Investors T Rowe Price Mid Cap Growth Portfolio               104,789
     Met Investors MFS Research International Portfolio                189,778
     Met Investors AIM Small Cap Growth Portfolio                      262,683
     Met Investors AIM Mid Cap Core Equity Portfolio                   292,103
     Met Investors Harris Oakmark International Portfolio              135,997
     Met Investors Third Avenue Small Cap Value Portfolio              187,066
     Russell Multi-Style Equity Fund                                         -
     Russell Aggressive Equity Fund                                          -
     Russell Non-US Fund                                                     -
     Russell Core Bond Fund                                                  -
     Russell Real Estate Securities Fund                                     -
     AIM Premier Equity Fund                                            46,146
     AIM Capital Appreciation Fund                                      20,771
     AIM International Growth Fund                                           -
     Alliance Premier Growth Portfolio                                   3,983
     Alliance Bernstein Real Estate Investment Portfolio                 2,691
     Liberty Newport Tiger Fund, Variable Series                             -
     Goldman Sachs Growth & Income Fund                                      -
     Goldman Sachs International Equity Fund                                 -
     Scudder II Small Cap Growth Portfolio                                   -
     Scudder II SVS Dreman Small Cap Value Portfolio                         -

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2003

     Sub-account net assets, continued:
       Accumulation units, continued:
        Scudder II Government Securities Portfolio              $        -
        MFS Research Series                                              -
        MFS Emerging Growth Series                                       -
        MFS High Income Series                                       2,038
        MFS Strategic Income Series                                      -
        MFS Investors Trust Series                                   4,557
        MFS New Discovery Series                                     3,104
        MetLife Davis Venture Value                                274,568
        MetLife Harris Oakmark Focused Value                       154,007
        MetLife Jennison Growth                                     93,317
        MetLife SSR Money Market Portfolio                           3,204
        MetLife Stock Index Portfolio                              317,187
        Oppenheimer Capital Appreciation Fund                       47,658
        Oppenheimer Main Street Growth & Income Fund                     -
        Oppenheimer High Income Fund                                     -
        Oppenheimer Bond Fund                                        6,271
        Oppenheimer Strategic Bond Fund                                  -
        Putnam Growth & Income Fund                                  4,997
        Putnam New Value Fund                                            -
        Putnam Vista Fund                                                -
        Putnam International Growth Fund                             1,644
        Putnam International New Opportunities Fund                      -
        Templeton Global Income Securities Fund                          -
        Templeton Franklin Small Cap Fund                            3,546
        Templeton Growth Securities Fund                            35,002
        Templeton Foreign Securities Fund                            1,676
        Templeton Developing Markets Securities Fund                 2,468
        Templeton Mutual Shares Securities Fund                          -
        Templeton Franklin Large Cap Growth Securities Fund              -
                                                                ----------
           Total net assets                                     $7,298,791
                                                                ==========

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                                                              Met Investors
                                                  --------------------------------------------------------------------------
                                                   Lord Abbett    Lord Abbett    Lord Abbett      Lord Abbett   Lord Abbett
                                                    Growth &         Bond        Developing         Growth        Mid-Cap
                                                     Income        Debenture       Growth         Opportunity      Value
                                                    Portfolio      Portfolio    Portfolio (b)    Portfolio (a)   Portfolio
                                                  -------------- -------------  -------------    ------------- -------------
Investment income:
  Dividends                                       $        7,361         6,575              -                -         1,078
                                                  -------------- -------------  -------------    ------------- -------------
Expenses:
  Mortality and expense risk                                 504           507              -                -            11
                                                  -------------- -------------  -------------    ------------- -------------
    Net investment income (loss)                           6,857         6,068              -                -         1,067
                                                  -------------- -------------  -------------    ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                877          (577)          (796)              40           227
  Realized gain distributions                                  -             -              -                -         2,645
                                                  -------------- -------------  -------------    ------------- -------------
    Net realized gain (loss)                                 877          (577)          (796)              40         2,872
                                                  -------------- -------------  -------------    ------------- -------------
Change in unrealized appreciation (depreciation)         269,451        47,628            808              333        33,818
                                                  -------------- -------------  -------------    ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $      277,185        53,119             12              373        37,757
                                                  ============== =============  =============    ============= =============

                                                  ---------------------------
                                                    JP Morgan      JP Morgan
                                                    Enhanced     International
                                                      Index         Equity
                                                  Portfolio (b)  Portfolio (b)
                                                  -------------  -------------
Investment income:
  Dividends                                               4,231            529
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                          4,231            529
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (213,173)       (59,752)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                           (213,173)       (59,752)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        217,201         56,859
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           8,259         (2,364)
                                                  =============  =============

(a) For the period from April 25, 2003 to December 31, 2003.
(b) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                                                                Met Investors
                                                  ---------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan      JP Morgan                    Oppenheimer
                                                      Quality        Select        Small Cap      Met/Putnam      Capital
                                                       Bond          Equity          Stock         Research     Appreciation
                                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -            702              -              6              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -            107            284
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -            702              -           (101)          (284)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                523         (1,410)          (560)            45            194
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 523         (1,410)          (560)            45            194
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (42)        33,895         23,209          4,233         14,185
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          481         33,187         22,649          4,177         14,095
                                                  ==============  =============  =============  =============  =============

                                                  ------------------------------
                                                       PIMCO          PIMCO
                                                     Inflation        Money
                                                  Protected Bond     Market
                                                  Portfolio A (c)   Portfolio
                                                  --------------- -------------
Investment income:
  Dividends                                                   83         18,701
                                                   -------------  -------------
Expenses:
  Mortality and expense risk                                  25         15,124
                                                   -------------  -------------
    Net investment income (loss)                              58          3,577
                                                   -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  2              -
  Realized gain distributions                                403              -
                                                   -------------  -------------
    Net realized gain (loss)                                 405              -
                                                   -------------  -------------
Change in unrealized appreciation (depreciation)              60              -
                                                   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              523          3,577
                                                   =============  =============

(c) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                      Janus           PIMCO                      T Rowe Price       MFS
                                                    Aggressive     Total Return      PIMCO         Mid Cap       Research
                                                      Growth           Bond        Innovation       Growth     International
                                                    Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -          3,248              -              -            854
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 688          1,226             49            278            217
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                            (688)         2,022            (49)          (278)           637
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                482          5,389          1,134          1,241          1,858
  Realized gain distributions                                  -          2,668              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 482          8,057          1,134          1,241          1,858
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          34,646           (604)         2,018         14,344         33,574
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       34,440          9,475          3,103         15,307         36,069
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                       AIM            AIM
                                                    Small Cap       Mid Cap
                                                     Growth       Core Equity
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            221
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                695            903
                                                  -------------  -------------
    Net investment income (loss)                           (695)          (682)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               891            596
  Realized gain distributions                                 -          2,325
                                                  -------------  -------------
    Net realized gain (loss)                                891          2,921
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         45,251         42,653
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          45,447         44,892
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                         Met Investors              GACC
                                                  ---------------------------- -------------  --------------
                                                     Harris      Third Avenue
                                                     Oakmark      Small Cap        Money       Multi-Style
                                                  International     Value          Market        Equity
                                                    Portfolio     Portfolio       Fund (b)        Fund
                                                  -------------- ------------- -------------  -------------
Investment income:
  Dividends                                       $        1,219           651             9              -
                                                  -------------- ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                 263           504             -              -
                                                  -------------- ------------- -------------  -------------
    Net investment income (loss)                             956           147             9              -
                                                  -------------- ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                125         2,002           (46)           (35)
  Realized gain distributions                                348         1,124             -              -
                                                  -------------- ------------- -------------  -------------
    Net realized gain (loss)                                 473         3,126           (46)           (35)
                                                  -------------- ------------- -------------  -------------
Change in unrealized appreciation (depreciation)          18,498        35,422            46             43
                                                  -------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       19,927        38,695             9              8
                                                  ============== ============= =============  =============

                                                              Russell
                                                  --------------------------------------------

                                                    Aggressive                       Core
                                                      Equity         Non-US          Bond
                                                       Fund           Fund           Fund
                                                  -------------  -------------  -------------
Investment income:
  Dividends                                                   -              -              2
                                                  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -              -
                                                  -------------  -------------  -------------
    Net investment income (loss)                              -              -              2
                                                  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (12)           (36)            10
  Realized gain distributions                                 -              -              -
                                                  -------------  -------------  -------------
    Net realized gain (loss)                                (12)           (36)            10
                                                  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             33             46             (8)
                                                  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              21             10              4
                                                  =============  =============  =============

(b) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                     Russell                          AIM
                                                  --------------  -------------------------------------------
                                                       Real
                                                      Estate         Premier        Capital     International
                                                    Securities       Equity       Appreciation     Growth
                                                       Fund           Fund            Fund          Fund
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            3            128              -              -
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                               3            128              -              -
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 35           (785)          (360)           (82)
  Realized gain distributions                                  -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                  35           (785)          (360)           (82)
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (11)         9,911          5,162             93
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           27          9,254          4,802             11
                                                  ==============  =============  =============  =============

                                                            Alliance              Liberty
                                                  ---------------------------- -------------
                                                                   Bernstein      Newport
                                                     Premier      Real Estate   Tiger Fund,
                                                     Growth       Investment     Variable
                                                    Portfolio      Portfolio      Series
                                                  -------------  ------------- -------------
Investment income:
  Dividends                                                   -             66             -
                                                  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                 21             13             -
                                                  -------------  ------------- -------------
    Net investment income (loss)                            (21)            53             -
                                                  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (165)            53           (29)
  Realized gain distributions                                 -              -             -
                                                  -------------  ------------- -------------
    Net realized gain (loss)                               (165)            53           (29)
                                                  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)            956            688            41
                                                  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                             770            794            12
                                                  =============  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                          Goldman Sachs                           Scudder II
                                                  -----------------------------  -------------------------------------------
                                                      Growth                         Small         Dreman
                                                        &         International       Cap         Small Cap      Government
                                                      Income         Equity         Growth          Value        Securities
                                                       Fund           Fund         Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              -              3              6
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -              -              -              3              6
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (19)           (43)           (59)            28             12
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (19)           (43)           (59)            28             12
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)              26             51             70             (9)           (18)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            7              8             11             22              -
                                                  ==============  =============  =============  =============  =============

                                                               MFS
                                                  ----------------------------

                                                                    Emerging
                                                     Research        Growth
                                                      Series         Series
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (50)           (61)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (50)           (61)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             57             68
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               7              7
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                                              MFS
                                                  -----------------------------------------------------------  --------------

                                                       High         Strategic      Investors         New           Davis
                                                      Income         Income          Trust        Discovery       Venture
                                                      Series         Series         Series         Series         Value A
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           85              7             28              -            238
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  11              -             23             15            709
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              74              7              5            (15)          (471)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (6)            10            (96)           (61)         3,494
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  (6)            10            (96)           (61)         3,494
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             249            (12)           919            883         37,991
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          317              5            828            807         41,014
                                                  ==============  =============  =============  =============  =============

                                                      MetLife
                                                  -----------------------------
                                                     Harris
                                                     Oakmark
                                                     Focused        Jennison
                                                      Value          Growth
                                                  -------------  -------------
Investment income:
  Dividends                                                  71              7
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                407            189
                                                  -------------  -------------
    Net investment income (loss)                           (336)          (182)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             1,272            641
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                              1,272            641
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         22,920          8,251
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          23,856          8,710
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                             MetLife                                          Oppenheimer
                                                  ----------------------------  --------------------------------------------
                                                                                                Main Street
                                                    SSR Money        Stock         Capital       Growth &          High
                                                     Market          Index       Appreciation     Income          Income
                                                  Portfolio (a)    Portfolio         Fund          Fund            Fund
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           14         2,386            141              1              8
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  11           897            216              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                               3         1,489            (75)             1              8
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -          (347)           119            (27)           (17)
  Realized gain distributions                                  -             -              -              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   -          (347)           119            (27)           (17)
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               -        41,547         10,449             35             23
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            3        42,689         10,493              9             14
                                                  ============== =============  =============  =============  =============

                                                  ----------------------------

                                                                  Strategic
                                                      Bond          Bond
                                                      Fund          Fund
                                                  ------------- -------------
Investment income:
  Dividends                                                 347             8
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                 35             -
                                                  ------------- -------------
    Net investment income (loss)                            312             8
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                13             2
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                 13             2
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)             53             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                             378            10
                                                  ============= =============

(a) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                                                    Putnam
                                                  -------------------------------------------------------------------------
                                                                                                              International
                                                     Growth &          New                     International       New
                                                      Income          Value         Vista         Growth      Opportunities
                                                       Fund           Fund          Fund           Fund           Fund
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $           93              2             -             16              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  25              -             -              8              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                              68              2             -              8              -
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (91)            10           (59)           (42)           (54)
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                 (91)            10           (59)           (42)           (54)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,113              4            68            407             59
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,090             16             9            373              5
                                                  ==============  ============= =============  =============  =============

                                                            Templeton
                                                  ----------------------------
                                                      Global        Franklin
                                                      Income         Small
                                                    Securities        Cap
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                  11              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                             11              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                20           (173)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 20           (173)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (20)         1,184
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              11          1,011
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2003

                                                                                  Templeton
                                                  ------------------------------------------------------------------------
                                                                                  Developing      Mutual     Franklin Large
                                                      Growth         Foreign       Markets        Shares       Cap Growth
                                                    Securities      Securities    Securities    Securities     Securities
                                                       Fund            Fund          Fund          Fund           Fund
                                                  --------------  -------------  ------------- ------------- --------------
Investment income:
  Dividends                                       $          495             30             28             1             1
                                                  --------------  -------------  ------------- ------------- -------------
Expenses:
  Mortality and expense risk                                   -              8             12             -             -
                                                  --------------  -------------  ------------- ------------- -------------
    Net investment income (loss)                             495             22             16             1             1
                                                  --------------  -------------  ------------- ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (392)          (135)            16             5           (34)
  Realized gain distributions                                  -              -              -             -             -
                                                  --------------  -------------  ------------- ------------- -------------
    Net realized gain (loss)                                (392)          (135)            16             5           (34)
                                                  --------------  -------------  ------------- ------------- -------------
Change in unrealized appreciation (depreciation)           8,588            549            858             8            47
                                                  --------------  -------------  ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $        8,691            436            890            14            14
                                                  ==============  =============  ============= ============= =============





                                                      Total
                                                  -------------
Investment income:
  Dividends                                              49,694
                                                  -------------
Expenses:
  Mortality and expense risk                             23,985
                                                  -------------
    Net investment income (loss)                         25,709
                                                  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (258,218)
  Realized gain distributions                             9,513
                                                  -------------
    Net realized gain (loss)                           (248,705)
                                                  -------------
Change in unrealized appreciation (depreciation)      1,080,858
                                                  -------------
    Net increase (decrease) in net assets from
     operations                                         857,862
                                                  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett
                                                        Growth &         Bond        Developing       Growth         Mid-Cap
                                                         Income        Debenture       Growth       Opportunity       Value
                                                        Portfolio      Portfolio    Portfolio (b)  Portfolio (a)    Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        6,857          6,068              -              -          1,067
  Net realized gain (loss)                                      877           (577)          (796)            40          2,872
  Change in unrealized appreciation (depreciation)          269,451         47,628            808            333         33,818
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             277,185         53,119             12            373         37,757
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (102)          (228)          (119)           (40)          (304)
  Payments received from contract owners                      8,126            605              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            402,549        128,691            822          1,184            (83)
  Transfers for contract benefits, terminations and
   insurance charges                                        (29,102)        (1,184)        (2,014)             -         (3,550)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  381,471        127,884         (1,311)         1,144         (3,937)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   658,656        181,003         (1,299)         1,517         33,820
Net assets at beginning of period                           556,038        226,147          1,299              -        147,130
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    1,214,694        407,150              -          1,517        180,950
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan        JP Morgan
                                                       Enhanced       International
                                                         Index           Equity
                                                     Portfolio (b)    Portfolio (b)
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               4,231              529
  Net realized gain (loss)                                (213,173)         (59,752)
  Change in unrealized appreciation (depreciation)         217,201           56,859
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                              8,259           (2,364)
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -
  MetLife Investors Insurance Company of California
   redemptions                                                 (60)            (117)
  Payments received from contract owners                         -                -
  Transfers between sub-accounts (including fixed
   account), net                                          (276,941)         (57,472)
  Transfers for contract benefits, terminations and
   insurance charges                                        (9,923)          (3,410)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                (286,924)         (60,999)
                                                     -------------    -------------
    Net increase (decrease) in net assets                 (278,665)         (63,363)
Net assets at beginning of period                          278,665           63,363
                                                     -------------    -------------
Net assets at end of period                                      -                -
                                                     =============    =============

(a) For the period from April 25, 2003 to December 31, 2003.
(b) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan      JP Morgan                    Oppenheimer
                                                         Quality        Select        Small Cap      Met/Putnam      Capital
                                                          Bond          Equity          Stock         Research     Appreciation
                                                        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -            702              -           (101)          (284)
  Net realized gain (loss)                                      523         (1,410)          (560)            45            194
  Change in unrealized appreciation (depreciation)              (42)        33,895         23,209          4,233         14,185
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 481         33,187         22,649          4,177         14,095
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (255)          (151)          (176)           (92)           (92)
  Payments received from contract owners                          -              -              -              -            220
  Transfers between sub-accounts (including fixed
   account), net                                            (19,322)             -          2,029           (483)        88,656
  Transfers for contract benefits, terminations and
   insurance charges                                           (378)        (2,580)        (3,024)            (2)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (19,955)        (2,731)        (1,171)          (577)        88,784
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (19,474)        30,456         21,478          3,600        102,879
Net assets at beginning of period                            19,474        100,531         78,714         17,776          7,154
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -        130,987        100,192         21,376        110,033
                                                     ==============  =============  =============  =============  =============

                                                     ------------------------------
                                                          PIMCO          PIMCO
                                                        Inflation        Money
                                                     Protected Bond     Market
                                                     Portfolio A (c)   Portfolio
                                                     --------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   58          3,577
  Net realized gain (loss)                                      405              -
  Change in unrealized appreciation (depreciation)               60              -
                                                      -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 523          3,577
                                                      -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -           (101)
  Payments received from contract owners                          -      2,733,855
  Transfers between sub-accounts (including fixed
   account), net                                             24,943     (3,113,423)
  Transfers for contract benefits, terminations and
   insurance charges                                              -       (148,185)
                                                      -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   24,943       (527,854)
                                                      -------------  -------------
    Net increase (decrease) in net assets                    25,466       (524,277)
Net assets at beginning of period                                 -      2,962,867
                                                      -------------  -------------
Net assets at end of period                                  25,466      2,438,590
                                                      =============  =============

(c) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                         Janus           PIMCO                      T Rowe Price       MFS
                                                       Aggressive     Total Return      PIMCO         Mid Cap       Research
                                                         Growth           Bond        Innovation       Growth     International
                                                       Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (688)         2,022            (49)          (278)           637
  Net realized gain (loss)                                      482          8,057          1,134          1,241          1,858
  Change in unrealized appreciation (depreciation)           34,646           (604)         2,018         14,344         33,574
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              34,440          9,475          3,103         15,307         36,069
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (87)          (109)           (68)           (76)          (102)
  Payments received from contract owners                      1,917          9,256              -              -          1,266
  Transfers between sub-accounts (including fixed
   account), net                                            121,569         59,185         25,715         67,194        147,411
  Transfers for contract benefits, terminations and
   insurance charges                                              -           (730)             -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  123,399         67,602         25,647         67,118        148,575
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   157,839         77,077         28,750         82,425        184,644
Net assets at beginning of period                            42,497        160,373             49         22,364          5,134
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      200,336        237,450         28,799        104,789        189,778
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                          AIM            AIM
                                                       Small Cap       Mid Cap
                                                        Growth       Core Equity
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (695)          (682)
  Net realized gain (loss)                                     891          2,921
  Change in unrealized appreciation (depreciation)          45,251         42,653
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             45,447         44,892
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (95)          (104)
  Payments received from contract owners                     1,541          4,026
  Transfers between sub-accounts (including fixed
   account), net                                           192,777        202,163
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 194,223        206,085
                                                     -------------  -------------
    Net increase (decrease) in net assets                  239,670        250,977
Net assets at beginning of period                           23,013         41,126
                                                     -------------  -------------
Net assets at end of period                                262,683        292,103
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                             Met Investors               GACC
                                                     -----------------------------  -------------  --------------
                                                         Harris       Third Avenue
                                                         Oakmark       Small Cap        Money       Multi-Style
                                                      International      Value          Market        Equity
                                                        Portfolio      Portfolio       Fund (b)        Fund
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          956            147              9              -
  Net realized gain (loss)                                      473          3,126            (46)           (35)
  Change in unrealized appreciation (depreciation)           18,498         35,422             46             43
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              19,927         38,695              9              8
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (97)          (123)          (201)           (68)
  Payments received from contract owners                      1,513          1,623         20,652              -
  Transfers between sub-accounts (including fixed
   account), net                                            102,616        146,697        (20,379)             1
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -         (2,489)             -
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  104,032        148,197         (2,417)           (67)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   123,959        186,892         (2,408)           (59)
Net assets at beginning of period                            12,038            174          2,408             59
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $      135,997        187,066              -              -
                                                     ==============  =============  =============  =============

                                                                 Russell
                                                     --------------------------------------------

                                                       Aggressive                       Core
                                                         Equity         Non-US          Bond
                                                          Fund           Fund           Fund
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -              2
  Net realized gain (loss)                                     (12)           (36)            10
  Change in unrealized appreciation (depreciation)              33             46             (8)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 21             10              4
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (95)           (69)          (128)
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -             (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (95)           (69)          (129)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                      (74)           (59)          (125)
Net assets at beginning of period                               74             59            125
                                                     -------------  -------------  -------------
Net assets at end of period                                      -              -              -
                                                     =============  =============  =============

(b) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                        Russell                          AIM
                                                     --------------  -------------------------------------------
                                                          Real
                                                         Estate         Premier        Capital     International
                                                       Securities       Equity       Appreciation     Growth
                                                          Fund           Fund            Fund          Fund
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            3            128              -              -
  Net realized gain (loss)                                       35           (785)          (360)           (82)
  Change in unrealized appreciation (depreciation)              (11)         9,911          5,162             93
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  27          9,254          4,802             11
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (155)          (119)          (136)          (113)
  Payments received from contract owners                          -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -            879          2,007              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)          (969)        (2,442)            (1)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (156)          (209)          (571)          (114)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (129)         9,045          4,231           (103)
Net assets at beginning of period                               129         37,101         16,540            103
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $            -         46,146         20,771              -
                                                     ==============  =============  =============  =============

                                                               Alliance               Liberty
                                                     ----------------------------  -------------
                                                                      Bernstein       Newport
                                                        Premier      Real Estate    Tiger Fund,
                                                        Growth       Investment      Variable
                                                       Portfolio      Portfolio       Series
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (21)            53              -
  Net realized gain (loss)                                    (165)            53            (29)
  Change in unrealized appreciation (depreciation)             956            688             41
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                770            794             12
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (52)          (154)           (73)
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                              (170)          (107)             3
  Transfers for contract benefits, terminations and
   insurance charges                                            (3)            (4)            (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (225)          (265)           (71)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                      545            529            (59)
Net assets at beginning of period                            3,438          2,162             59
                                                     -------------  -------------  -------------
Net assets at end of period                                  3,983          2,691              -
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                             Goldman Sachs                           Scudder II
                                                     -----------------------------  -------------------------------------------
                                                         Growth                         Small         Dreman
                                                           &         International       Cap         Small Cap      Government
                                                         Income         Equity         Growth          Value        Securities
                                                          Fund           Fund         Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              -              -              3              6
  Net realized gain (loss)                                      (19)           (43)           (59)            28             12
  Change in unrealized appreciation (depreciation)               26             51             70             (9)           (18)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   7              8             11             22              -
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (82)           (63)           (50)          (129)          (124)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             (1)            (1)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (82)           (63)           (51)          (130)          (125)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (75)           (55)           (40)          (108)          (125)
Net assets at beginning of period                                75             55             40            108            125
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -              -              -              -              -
                                                     ==============  =============  =============  =============  =============

                                                                  MFS
                                                     ----------------------------

                                                                       Emerging
                                                        Research        Growth
                                                         Series         Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                     (50)           (61)
  Change in unrealized appreciation (depreciation)              57             68
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  7              7
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (60)           (43)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              1
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (60)           (42)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (53)           (35)
Net assets at beginning of period                               53             35
                                                     -------------  -------------
Net assets at end of period                                      -              -
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                 MFS
                                                     -----------------------------------------------------------  --------------

                                                          High         Strategic      Investors         New           Davis
                                                         Income         Income          Trust        Discovery       Venture
                                                         Series         Series         Series         Series         Value A
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           74              7              5            (15)          (471)
  Net realized gain (loss)                                       (6)            10            (96)           (61)         3,494
  Change in unrealized appreciation (depreciation)              249            (12)           919            883         37,991
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 317              5            828            807         41,014
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (103)          (122)           (72)           (69)           (99)
  Payments received from contract owners                          -              -              -              -          7,565
  Transfers between sub-accounts (including fixed
   account), net                                                (90)             -           (193)          (127)       172,108
  Transfers for contract benefits, terminations and
   insurance charges                                             (3)            (1)            (2)            (9)        (3,532)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (196)          (123)          (267)          (205)       176,042
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       121           (118)           561            602        217,056
Net assets at beginning of period                             1,917            118          3,996          2,502         57,512
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        2,038              -          4,557          3,104        274,568
                                                     ==============  =============  =============  =============  =============

                                                         MetLife
                                                     -----------------------------
                                                        Harris
                                                        Oakmark
                                                        Focused        Jennison
                                                         Value          Growth
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (336)          (182)
  Net realized gain (loss)                                   1,272            641
  Change in unrealized appreciation (depreciation)          22,920          8,251
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             23,856          8,710
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (104)          (116)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                           103,681         80,961
  Transfers for contract benefits, terminations and
   insurance charges                                             -            (49)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 103,577         80,796
                                                     -------------  -------------
    Net increase (decrease) in net assets                  127,433         89,506
Net assets at beginning of period                           26,574          3,811
                                                     -------------  -------------
Net assets at end of period                                154,007         93,317
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                MetLife                                           Oppenheimer
                                                     ----------------------------  --------------------------------------------
                                                                                                   Main Street
                                                       SSR Money        Stock         Capital       Growth &          High
                                                        Market          Index       Appreciation     Income          Income
                                                     Portfolio (a)    Portfolio         Fund          Fund            Fund
                                                     -------------- -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            3         1,489            (75)             1              8
  Net realized gain (loss)                                        -          (347)           119            (27)           (17)
  Change in unrealized appreciation (depreciation)                -        41,547         10,449             35             23
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   3        42,689         10,493              9             14
                                                     -------------- -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -           (91)           (67)           (73)          (109)
  Payments received from contract owners                      1,303        16,076              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                              1,898       131,329          4,280              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -            (23)            (1)            (1)
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    3,201       147,314          4,190            (74)          (110)
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     3,204       190,003         14,683            (65)           (96)
Net assets at beginning of period                                 -       127,184         32,975             65             96
                                                     -------------- -------------  -------------  -------------  -------------
Net assets at end of period                          $        3,204       317,187         47,658              -              -
                                                     ============== =============  =============  =============  =============

                                                     -----------------------------

                                                                      Strategic
                                                          Bond          Bond
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 312              8
  Net realized gain (loss)                                      13              2
  Change in unrealized appreciation (depreciation)              53              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                378             10
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (125)          (123)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                              (292)             -
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (418)          (124)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (40)          (114)
Net assets at beginning of period                            6,311            114
                                                     -------------  -------------
Net assets at end of period                                  6,271              -
                                                     =============  =============

(a) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                       Putnam
                                                     --------------------------------------------------------------------------
                                                                                                                  International
                                                        Growth &          New                      International       New
                                                         Income          Value          Vista         Growth      Opportunities
                                                          Fund           Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           68              2              -              8              -
  Net realized gain (loss)                                      (91)            10            (59)           (42)           (54)
  Change in unrealized appreciation (depreciation)            1,113              4             68            407             59
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,090             16              9            373              5
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (92)          (119)           (47)           (66)           (46)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (204)             -              -            (65)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)            (1)             -             (2)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (298)          (120)           (47)          (133)           (46)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       792           (104)           (38)           240            (41)
Net assets at beginning of period                             4,205            104             38          1,404             41
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        4,997              -              -          1,644              -
                                                     ==============  =============  =============  =============  =============

                                                               Templeton
                                                     ----------------------------
                                                         Global        Franklin
                                                         Income         Small
                                                       Securities        Cap
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  11              -
  Net realized gain (loss)                                      20           (173)
  Change in unrealized appreciation (depreciation)             (20)         1,184
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 11          1,011
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (142)          (152)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -            (78)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (142)          (230)
                                                     -------------  -------------
    Net increase (decrease) in net assets                     (131)           781
Net assets at beginning of period                              131          2,765
                                                     -------------  -------------
Net assets at end of period                                      -          3,546
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                      Templeton
                                                     --------------------------------------------------------------------------
                                                                                      Developing       Mutual     Franklin Large
                                                         Growth         Foreign        Markets         Shares       Cap Growth
                                                       Securities      Securities     Securities     Securities     Securities
                                                          Fund            Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          495             22             16              1              1
  Net realized gain (loss)                                     (392)          (135)            16              5            (34)
  Change in unrealized appreciation (depreciation)            8,588            549            858              8             47
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               8,691            436            890             14             14
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (112)          (165)           (92)          (117)          (103)
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -            (66)           (91)             -              -
  Transfers for contract benefits, terminations and
   insurance charges                                           (693)            (4)            (4)            (1)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (805)          (235)          (187)          (118)          (103)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     7,886            201            703           (104)           (89)
Net assets at beginning of period                            27,116          1,475          1,765            104             89
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       35,002          1,676          2,468              -              -
                                                     ==============  =============  =============  =============  =============





                                                         Total
                                                     -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              25,709
  Net realized gain (loss)                                (248,705)
  Change in unrealized appreciation (depreciation)       1,080,858
                                                     -------------
    Net increase (decrease) in net assets from
     operations                                            857,862
                                                     -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -
  MetLife Investors Insurance Company of California
   redemptions                                              (7,138)
  Payments received from contract owners                 2,809,544
  Transfers between sub-accounts (including fixed
   account), net                                        (1,278,159)
  Transfers for contract benefits, terminations and
   insurance charges                                      (214,404)
                                                     -------------
    Net increase (decrease) in net assets from
     contract transactions                               1,309,843
                                                     -------------
    Net increase (decrease) in net assets                2,167,705
Net assets at beginning of period                        5,131,086
                                                     -------------
Net assets at end of period                              7,298,791
                                                     =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                     Growth &         Bond        Developing       Mid-Cap       Enhanced
                                                      Income        Debenture       Growth          Value          Index
                                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        5,763         17,673              -            713          3,189
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  26             43              -             11              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           5,737         17,630              -            702          3,189
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (2,532)        (1,144)           (14)           641        (27,450)
  Realized gain distributions                             41,061              -              -          5,941              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              38,529         (1,144)           (14)         6,582        (27,450)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (159,692)       (16,710)          (523)       (26,972)       (69,871)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (115,426)          (224)          (537)       (19,688)       (94,132)
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                    JP Morgan      JP Morgan
                                                  International     Quality
                                                     Equity          Bond
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            876
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              1
                                                  -------------  -------------
    Net investment income (loss)                              -            875
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (18,623)         1,654
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                            (18,623)         1,654
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          6,034             31
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (12,589)         2,560
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan                    Oppenheimer       PIMCO
                                                      Select        Small Cap     Met/Putnam       Capital         Money
                                                      Equity          Stock        Research     Appreciation      Market
                                                     Portfolio      Portfolio    Portfolio (d)  Portfolio (d)  Portfolio (d)
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $          772             79             91              4         10,818
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -             32             13          4,947
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             772             79             59             (9)         5,871
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (8,014)          (488)            (3)             -              -
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              (8,014)          (488)            (3)             -              -
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (27,291)       (20,843)          (250)          (147)             -
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (34,533)       (21,252)          (194)          (156)         5,871
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                      Janus          PIMCO
                                                   Aggressive    Total Return
                                                     Growth          Bond
                                                  Portfolio (d)  Portfolio (d)
                                                  -------------  -------------
Investment income:
  Dividends                                                  26              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 60            278
                                                  -------------  -------------
    Net investment income (loss)                            (34)          (278)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 3             22
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  3             22
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (283)         4,680
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (314)         4,424
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                                  T Rowe Price        MFS            AIM            AIM
                                                       PIMCO         Mid Cap       Research       Small Cap       Mid Cap
                                                    Innovation       Growth      International     Growth       Core Equity
                                                   Portfolio (d)  Portfolio (d)  Portfolio (d)  Portfolio (d)  Portfolio (d)
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              9              -             21
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             34              9             35             72
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -            (34)             -            (35)           (51)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              8             (1)            11             (5)
  Realized gain distributions                                  -            133              -              -             29
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   -            141             (1)            11             24
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (51)           717            (24)         1,083            240
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (51)           824            (25)         1,059            213
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                     Harris      Third Avenue
                                                     Oakmark       Small Cap
                                                  International      Value
                                                  Portfolio (d)  Portfolio (e)
                                                  -------------  -------------
Investment income:
  Dividends                                                  18              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 22              -
                                                  -------------  -------------
    Net investment income (loss)                             (4)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (11)             1
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (11)             1
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (729)             3
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (744)             4
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                       GACC                                        Russell
                                                  --------------  ----------------------------------------------------------

                                                      Money        Multi-Style     Aggressive                      Core
                                                      Market         Equity          Equity         Non-US         Bond
                                                       Fund           Fund            Fund           Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        1,059              -              -              1              3
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  10              -              -              -              1
                                                  --------------  -------------  -------------  -------------  -------------
  Net investment income (loss)                             1,049              -              -              1              2
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (828)             -              -              -              -
  Realized gain distributions                                  -              -              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                (828)             -              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (65)           (18)           (18)           (11)             3
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          156            (18)           (18)           (10)             8
                                                  ==============  =============  =============  =============  =============

                                                                      AIM
                                                  -------------- -------------
                                                       Real
                                                      Estate        Premier
                                                    Securities      Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   7            150
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  1              -
                                                  -------------  -------------
  Net investment income (loss)                                6            150
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -        (23,413)
  Realized gain distributions                                 1              -
                                                  -------------  -------------
    Net realized gain (loss)                                  1        (23,413)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (3)         5,658
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               4        (17,605)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                               AIM                         Alliance               Liberty
                                                  -----------------------------  ----------------------------  -------------
                                                                                                  Bernstein       Newport
                                                     Capital      International     Premier      Real Estate    Tiger Fund,
                                                   Appreciation      Growth         Growth       Investment      Variable
                                                       Fund           Fund         Portfolio      Portfolio       Series
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              1              -             57              1
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -             23             12              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -              1            (23)            45              1
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (6,335)             -            (83)             6              -
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              (6,335)             -            (83)             6              -
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             114            (20)        (1,493)            (4)           (12)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       (6,221)           (19)        (1,599)            47            (11)
                                                  ==============  =============  =============  =============  =============

                                                          Goldman Sachs
                                                  ----------------------------
                                                      Growth
                                                        &        International
                                                      Income        Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   1              1
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              1              1
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (11)           (14)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (10)           (13)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                          Goldman Sachs                          Scudder II
                                                  -----------------------------  -------------------------------------------
                                                                                     Small         Dreman
                                                      Global         Internet         Cap         Small Cap     Government
                                                      Income        Tollkeeper      Growth          Value       Securities
                                                     Fund (f)        Fund (f)      Portfolio      Portfolio     Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              -              -              4
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -              -              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (2)           (65)             -              -              -
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  (2)           (65)             -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               2             57            (20)           (14)             6
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            -             (8)           (20)           (14)             9
                                                  ==============  =============  =============  =============  =============

                                                               MFS
                                                  ----------------------------

                                                                    Emerging
                                                     Research        Growth
                                                      Series         Series
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (18)           (18)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (18)           (18)
                                                  =============  =============

(f) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                                              MFS
                                                  ----------------------------------------------------------  --------------

                                                       High         Strategic     Investors         New           Davis
                                                      Income         Income         Trust        Discovery       Venture
                                                      Series         Series        Series         Series       Value A (d)
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $          134              4            25              -              1
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  11              -            25             17             91
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                             123              4             -            (17)           (90)
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (6)             -           (52)           (37)           (11)
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                  (6)             -           (52)           (37)           (11)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (80)             5        (1,070)        (1,163)            62
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           37              9        (1,122)        (1,217)           (39)
                                                  ==============  ============= =============  =============  =============

                                                      MetLife
                                                  -----------------------------
                                                     Harris
                                                     Oakmark
                                                     Focused        Jennison
                                                    Value (d)      Growth (e)
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 47              7
                                                  -------------  -------------
    Net investment income (loss)                            (47)            (7)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (10)            (2)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (10)            (2)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (382)          (258)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (439)          (267)
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                      MetLife                                    Oppenheimer
                                                  --------------  ----------------------------------------------------------
                                                                                  Main Street
                                                       Stock         Capital       Growth &          High
                                                       Index       Appreciation     Income          Income         Bond
                                                   Portfolio (d)       Fund          Fund            Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -              1             10            450
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 171             42              -              -             33
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                            (170)           (42)             1             10            417
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (79)             9              -              -              3
  Realized gain distributions                                  1              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (78)             9              -              -              3
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          (1,699)         1,799            (16)           (13)            84
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       (1,947)         1,766            (15)            (3)           504
                                                  ==============  =============  =============  =============  =============

                                                                     Putnam
                                                  -------------- -------------

                                                    Strategic       Growth &
                                                      Bond           Income
                                                      Fund            Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   9             83
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -             26
                                                  -------------  -------------
    Net investment income (loss)                              9             57
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -            (47)
  Realized gain distributions                                 -             28
                                                  -------------  -------------
    Net realized gain (loss)                                  -            (19)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (1)        (1,072)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               8         (1,034)
                                                  =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                                             Putnam
                                                  -----------------------------------------------------------  ----------------
                                                                                                International     Global
                                                        New                      International       New          Income
                                                       Value          Vista         Growth      Opportunities   Securities
                                                       Fund           Fund           Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -             16              -              1
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              9              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               1              -              7              -              1
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -            (18)             -              -
  Realized gain distributions                                  4              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   4              -            (18)             -              -
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (23)           (17)          (306)            (7)            21
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (18)           (17)          (317)            (7)            22
                                                  ==============  =============  =============  =============  =============

                                                   Templeton
                                                  --------------------------
                                                     Franklin
                                                      Small          Growth
                                                       Cap         Securities
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                  14            866
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                             14            866
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (2,813)        (3,482)
  Realized gain distributions                                 -            795
                                                  -------------  -------------
    Net realized gain (loss)                             (2,813)        (2,687)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          1,770         (5,449)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (1,029)        (7,270)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2002

                                                                           Templeton
                                                  -----------------------------------------------------------
                                                                    Developing       Mutual     Franklin Large
                                                     Foreign         Markets         Shares       Cap Growth
                                                    Securities      Securities     Securities     Securities
                                                       Fund            Fund           Fund           Fund          Total
                                                  --------------  -------------  -------------  -------------- -------------
Investment income:
  Dividends                                       $           31             30              1              1         43,016
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   9             10              -              -          6,129
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              22             20              1              1         36,887
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (37)            (6)             -              -        (93,253)
  Realized gain distributions                                  -              -              2              -         47,998
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (37)            (6)             2              -        (45,255)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (335)           (21)           (17)           (27)      (314,712)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (350)            (7)           (14)           (26)      (323,080)
                                                  ==============  =============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                        Growth &         Bond        Developing       Mid-Cap       Enhanced
                                                         Income        Debenture       Growth          Value          Index
                                                        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        5,737         17,630              -            702          3,189
  Net realized gain (loss)                                   38,529         (1,144)           (14)         6,582        (27,450)
  Change in unrealized appreciation (depreciation)         (159,692)       (16,710)          (523)       (26,972)       (69,871)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (115,426)          (224)          (537)       (19,688)       (94,132)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                         81              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            133,757         33,890              -         52,162        (67,035)
  Transfers for contract benefits, terminations and
   insurance charges                                        (12,790)        (4,538)           (36)        (3,687)        (7,658)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  121,048         29,352            (36)        48,475        (74,693)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     5,622         29,128           (573)        28,787       (168,825)
Net assets at beginning of period                           550,416        197,019          1,872        118,343        447,490
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      556,038        226,147          1,299        147,130        278,665
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                     International     Quality
                                                        Equity          Bond
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -            875
  Net realized gain (loss)                                 (18,623)         1,654
  Change in unrealized appreciation (depreciation)           6,034             31
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (12,589)         2,560
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                           (29,371)        17,349
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,829)          (670)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (31,200)        16,679
                                                     -------------  -------------
    Net increase (decrease) in net assets                  (43,789)        19,239
Net assets at beginning of period                          107,152            235
                                                     -------------  -------------
Net assets at end of period                                 63,363         19,474
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan                    Oppenheimer       PIMCO
                                                         Select        Small Cap     Met/Putnam       Capital         Money
                                                         Equity          Stock        Research     Appreciation      Market
                                                        Portfolio      Portfolio    Portfolio (d)  Portfolio (d)  Portfolio (d)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          772             79             59             (9)         5,871
  Net realized gain (loss)                                   (8,014)          (488)            (3)             -              -
  Change in unrealized appreciation (depreciation)          (27,291)       (20,843)          (250)          (147)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (34,533)       (21,252)          (194)          (156)         5,871
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -            100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -      3,655,445
  Transfers between sub-accounts (including fixed
   account), net                                            (22,954)           (63)        18,251          7,210       (698,210)
  Transfers for contract benefits, terminations and
   insurance charges                                         (2,610)        (2,099)          (381)             -           (339)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (25,564)        (2,162)        17,970          7,310      2,956,996
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (60,097)       (23,414)        17,776          7,154      2,962,867
Net assets at beginning of period                           160,628        102,128              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      100,531         78,714         17,776          7,154      2,962,867
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                         Janus          PIMCO
                                                      Aggressive    Total Return
                                                        Growth          Bond
                                                     Portfolio (d)  Portfolio (d)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (34)          (278)
  Net realized gain (loss)                                       3             22
  Change in unrealized appreciation (depreciation)            (283)         4,680
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (314)         4,424
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -            139
  Transfers between sub-accounts (including fixed
   account), net                                            43,025        155,710
  Transfers for contract benefits, terminations and
   insurance charges                                          (314)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  42,811        155,949
                                                     -------------  -------------
    Net increase (decrease) in net assets                   42,497        160,373
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                 42,497        160,373
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                  Met Investors
                                                     ---------------------------------------------------------------------------
                                                                     T Rowe Price        MFS            AIM            AIM
                                                          PIMCO         Mid Cap       Research       Small Cap       Mid Cap
                                                       Innovation       Growth      International     Growth       Core Equity
                                                      Portfolio (d)  Portfolio (d)  Portfolio (d)  Portfolio (d)  Portfolio (d)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -            (34)             -            (35)           (51)
  Net realized gain (loss)                                        -            141             (1)            11             24
  Change in unrealized appreciation (depreciation)              (51)           717            (24)         1,083            240
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (51)           824            (25)         1,059            213
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100            100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -             28             41              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -         22,527          5,110         22,500         41,583
  Transfers for contract benefits, terminations and
   insurance charges                                              -         (1,087)           (79)          (687)          (770)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      100         21,540          5,159         21,954         40,913
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                        49         22,364          5,134         23,013         41,126
Net assets at beginning of period                                 -              -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $           49         22,364          5,134         23,013         41,126
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                        Harris      Third Avenue
                                                        Oakmark       Small Cap
                                                     International      Value
                                                     Portfolio (d)  Portfolio (e)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  (4)             -
  Net realized gain (loss)                                     (11)             1
  Change in unrealized appreciation (depreciation)            (729)             3
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (744)             4
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -             55
  Transfers between sub-accounts (including fixed
   account), net                                            12,768             15
  Transfers for contract benefits, terminations and
   insurance charges                                           (86)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  12,782            170
                                                     -------------  -------------
    Net increase (decrease) in net assets                   12,038            174
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                 12,038            174
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                          GACC                                        Russell
                                                     --------------  ----------------------------------------------------------

                                                         Money        Multi-Style     Aggressive                      Core
                                                         Market         Equity          Equity         Non-US         Bond
                                                          Fund           Fund            Fund           Fund          Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        1,049              -              -              1              2
  Net realized gain (loss)                                     (828)             -              -              -              3
  Change in unrealized appreciation (depreciation)              (65)           (18)           (18)           (11)             3
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 156            (18)           (18)           (10)             8
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     200              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (224)             -              -              -              -
  Payments received from contract owners                      1,955              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (834)             -              -              -              2
  Transfers for contract benefits, terminations and
   insurance charges                                           (207)             -              -             (1)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      890              -              -             (1)             2
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     1,046            (18)           (18)           (11)            10
Net assets at beginning of period                             1,362             77             92             70            115
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        2,408             59             74             59            125
                                                     ==============  =============  =============  =============  =============

                                                                         AIM
                                                     -------------- -------------
                                                          Real
                                                         Estate        Premier
                                                       Securities      Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   6            150
  Net realized gain (loss)                                       1        (23,413)
  Change in unrealized appreciation (depreciation)              (3)         5,658
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  4        (17,605)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -        (53,319)
  Transfers for contract benefits, terminations and
   insurance charges                                             -         (1,239)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -        (54,558)
                                                     -------------  -------------
    Net increase (decrease) in net assets                        4        (72,163)
Net assets at beginning of period                              125        109,264
                                                     -------------  -------------
Net assets at end of period                                    129         37,101
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                  AIM                         Alliance               Liberty
                                                     -----------------------------  ----------------------------  -------------
                                                                                                     Bernstein       Newport
                                                        Capital      International     Premier      Real Estate    Tiger Fund,
                                                      Appreciation      Growth         Growth       Investment      Variable
                                                          Fund           Fund         Portfolio      Portfolio       Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              1            (23)            45              1
  Net realized gain (loss)                                   (6,335)             -            (83)             6              -
  Change in unrealized appreciation (depreciation)              114            (20)        (1,493)            (4)           (12)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (6,221)           (19)        (1,599)            47            (11)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            (12,281)             -           (167)           (91)             -
  Transfers for contract benefits, terminations and
   insurance charges                                           (505)             -              -             (2)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (12,786)             -           (167)           (93)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (19,007)           (19)        (1,766)           (46)           (12)
Net assets at beginning of period                            35,547            122          5,204          2,208             71
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       16,540            103          3,438          2,162             59
                                                     ==============  =============  =============  =============  =============

                                                             Goldman Sachs
                                                     ----------------------------
                                                         Growth
                                                           &        International
                                                         Income        Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   1              1
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)             (11)           (14)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (10)           (13)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (10)           (13)
Net assets at beginning of period                               85             68
                                                     -------------  -------------
Net assets at end of period                                     75             55
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                             Goldman Sachs                          Scudder II
                                                     -----------------------------  -------------------------------------------
                                                                                        Small         Dreman
                                                         Global         Internet         Cap         Small Cap     Government
                                                         Income        Tollkeeper      Growth          Value       Securities
                                                        Fund (f)        Fund (f)      Portfolio      Portfolio     Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              -              -              -              3
  Net realized gain (loss)                                       (2)           (65)             -              -              -
  Change in unrealized appreciation (depreciation)                2             57            (20)           (14)             6
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   -             (8)           (20)           (14)             9
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (111)           (35)             -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (111)           (35)             -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (111)           (43)           (20)           (14)             9
Net assets at beginning of period                               111             43             60            122            116
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -              -             40            108            125
                                                     ==============  =============  =============  =============  =============

                                                                  MFS
                                                     ----------------------------

                                                                       Emerging
                                                        Research        Growth
                                                         Series         Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)             (18)           (18)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (18)           (18)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 1              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       1              -
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (17)           (18)
Net assets at beginning of period                               70             53
                                                     -------------  -------------
Net assets at end of period                                     53             35
                                                     =============  =============

(f) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                 MFS
                                                     -----------------------------------------------------------  --------------

                                                          High         Strategic      Investors         New           Davis
                                                         Income         Income          Trust        Discovery       Venture
                                                         Series         Series         Series         Series       Value A (d)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          123              4              -            (17)           (90)
  Net realized gain (loss)                                       (6)             -            (52)           (37)           (11)
  Change in unrealized appreciation (depreciation)              (80)             5         (1,070)        (1,163)            62
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  37              9         (1,122)        (1,217)           (39)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                (79)             -           (189)          (120)        57,972
  Transfers for contract benefits, terminations and
   insurance charges                                              -             (1)             -              -           (521)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (79)            (1)          (189)          (120)        57,551
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (42)             8         (1,311)        (1,337)        57,512
Net assets at beginning of period                             1,959            110          5,307          3,839              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        1,917            118          3,996          2,502         57,512
                                                     ==============  =============  =============  =============  =============

                                                         MetLife
                                                     -----------------------------
                                                        Harris
                                                        Oakmark
                                                        Focused        Jennison
                                                       Value (d)      Growth (e)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (47)            (7)
  Net realized gain (loss)                                     (10)            (2)
  Change in unrealized appreciation (depreciation)            (382)          (258)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (439)          (267)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            27,437          3,978
  Transfers for contract benefits, terminations and
   insurance charges                                          (524)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  27,013          4,078
                                                     -------------  -------------
    Net increase (decrease) in net assets                   26,574          3,811
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                 26,574          3,811
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.
(e) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                         MetLife                                    Oppenheimer
                                                     --------------  -----------------------------------------------------------
                                                                                     Main Street
                                                          Stock         Capital       Growth &          High
                                                          Index       Appreciation     Income          Income          Bond
                                                      Portfolio (d)       Fund          Fund            Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (170)           (42)             1             10            417
  Net realized gain (loss)                                      (78)             9              -              -              3
  Change in unrealized appreciation (depreciation)           (1,699)         1,799            (16)           (13)            84
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (1,947)         1,766            (15)            (3)           504
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                        191              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            129,024         31,130              -              -           (261)
  Transfers for contract benefits, terminations and
   insurance charges                                           (184)             -             (1)             -             (4)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  129,131         31,130             (1)             -           (265)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   127,184         32,896            (16)            (3)           239
Net assets at beginning of period                                 -             79             81             99          6,072
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      127,184         32,975             65             96          6,311
                                                     ==============  =============  =============  =============  =============

                                                                        Putnam
                                                     -------------- -------------

                                                       Strategic       Growth &
                                                         Bond           Income
                                                         Fund            Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   9             57
  Net realized gain (loss)                                       -            (19)
  Change in unrealized appreciation (depreciation)              (1)        (1,072)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  8         (1,034)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -           (195)
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -           (195)
                                                     -------------  -------------
    Net increase (decrease) in net assets                        8         (1,229)
Net assets at beginning of period                              106          5,434
                                                     -------------  -------------
Net assets at end of period                                    114          4,205
                                                     =============  =============

(d) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                Putnam
                                                     -----------------------------------------------------------  -------------
                                                                                                   International     Global
                                                           New                      International       New          Income
                                                          Value          Vista         Growth      Opportunities   Securities
                                                          Fund           Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              -              7              -              1
  Net realized gain (loss)                                        4              -            (18)             -              -
  Change in unrealized appreciation (depreciation)              (23)           (17)          (306)            (7)            21
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (18)           (17)          (317)            (7)            22
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -            (63)             1              1
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)             -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)             -            (63)             1              1
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (19)           (17)          (380)            (6)            23
Net assets at beginning of period                               123             55          1,784             47            108
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          104             38          1,404             41            131
                                                     ==============  =============  =============  =============  =============

                                                         Templeton
                                                     -----------------------------
                                                        Franklin
                                                         Small          Growth
                                                          Cap         Securities
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  14            866
  Net realized gain (loss)                                  (2,813)        (2,687)
  Change in unrealized appreciation (depreciation)           1,770         (5,449)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (1,029)        (7,270)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            (5,574)        (4,731)
  Transfers for contract benefits, terminations and
   insurance charges                                           (79)          (837)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (5,653)        (5,568)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (6,682)       (12,838)
Net assets at beginning of period                            9,447         39,954
                                                     -------------  -------------
Net assets at end of period                                  2,765         27,116
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002


                                                                              Templeton
                                                     -----------------------------------------------------------
                                                                       Developing       Mutual     Franklin Large
                                                        Foreign         Markets         Shares       Cap Growth
                                                       Securities      Securities     Securities     Securities
                                                          Fund            Fund           Fund           Fund          Total
                                                     --------------  -------------  -------------  -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           22             20              1              1         36,887
  Net realized gain (loss)                                      (37)            (6)             2              -        (45,255)
  Change in unrealized appreciation (depreciation)             (335)           (21)           (17)           (27)      (314,712)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (350)            (7)           (14)           (26)      (323,080)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -          1,800
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -           (370)
  Payments received from contract owners                          -              -              -              -      3,657,935
  Transfers between sub-accounts (including fixed
   account), net                                                (65)           (78)             -              -        (80,277)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -              -        (43,767)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (65)           (78)             -              -      3,535,321
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                      (415)           (85)           (14)           (26)     3,212,241
Net assets at beginning of period                             1,890          1,850            118            115      1,918,845
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        1,475          1,765            104             89      5,131,086
                                                     ==============  =============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                                                                Met Investors
                                                  ---------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett       Large       Lord Abbett
                                                     Growth &         Bond        Developing         Cap          Mid-Cap
                                                      Income        Debenture       Growth        Research         Value
                                                     Portfolio      Portfolio      Portfolio    Portfolio (g)    Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        4,972         15,772              -          1,057            523
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -              7
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           4,972         15,772              -          1,057            516
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              2,816           (270)           (10)        10,605            550
  Realized gain distributions                                  -              -              -          4,333          9,677
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                               2,816           (270)           (10)        14,938         10,227
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (37,295)        (6,779)          (134)       (16,664)          (817)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (29,507)         8,723           (144)          (669)         9,926
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                    JP Morgan      JP Morgan
                                                    Enhanced     International
                                                      Index         Equity
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                               3,739          1,493
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                          3,739          1,493
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (2,985)        (1,158)
  Realized gain distributions                                 -         14,165
                                                  -------------  -------------
    Net realized gain (loss)                             (2,985)        13,007
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (58,932)       (42,335)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (58,178)       (27,835)
                                                  =============  =============

(g) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                                 Met Investors                      GACC
                                                  -------------------------------------------  -------------  --------------
                                                    JP Morgan      JP Morgan      JP Morgan
                                                     Quality        Select        Small Cap        Money       Multi-Style
                                                      Bond          Equity          Stock          Market        Equity
                                                    Portfolio      Portfolio      Portfolio         Fund          Fund
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           11           764            177              -              -
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   1             -              -              7              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                              10           764            177             (7)             -
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -        (6,297)          (100)           204              -
  Realized gain distributions                                  -         3,461         14,172              -              2
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   -        (2,836)        14,072            204              2
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               5        (8,746)       (23,545)            45            (14)
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           15       (10,818)        (9,296)           242            (12)
                                                  ============== =============  =============  =============  =============

                                                      Russell
                                                  -----------------------------

                                                    Aggressive
                                                      Equity         Non-US
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (2)           (20)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (2)           (20)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                            Russell                                AIM
                                                  ---------------------------- -------------------------------------------
                                                                     Real
                                                       Core         Estate        Premier        Capital     International
                                                       Bond       Securities      Equity       Appreciation     Growth
                                                       Fund          Fund          Fund            Fund          Fund
                                                  -------------- ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            7             6           145              -              -
                                                  -------------- ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             1             -              -              -
                                                  -------------- ------------- -------------  -------------  -------------
    Net investment income (loss)                               7             5           145              -              -
                                                  -------------- ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -        (3,663)        (1,535)           (19)
  Realized gain distributions                                  1             2         2,196          2,862              3
                                                  -------------- ------------- -------------  -------------  -------------
    Net realized gain (loss)                                   1             2        (1,467)         1,327            (16)
                                                  -------------- ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               1             1       (14,439)       (14,176)           (22)
                                                  -------------- ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            9             8       (15,761)       (12,849)           (38)
                                                  ============== ============= =============  =============  =============

                                                            Alliance
                                                  ----------------------------
                                                                   Bernstein
                                                     Premier      Real Estate
                                                     Growth       Investment
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -             74
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 17              7
                                                  -------------  -------------
    Net investment income (loss)                            (17)            67
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (26)             1
  Realized gain distributions                               306              -
                                                  -------------  -------------
    Net realized gain (loss)                                280              1
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (926)           106
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (663)           174
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                      Liberty                           Goldman Sachs
                                                  --------------  ---------------------------------------------------------
                                                      Newport         Growth
                                                    Tiger Fund,         &        International     Global        Internet
                                                     Variable         Income        Equity         Income       Tollkeeper
                                                      Series           Fund          Fund           Fund           Fund
                                                  --------------  -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $            1              -              1              4             -
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                               1              -              1              4             -
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -              -              -             -
  Realized gain distributions                                  -              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                                   -              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)             (16)            (9)           (20)             2           (22)
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $          (15)            (9)           (19)             6           (22)
                                                  ==============  =============  =============  ============= =============

                                                           Scudder II
                                                  ----------------------------
                                                      Small         Dreman
                                                       Cap         Small Cap
                                                     Growth          Value
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                10              -
                                                  -------------  -------------
    Net realized gain (loss)                                 10              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (34)            19
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (24)            19
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                    Scudder II                                             MFS
                                                  -------------- ----------------------------------------------------------
                                                    Government                     Emerging         High        Strategic
                                                    Securities      Research        Growth         Income        Income
                                                    Portfolio        Series         Series         Series        Series
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            5             -              -              8              4
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             -              -              6              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                               5             -              -              2              4
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -              -             (2)             -
  Realized gain distributions                                  -            10              4              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   -            10              4             (2)             -
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)               3           (29)           (30)           (58)             2
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            8           (19)           (26)           (58)             6
                                                  ============== =============  =============  =============  =============

                                                  -----------------------------
                                                    Investors         New
                                                      Trust        Discovery
                                                     Series         Series
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 18             12
                                                  -------------  -------------
    Net investment income (loss)                            (18)           (12)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (14)           (10)
  Realized gain distributions                                 2              3
                                                  -------------  -------------
    Net realized gain (loss)                                (12)            (7)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (548)           (83)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (578)          (102)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                                                  Oppenheimer
                                                  --------------------------------------------------------------------------
                                                                   Main Street
                                                     Capital        Growth &          High                       Strategic
                                                   Appreciation      Income          Income          Bond          Bond
                                                       Fund           Fund            Fund           Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -             10              8              3
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -             20              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               1              -             10            (12)             3
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -              -              5              -
  Realized gain distributions                                  8              -              -              -              4
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   8              -              -              5              4
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (20)            (9)            (7)           208             (1)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (11)            (9)             3            201              6
                                                  ==============  =============  =============  =============  =============

                                                             Putnam
                                                  ----------------------------

                                                     Growth &         New
                                                      Income         Value
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   2              1
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 18              1
                                                  -------------  -------------
    Net investment income (loss)                            (16)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (11)             -
  Realized gain distributions                                 1              3
                                                  -------------  -------------
    Net realized gain (loss)                                (10)             3
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (430)            (1)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (456)             2
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                                     Putnam
                                                  --------------------------------------------  -------------
                                                                                 International     Global
                                                                  International       New          Income
                                                       Vista         Growth      Opportunities   Securities
                                                       Fund           Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              -              4
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              6              -              -
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                               -             (6)             -              4
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             (6)             -              -
  Realized gain distributions                                  8              9              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                   8              3              -              -
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (35)          (233)           (18)             -
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (27)          (236)           (18)             4
                                                  ==============  =============  =============  =============

                                                             Templeton
                                                  --------------------------------------------
                                                     Franklin
                                                      Small            Growth        Foreign
                                                       Cap           Securities     Securities
                                                       Fund             Fund           Fund
                                                  -------------    -------------  -------------
Investment income:
  Dividends                                                  48              817             63
                                                  -------------    -------------  -------------
Expenses:
  Mortality and expense risk                                  -                -              6
                                                  -------------    -------------  -------------
    Net investment income (loss)                             48              817             57
                                                  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (112)            (212)           (17)
  Realized gain distributions                                 -            6,805            470
                                                  -------------    -------------  -------------
    Net realized gain (loss)                               (112)           6,593            453
                                                  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)         (1,646)          (7,834)          (757)
                                                  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (1,710)            (424)          (247)
                                                  =============    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
For the Year ended December 31, 2001

                                                                    Templeton
                                                  --------------------------------------------
                                                    Developing        Mutual     Franklin Large
                                                     Markets          Shares       Cap Growth
                                                    Securities      Securities     Securities
                                                       Fund            Fund           Fund          Total
                                                  --------------  -------------  -------------- -------------
Investment income:
  Dividends                                       $           20              2              1         29,743
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   6              1              -            134
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                              14              1              1         29,609
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (6)             -              -         (2,272)
  Realized gain distributions                                  -              7             27         58,551
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                  (6)             7             27         56,279
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (167)            (1)           (42)      (236,504)
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (159)             7            (14)      (150,616)
                                                  ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett       Large       Lord Abbett
                                                        Growth &         Bond        Developing         Cap          Mid-Cap
                                                         Income        Debenture       Growth        Research         Value
                                                        Portfolio      Portfolio      Portfolio    Portfolio (g)    Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        4,972         15,772              -          1,057            516
  Net realized gain (loss)                                    2,816           (270)           (10)        14,938         10,227
  Change in unrealized appreciation (depreciation)          (37,295)        (6,779)          (134)       (16,664)          (817)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (29,507)         8,723           (144)          (669)         9,926
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -           (236)             -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            184,578         (4,212)             -       (155,827)        20,090
  Transfers for contract benefits, terminations and
   insurance charges                                        (43,550)       (34,184)           (42)          (390)        (2,536)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  141,028        (38,396)           (42)      (156,453)        17,554
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   111,521        (29,673)          (186)      (157,122)        27,480
Net assets at beginning of period                           438,895        226,692          2,058        157,122         90,863
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      550,416        197,019          1,872              -        118,343
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                       Enhanced     International
                                                         Index         Equity
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               3,739          1,493
  Net realized gain (loss)                                  (2,985)        13,007
  Change in unrealized appreciation (depreciation)         (58,932)       (42,335)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (58,178)       (27,835)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                             4,347              -
  Transfers for contract benefits, terminations and
   insurance charges                                       (10,752)        (2,707)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (6,405)        (2,707)
                                                     -------------  -------------
    Net increase (decrease) in net assets                  (64,583)       (30,542)
Net assets at beginning of period                          512,073        137,694
                                                     -------------  -------------
Net assets at end of period                                447,490        107,152
                                                     =============  =============

(g) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                    Met Investors                      GACC
                                                     -------------------------------------------  -------------  --------------
                                                       JP Morgan      JP Morgan      JP Morgan
                                                        Quality        Select        Small Cap        Money       Multi-Style
                                                         Bond          Equity          Stock          Market        Equity
                                                       Portfolio      Portfolio      Portfolio         Fund          Fund
                                                     -------------- -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           10           764            177             (7)             -
  Net realized gain (loss)                                        -        (2,836)        14,072            204              2
  Change in unrealized appreciation (depreciation)                5        (8,746)       (23,545)            45            (14)
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  15       (10,818)        (9,296)           242            (12)
                                                     -------------- -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -             -              -              -              -
  Payments received from contract owners                          -             -              -        114,047              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -        (1,327)         4,059       (113,297)             -
  Transfers for contract benefits, terminations and
   insurance charges                                              -       (30,149)        (2,358)          (126)            (1)
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -       (31,476)         1,701            624             (1)
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                        15       (42,294)        (7,595)           866            (13)
Net assets at beginning of period                               220       202,922        109,723            496             90
                                                     -------------- -------------  -------------  -------------  -------------
Net assets at end of period                          $          235       160,628        102,128          1,362             77
                                                     ============== =============  =============  =============  =============

                                                         Russell
                                                     -----------------------------

                                                       Aggressive
                                                         Equity         Non-US
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)              (2)           (20)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (2)           (20)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets                       (3)           (20)
Net assets at beginning of period                               95             90
                                                     -------------  -------------
Net assets at end of period                                     92             70
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001

                                                                Russell                                AIM
                                                     ----------------------------- -------------------------------------------
                                                                         Real
                                                          Core          Estate        Premier        Capital     International
                                                          Bond        Securities      Equity       Appreciation     Growth
                                                          Fund           Fund          Fund            Fund          Fund
                                                     --------------  ------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            7              5           145              -              -
  Net realized gain (loss)                                        1              2        (1,467)         1,327            (16)
  Change in unrealized appreciation (depreciation)                1              1       (14,439)       (14,176)           (22)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   9              8       (15,761)       (12,849)           (38)
                                                     --------------  ------------- -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -              -              -
  Payments received from contract owners                          -              -             -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -         3,533         18,068              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)             -       (16,081)        (9,406)             -
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (2)             -       (12,548)         8,662              -
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets                         7              8       (28,309)        (4,187)           (38)
Net assets at beginning of period                               108            117       137,573         39,734            160
                                                     --------------  ------------- -------------  -------------  -------------
Net assets at end of period                          $          115            125       109,264         35,547            122
                                                     ==============  ============= =============  =============  =============

                                                               Alliance
                                                     ----------------------------
                                                                      Bernstein
                                                        Premier      Real Estate
                                                        Growth       Investment
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (17)            67
  Net realized gain (loss)                                     280              1
  Change in unrealized appreciation (depreciation)            (926)           106
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (663)           174
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                             5,788          1,921
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   5,788          1,921
                                                     -------------  -------------
    Net increase (decrease) in net assets                    5,125          2,095
Net assets at beginning of period                               79            113
                                                     -------------  -------------
Net assets at end of period                                  5,204          2,208
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001


                                                         Liberty                               Goldman
                                                     --------------  ----------------------------------------------------------
                                                         Newport         Growth
                                                       Tiger Fund,         &        International      Global        Internet
                                                        Variable         Income        Equity          Income       Tollkeeper
                                                         Series           Fund          Fund            Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              -              1              4              -
  Net realized gain (loss)                                        -              -              -              -              -
  Change in unrealized appreciation (depreciation)              (16)            (9)           (20)             2            (22)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (15)            (9)           (19)             6            (22)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)             -             (1)            (1)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (2)             -             (1)            (1)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (17)            (9)           (20)             5            (22)
Net assets at beginning of period                                88             94             88            106             65
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $           71             85             68            111             43
                                                     ==============  =============  =============  =============  =============

                                                              Scudder II
                                                     ----------------------------
                                                         Small         Dreman
                                                          Cap         Small Cap
                                                        Growth          Value
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                      10              -
  Change in unrealized appreciation (depreciation)             (34)            19
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (24)            19
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (24)            18
Net assets at beginning of period                               84            104
                                                     -------------  -------------
Net assets at end of period                                     60            122
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001


                                                       Scudder II                                               MFS
                                                     --------------  -------------------------------------------------------------
                                                       Government                      Emerging         High        Strategic
                                                       Securities       Research        Growth         Income        Income
                                                       Portfolio         Series         Series         Series        Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            5              -              -              2              4
  Net realized gain (loss)                                        -             10              4             (2)             -
  Change in unrealized appreciation (depreciation)                3            (29)           (30)           (58)             2
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   8            (19)           (26)           (58)             6
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -          1,925              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)            (1)            (1)            (1)            (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)            (1)            (1)         1,924             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                         7            (20)           (27)         1,866              5
Net assets at beginning of period                               109             90             80             93            105
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          116             70             53          1,959            110
                                                     ==============  =============  =============  =============  =============

                                                     ---------------------------
                                                       Investors         New
                                                         Trust        Discovery
                                                        Series         Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (18)           (12)
  Net realized gain (loss)                                     (12)            (7)
  Change in unrealized appreciation (depreciation)            (548)           (83)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (578)          (102)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                             5,784          3,856
  Transfers for contract benefits, terminations and
   insurance charges                                             2             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   5,786          3,855
                                                     -------------  -------------
    Net increase (decrease) in net assets                    5,208          3,753
Net assets at beginning of period                               99             86
                                                     -------------  -------------
Net assets at end of period                                  5,307          3,839
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001


                                                                                     Oppenheimer
                                                     --------------------------------------------------------------------------
                                                                      Main Street
                                                        Capital        Growth &          High                       Strategic
                                                      Appreciation      Income          Income          Bond          Bond
                                                          Fund           Fund            Fund           Fund          Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              -             10            (12)             3
  Net realized gain (loss)                                        8              -              -              5              4
  Change in unrealized appreciation (depreciation)              (20)            (9)            (7)           208             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (11)            (9)             3            201              6
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -          5,765              -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             (1)             -             (2)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -              -             (1)         5,765             (2)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (11)            (9)             2          5,966              4
Net assets at beginning of period                                90             90             97            106            102
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $           79             81             99          6,072            106
                                                     ==============  =============  =============  =============  =============

                                                                Putnam
                                                     ----------------------------

                                                        Growth &         New
                                                         Income         Value
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (16)             -
  Net realized gain (loss)                                     (10)             3
  Change in unrealized appreciation (depreciation)            (430)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               (456)             2
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                             5,781              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              1
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   5,781              1
                                                     -------------  -------------
    Net increase (decrease) in net assets                    5,325              3
Net assets at beginning of period                              109            120
                                                     -------------  -------------
Net assets at end of period                                  5,434            123
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2001


                                                                        Putnam
                                                     --------------------------------------------    --------------
                                                                                      International      Global
                                                                       International       New           Income
                                                          Vista           Growth      Opportunities    Securities
                                                          Fund             Fund           Fund            Fund
                                                     --------------    -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -               (6)             -              4
  Net realized gain (loss)                                        8                3              -              -
  Change in unrealized appreciation (depreciation)              (35)            (233)           (18)             -
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (27)            (236)           (18)             4
                                                     --------------    -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -                -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -                -              -              -
  Payments received from contract owners                          -                -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -            1,929              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)               -             (1)            (1)
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (2)           1,929             (1)            (1)
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets                       (29)           1,693            (19)             3
Net assets at beginning of period                                84               91             66            105
                                                     --------------    -------------  -------------  -------------
Net assets at end of period                          $           55            1,784             47            108
                                                     ==============    =============  =============  =============

                                                                Templeton
                                                     --------------------------------------------
                                                        Franklin
                                                         Small          Growth        Foreign
                                                          Cap         Securities     Securities
                                                          Fund           Fund           Fund
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  48            817             57
  Net realized gain (loss)                                    (112)         6,593            453
  Change in unrealized appreciation (depreciation)          (1,646)        (7,834)          (757)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (1,710)          (424)          (247)
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -              -
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -          1,929
  Transfers for contract benefits, terminations and
   insurance charges                                          (208)          (931)            (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (208)          (931)         1,928
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                   (1,918)        (1,355)         1,681
Net assets at beginning of period                           11,365         41,309            209
                                                     -------------  -------------  -------------
Net assets at end of period                                  9,447         39,954          1,890
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
For the Year ended December 31, 2002


                                                                       Templeton
                                                     --------------------------------------------
                                                       Developing        Mutual     Franklin Large
                                                        Markets          Shares       Cap Growth
                                                       Securities      Securities     Securities
                                                          Fund            Fund           Fund          Total
                                                     --------------  -------------  -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           14              1              1         29,609
  Net realized gain (loss)                                       (6)             7             27         56,279
  Change in unrealized appreciation (depreciation)             (167)            (1)           (42)      (236,504)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (159)             7            (14)      (150,616)
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -           (236)
  Payments received from contract owners                          -              -              -        114,047
  Transfers between sub-accounts (including fixed
   account), net                                              1,928              -              -         (3,382)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              1             (1)      (153,440)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    1,928              1             (1)       (43,011)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     1,769              8            (15)      (193,627)
Net assets at beginning of period                                81            110            130      2,112,472
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $        1,850            118            115      1,918,845
                                                     ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(1) Organization:
   MetLife Investors Variable Life Account Five (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by MetLife Investors Insurance Company of California (MLIOC) and exists in accordance with the regulations of the California Department of Insurance. The Separate Account is a funding vehicle for variable life insurance policies issued by MLIOC.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of the following investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLIOC.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLIOC's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLIOC may conduct.

   The following sub-accounts were available for investment as of December 31, 2003:
               Met Investors Series Trust (Met Investors):
                Lord Abbett Growth & Income Portfolio      (1)
                Lord Abbett Bond Debenture Portfolio       (1)
                Lord Abbett Growth Opportunity Portfolio   (1)
                Lord Abbett Mid-Cap Value Portfolio        (1)
                JP Morgan Quality Bond Portfolio           (1)
                JP Morgan Select Equity Portfolio          (1)
                JP Morgan Small Cap Stock Portfolio        (1)
                Met/Putnam Research Portfolio              (2)
                Oppenheimer Capital Appreciation Portfolio (2)
                PIMCO Inflation Protected Bond Portfolio   (2)
                PIMCO Money Market Portfolio               (2)
                Janus Aggressive Growth Portfolio          (2)
                PIMCO Total Return Bond Portfolio          (2)
                PIMCO Innovation Portfolio                 (2)
                T Rowe Price Mid Cap Growth Portfolio      (2)
                MFS Research International Portfolio       (1)
                AIM Small Cap Growth Portfolio             (2)
                AIM Mid Cap Core Equity Portfolio          (2)
                Harris Oakmark International Portfolio     (2)
                Third Avenue Small Cap Value Portfolio     (2)
               Russell Insurance Funds (Russell):
                Multi-Style Equity Fund                    (2)
                Aggressive Equity Fund                     (2)
                Non-US Fund                                (2)
                Core Bond Fund                             (2)
                Real Estate Securities Fund                (2)
               AIM Variable Insurance Funds, Inc. (AIM):
                Premier Equity Fund                        (1)
                Capital Appreciation Fund                  (1)
                International Growth Fund                  (1)
           Alliance Variable Products Series Fund, Inc. (Alliance):
             Premier Growth Portfolio                          (2)
             Bernstein Real Estate Investment Portfolio        (2)
           Liberty Variable Investment Trust (Liberty)
             Newport Tiger Fund, Variable Series               (2)
           Goldman Sachs Variable Insurance Trust (Goldman Sachs)
             Growth & Income Fund                              (2)
             International Equity Fund                         (2)
           Scudder Variable Series II (Scudder II)
             Small Cap Growth Portfolio                        (2)
             Dreman Small Cap Value Portfolio                  (2)
             Government Securities Portfolio                   (2)
           MFS Variable Insurance Trust (MFS)
             Research Series                                   (2)
             Emerging Growth Series                            (2)
             High Income Series                                (2)
             Strategic Income Series                           (2)
             Investors Trust Series                            (2)
             New Discovery Series                              (2)
           Metropolitan Life Series (MetLife):
             Davis Venture Value A                             (2)
             Harris Oakmark Focused Value                      (2)
             Jennison Growth                                   (2)
             SSR Money Market Portfolio                        (1)
             Stock Index Portfolio                             (2)
           Oppenheimer Variable Account Funds (Oppenheimer):
             Capital Appreciation Fund                         (2)
             Main Street Growth & Income Fund                  (2)
             High Income Fund                                  (2)
             Bond Fund                                         (2)
             Strategic Bond Fund                               (2)
(1) Indicates sub-account is available in both the SPVL and the FPVUL products.
(2) Indicates sub-account is available in the flexible premium variable universal life (FPVUL) product only.

                                                                    (Continued)

                   Putnam Variable Trust (Putnam)
                    Growth & Income Fund                  (2)
                    New Value Fund                        (2)
                    Vista Fund                            (2)
                    International Growth Fund             (2)
                    International New Opportunities Fund  (2)

                Franklin Templeton Variable Insurance Products Trust (Templeton)
                 Global Income Securities Fund                        (3)
                 Franklin Small Cap Fund                              (1)
                 Growth Securities Fund                               (3)
                 Foreign Securities Fund                              (1)
                 Developing Markets Securities Fund                   (2)
                 Mutual Shares Securities Fund                        (2)
                 Franklin Large Cap Growth Securities Fund            (3)

    (1) Indicates sub-account is available in both the SPVL and the FPVUL products.
    (2) Indicates sub-account is available in the flexible premium variable universal life (FPVUL) product only.
    (3) Indicates sub-account is available in the single premium variable life (SPVL) product only.

                   During 2003, the following sub-accounts
                     changed names:
                     Met Investors Series Trust - MFS Mid
                      Cap Growth Portfolio to T Rowe Price
                      Mid Cap Growth Portfolio
                     Met Investors Series Trust - SSR
                      Concentrated International Portfolio
                      to Harris Oakmark International
                      Portfolio
                     New England Zenith Funds - Davis
                      Venture Value A to MetLife Series -
                      Davis Venture Value A
                     New England Zenith Funds - Harris
                      Oakmark Focused Value to MetLife
                      Series - Harris Oakmark Focused Value
                     New England Zenith Funds - Jennison
                      Growth to MetLife Series - Jennison
                      Growth

     The following sub-accounts ceased operations during the years ended December 31, 2003, 2002 and 2001:

 Year ended December 31, 2003:                          Date Ceased Operations
 -----------------------------                          ----------------------
 Met Investors Lord Abbett Developing Growth Portfolio    April 25, 2003
 Met Investors JP Morgan Enhanced Index Portfolio         April 25, 2003
 Met Investors JP Morgan International Equity Portfolio   April 25, 2003
 GACC Money Market Fund                                   April 25, 2003
 Year ended December 31, 2002:
 -----------------------------
 Goldman Sachs Global Income Fund                         May 1, 2002
 Goldman Sachs Internet Tollkeeper Fund                   May 1, 2002
 Year ended December 31, 2001:
 -----------------------------
 Met Investors Large Cap Research Portfolio               February 12, 2001

     The following sub-accounts began operations during the years ended December 31, 2003, 2002 and 2001:

 Year ended December 31, 2003:                            Date Began Operations
 -----------------------------                            ---------------------
 Met Investors Lord Abbett Growth Opportunity Portfolio     April 25, 2003
 Met Investors PIMCO Inflation Protected Bond Portfolio A   May 1, 2003
 MetLife SSR Money Market Portfolio                         April 25, 2003
 Year ended December 31, 2002:
 -----------------------------
 Met Investors Met/Putnam Research Portfolio                February 1, 2002
 Met Investors Oppenheimer Capital Appreciation Portfolio   February 1, 2002
 Met Investors PIMCO Money Market Portfolio                 February 1, 2002
 Met Investors Janus Aggressive Growth Portfolio            February 1, 2002
 Met Investors PIMCO Total Return Bond Portfolio            February 1, 2002

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(1) Organization, continued

   Year ended December 31, 2002:                        Date Began Operations
   -----------------------------                        ---------------------
   Met Investors PIMCO Innovation Portfolio               February 1, 2002
   Met Investors T Rowe Price Mid Cap Growth Portfolio    February 1, 2002
   Met Investors MFS Research International Portfolio     February 1, 2002
   Met Investors AIM Small Cap Growth Portfolio           February 1, 2002
   Met Investors AIM Mid Cap Core Equity Portfolio        February 1, 2002
   Met Investors Harris Oakmark International Portfolio   February 1, 2002
   Met Investors Third Avenue Small Cap Value Portfolio     August 1, 2002
   MetLife Davis Venture Value A                          February 1, 2002
   MetLife Harris Oakmark Focused Value                   February 1, 2002
   MetLife Jennison Growth                                  August 1, 2002
   MetLife Stock Index Portfolio                          February 1, 2002
   Year ended December 31, 2001:
   -----------------------------
   None.

(2) Significant Accounting Policies:

  (a) Investment Valuation
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios. These investment companies value their investment securities at fair value. Realized gains and losses on the sale of portfolio shares owned by the sub-accounts are computed on the basis of the identified cost of the portfolio shares sold. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

  (b) Reinvestment of Distributions
      With the exception of the GACC Money Market Fund in 2001, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

      During 2001, GACC followed the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains are deemed to pass through to the Separate Account. As a result, GACC did not distribute dividends and realized capital gains. During December of each year, the accumulated net investment income and realized capital gains of the GACC Money Market Fund were allocated to the Separate Account by increasing the cost basis and recognizing a gain in the Separate Account.

  (c) Federal Income Taxes
      The operations of the Separate Account are included in the federal income tax return of MLIOC which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLIOC believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.

(3) Separate Account Expenses:
   For flexible premium variable universal life policies, MLIOC deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge is equivalent on an annual basis to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(4) Contract Charges and Fees:
   There are contract charges and fees associated with the variable life insurance policies. MLIOC deducts these charges and fees from the policy account value which reduces the return on investment. MLIOC sells SPVL and FPVUL policies and the contract charges and fees vary based on the type of product sold.

   The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLIOC deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLIOC charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLIOC deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

   The insurance charges for FPVUL policies include tax expense, selection and issue expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLIOC deducts a sales charge from each premium payment. In addition, MLIOC will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLIOC deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements


(5) Cost Basis of Investments:
   The cost basis of each sub-account's investment as of December 31, 2003 follows:

      Met Investors Lord Abbett Growth & Income Portfolio      $1,088,526
      Met Investors Lord Abbett Bond Debenture Portfolio          391,817
      Met Investors Lord Abbett Growth Opportunity Portfolio        1,184
      Met Investors Lord Abbett Mid-Cap Value Portfolio           147,737
      Met Investors JP Morgan Quality Bond Portfolio                    -
      Met Investors JP Morgan Select Equity Portfolio             169,166
      Met Investors JP Morgan Small Cap Stock Portfolio           106,896
      Met Investors Met/Putnam Research Portfolio                  17,436
      Met Investors Oppenheimer Capital Appreciation Portfolio     96,000
      Met Investors PIMCO Inflation Protected Bond Portfolio A     25,432
      Met Investors PIMCO Money Market Portfolio                2,437,522
      Met Investors Janus Aggressive Growth Portfolio             165,979
      Met Investors PIMCO Total Return Bond Portfolio             235,008
      Met Investors PIMCO Innovation Portfolio                     26,862
      Met Investors T Rowe Price Mid Cap Growth Portfolio          89,743
      Met Investors MFS Research International Portfolio          156,223
      Met Investors AIM Small Cap Growth Portfolio                216,346
      Met Investors AIM Mid Cap Core Equity Portfolio             249,212
      Met Investors Harris Oakmark International Portfolio        118,269
      Met Investors Third Avenue Small Cap Value Portfolio        151,636
      Russell Multi-Style Equity Fund                                   -
      Russell Aggressive Equity Fund                                    -
      Russell Non-US Fund                                               -
      Russell Core Bond Fund                                            -
      Russell Real Estate Securities Fund                               -
      AIM Premier Equity Fund                                      70,885
      AIM Capital Appreciation Fund                                29,628
      AIM International Growth Fund                                     -
      Alliance Premier Growth Portfolio                             5,480
      Alliance Bernstein Real Estate Investment Portfolio           1,897
      Liberty Newport Tiger Fund, Variable Series                       -
      Goldman Sachs Growth & Income Fund                                -

         Goldman Sachs International Equity Fund             $        -
         Scudder II Small Cap Growth Portfolio                        -
         Scudder II Dreman Small Cap Value Portfolio                  -
         Scudder II Government Securities Portfolio                   -
         MFS Research Series                                          -
         MFS Emerging Growth Series                                   -
         MFS High Income Series                                   1,938
         MFS Strategic Income Series                                  -
         MFS Investors Trust Series                               5,266
         MFS New Discovery Series                                 3,488
         MetLife Davis Venture Value                            242,250
         MetLife Harris Oakmark Focused Value                   131,491
         MetLife Jennison Growth                                 85,368
         MetLife SSR Money Market Portfolio                       3,208
         MetLife Stock Index Portfolio                          277,358
         Oppenheimer Capital Appreciation Fund                   35,482
         Oppenheimer Main Street Growth & Income Fund                 -
         Oppenheimer High Income Fund                                 -
         Oppenheimer Bond Fund                                    5,933
         Oppenheimer Strategic Bond Fund                              -
         Putnam Growth & Income Fund                              5,387
         Putnam New Value Fund                                        -
         Putnam Vista Fund                                            -
         Putnam International Growth Fund                         1,789
         Putnam International New Opportunities Fund                  -
         Templeton Global Income Securities Fund                      -
         Templeton Franklin Small Cap Fund                        5,485
         Templeton Growth Securities Fund                        43,868
         Templeton Foreign Securities Fund                        2,228
         Templeton Developing Markets Securities Fund             1,822
         Templeton Mutual Shares Securities Fund                      -
         Templeton Franklin Large Cap Growth Securities Fund          -
                                                             ----------
                                                             $6,851,245
                                                             ==========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding
   The changes in units outstanding for the years ended December 31, 2001, 2002 and 2003 were as follows:

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                            Lord Abbett  Lord Abbett  Lord Abbett  Lord Abbett  Lord Abbett   JP Morgan     JP Morgan
                             Growth &       Bond      Developing     Growth       Mid-Cap     Enhanced    International
                              Income      Debenture     Growth     Opportunity     Value        Index        Equity
                             Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                            -----------  -----------  -----------  -----------  -----------  -----------  -------------
Accumulation Units:
 Unit Balance at 1/1/2001        30,751       21,187          196            -        5,874       40,548        12,188
   Units Issued                  16,816            -            -            -        1,415        1,368             -
   Units Redeemed                (6,663)      (3,445)          (5)           -         (192)      (1,919)         (284)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2001      40,904       17,742          191            -        7,097       39,997        11,904
   Units Issued                  15,243        5,878            -            -        4,613          196             -
   Units Redeemed                (5,356)      (2,986)          (4)           -       (1,990)      (7,002)       (3,487)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2002      50,791       20,634          187            -        9,720       33,191         8,417
   Units Issued                  57,731       12,298            -          144            1          128             -
   Units Redeemed               (21,499)      (1,065)        (187)         (28)        (246)     (33,319)       (8,417)
                            -----------  -----------  -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2003      87,023       31,867            -          116        9,475            -             -
                            ===========  ===========  ===========  ===========  ===========  ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                                                   Met Investors
                            -------------------------------------------------------------------------------------------
                             JP Morgan    JP Morgan    JP Morgan                Oppenheimer      PIMCO         PIMCO
                              Quality      Select      Small Cap    Met/Putnam    Capital      Inflation       Money
                               Bond        Equity        Stock       Research   Appreciation Protected Bond   Market
                             Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio A    Portfolio
                            -----------  -----------  -----------  -----------  ------------ -------------- -----------
Accumulation Units:
 Unit Balance at 1/1/2001            19       17,176        9,544            -            -             -             -
   Units Issued                       -            -          463            -            -             -             -
   Units Redeemed                     -       (2,709)        (304)           -            -             -             -
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2001          19       14,467        9,703            -            -             -             -
   Units Issued                   4,723          190            -        4,382        1,747             -       530,878
   Units Redeemed                (3,321)      (2,479)        (231)      (2,206)        (844)            -      (236,606)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2002       1,421       12,178        9,472        2,176          903             -       294,272
   Units Issued                       -            -          138            -       10,182         2,446       598,665
   Units Redeemed                (1,421)        (294)        (246)         (65)        (238)          (22)     (651,046)
                            -----------  -----------  -----------  -----------  -----------   -----------   -----------
 Unit Balance at 12/31/2003           -       11,884        9,364        2,111       10,847         2,424       241,891
                            ===========  ===========  ===========  ===========  ===========   ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                               Janus        PIMCO                  T Rowe Price      MFS          AIM          AIM
                             Aggressive  Total Return    PIMCO       Mid Cap      Research     Small Cap     Mid Cap
                               Growth        Bond      Innovation     Growth    International   Growth     Core Equity
                             Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                            -----------  ------------ -----------  ------------ ------------- -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001             -            -            -            -             -            -            -
   Units Issued                       -            -            -            -             -            -            -
   Units Redeemed                     -            -            -            -             -            -            -
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------
 Unit Balance at 12/31/2001           -            -            -            -             -            -            -
   Units Issued                   7,293       26,627           10        3,745           689        3,163        4,650
   Units Redeemed                (1,506)     (11,774)                     (101)         (130)         (85)         (39)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------
 Unit Balance at 12/31/2002       5,787       14,853           10        3,644           559        3,078        4,611
   Units Issued                  15,665       22,132        5,255       10,238        20,055       22,979       22,005
   Units Redeemed                  (499)     (15,828)      (1,517)      (1,361)       (5,551)        (658)        (569)
                            -----------  -----------  -----------  -----------   -----------  -----------  -----------
 Unit Balance at 12/31/2003      20,953       21,157        3,748       12,521        15,063       25,399       26,047
                            ===========  ===========  ===========  ===========   ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                  Met Investors            GACC                           Russell
                            -------------------------  -----------  --------------------------------------------------
                               Harris     Third Avenue
                               Oakmark     Small Cap      Money     Multi-Style   Aggressive                   Core
                            International    Value        Market      Equity        Equity       Non-US        Bond
                              Portfolio    Portfolio       Fund        Fund          Fund         Fund         Fund
                            ------------- ------------ -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001              -            -           46           10           10           10           10
   Units Issued                        -            -       10,106            -            -            -            -
   Units Redeemed                      -            -      (10,029)           -            -            -            -
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001            -            -          123           10           10           10           10
   Units Issued                    2,854           21        2,954            -            -            -            -
   Units Redeemed                 (1,439)          (4)      (2,862)           -            -            -            -
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002        1,415           17          215           10           10           10           10
   Units Issued                   10,612       14,241           24            -            -            -            -
   Units Redeemed                   (156)      (1,021)        (239)         (10)         (10)         (10)         (10)
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003       11,871       13,237            -            -            -            -            -
                             ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                              Russell                      AIM                           Alliance            Liberty
                            -----------  --------------------------------------  ------------------------  -----------
                                Real                                                           Bernstein     Newport
                               Estate      Premier      Capital    International   Premier    Real Estate  Tiger Fund,
                             Securities    Equity     Appreciation    Growth       Growth     Investment    Variable
                                Fund        Fund          Fund         Fund       Portfolio    Portfolio     Series
                            -----------  -----------  ------------ ------------- -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001            10       13,691        3,206            20           10           10           10
   Units Issued                       -          474        1,668             -          802          171            -
   Units Redeemed                     -       (1,728)      (1,136)            -          (13)          (4)           -
                            -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001          10       12,437        3,738            20          799          177           10
   Units Issued                       -          235            -             -          767          163            -
   Units Redeemed                     -       (6,616)      (1,437)            -         (801)        (170)           -
                            -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          10        6,056        2,301            20          765          170           10
   Units Issued                       -          128            -             -            1            2            -
   Units Redeemed                   (10)        (164)         (74)          (20)         (46)         (19)         (10)
                            -----------  -----------  -----------   -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003           -        6,020        2,227             -          720          153            -
                            ===========  ===========  ===========   ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                               Goldman Sachs                                   Scudder II
                            ---------------------------------------------------  -------------------------------------
                               Growth                                               Small       Dreman
                                 &       International    Global      Internet       Cap       Small Cap    Government
                               Income       Equity        Income     Tollkeeper    Growth        Value      Securities
                                Fund         Fund          Fund         Fund      Portfolio    Portfolio    Portfolio
                            -----------  ------------- -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001            10            10           10           10           10           10           10
   Units Issued                       -             -            -            -            -            -            -
   Units Redeemed                     -             -            -            -            -            -            -
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001          10            10           10           10           10           10           10
   Units Issued                       -             -                         -            -            -            -
   Units Redeemed                     -             -          (10)         (10)           -            -            -
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          10            10            -            -           10           10           10
   Units Issued                       -             -            -            -            -            -            -
   Units Redeemed                   (10)          (10)           -            -          (10)         (10)         (10)
                            -----------   -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003           -             -            -            -            -            -            -
                            ===========   ===========  ===========  ===========  ===========  ===========  ===========

                                MFS
                            -----------


                              Research
                               Series
                            -----------
Accumulation Units:
 Unit Balance at 1/1/2001            10
   Units Issued                       -
   Units Redeemed                     -
                            -----------
 Unit Balance at 12/31/2001          10
   Units Issued                       -
   Units Redeemed                     -
                            -----------
 Unit Balance at 12/31/2002          10
   Units Issued                       -
   Units Redeemed                   (10)
                            -----------
 Unit Balance at 12/31/2003           -
                            ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                                          MFS                                         MetLife
                            ---------------------------------------------------------------  ------------------------
                                                                                                            Harris
                              Emerging       High      Strategic    Investors       New         Davis       Oakmark
                               Growth       Income      Income        Trust      Discovery     Venture      Focused
                               Series       Series      Series       Series       Series       Value A       Value
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001            10           10           10           10           10            -            -
   Units Issued                       -          203            -          642          471            -            -
   Units Redeemed                     -           (5)           -          (12)         (10)           -            -
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001          10          208           10          640          471            -            -
   Units Issued                       -          192            -          613          449       10,707        5,922
   Units Redeemed                     -         (201)           -         (640)        (468)      (4,055)      (2,963)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002          10          199           10          613          452        6,652        2,959
   Units Issued                       -            1            -            -            2       20,227       11,235
   Units Redeemed                   (10)         (19)         (10)         (37)         (32)      (2,480)      (1,197)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003           -          181            -          576          422       24,399       12,997
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                           MetLife                                     Oppenheimer
                            -------------------------------------  --------------------------------------------------
                                                                                Main Street
                                          SSR Money      Stock       Capital     Growth &        High
                              Jennison     Market        Index     Appreciation   Income        Income        Bond
                               Growth     Portfolio    Portfolio       Fund        Fund          Fund         Fund
                            -----------  -----------  -----------  ------------ -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 1/1/2001             -            -            -           10           10           10           10
   Units Issued                       -            -            -            -            -            -          535
   Units Redeemed                     -            -            -            -            -            -           (9)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2001           -            -            -           10           10           10          536
   Units Issued                     784            -       17,105        5,780            -            -          512
   Units Redeemed                  (391)           -       (1,008)         (20)           -            -         (534)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2002         393            -       16,097        5,770           10           10          514
   Units Issued                   7,856          306       20,447          724            -            -            1
   Units Redeemed                  (812)         (19)      (5,059)         (91)         (10)         (10)         (34)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Unit Balance at 12/31/2003       7,437          287       31,485        6,403            -            -          481
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                            Oppenheimer                                Putnam                                Templeton
                            -----------  -----------------------------------------------------------------  -----------
                                                                                              International    Global
                             Strategic     Growth &       New                   International      New         Income
                               Bond         Income       Value        Vista        Growth     Opportunities  Securities
                               Fund          Fund        Fund         Fund          Fund          Fund          Fund
                            -----------  -----------  -----------  -----------  ------------- ------------- -----------
Accumulation Units:
 Unit Balance at 1/1/2001            10           10           10           10            10            10           10
   Units Issued                       -          535            -            -           244             -            -
   Units Redeemed                     -           (9)           -            -            (7)            -            -
                            -----------  -----------  -----------  -----------   -----------   -----------  -----------
 Unit Balance at 12/31/2001          10          536           10           10           247            10           10
   Units Issued                       -          511            -            -           230             -            -
   Units Redeemed                     -         (534)           -            -          (241)            -            -
                            -----------  -----------  -----------  -----------   -----------   -----------  -----------
 Unit Balance at 12/31/2002          10          513           10           10           236            10           10
   Units Issued                       -            -            -            -             -             -            -
   Units Redeemed                   (10)         (33)         (10)         (10)          (20)          (10)         (10)
                            -----------  -----------  -----------  -----------   -----------   -----------  -----------
 Unit Balance at 12/31/2003           -          480            -            -           216             -            -
                            ===========  ===========  ===========  ===========   ===========   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(6) Changes in Units Outstanding, continued:

                                                               Templeton
                            ------------------------------------------------------------------------------
                              Franklin                                Developing     Mutual    Franklin Large
                               Small          Growth      Foreign      Markets       Shares      Cap Growth
                                Cap         Securities   Securities   Securities   Securities    Securities
                                Fund           Fund         Fund         Fund         Fund          Fund
                            -----------    -----------  -----------  -----------  -----------  --------------
Accumulation Units:
 Unit Balance at 1/1/2001           964          3,492           20           10           10            10
   Units Issued                       -              -          202          246            -             -
   Units Redeemed                   (21)           (80)          (3)          (5)           -             -
                            -----------    -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2001         943          3,412          219          251           10            10
   Units Issued                       -              -          194          235            -             -
   Units Redeemed                  (555)          (577)        (202)        (246)           -             -
                            -----------    -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2002         388          2,835          211          240           10            10
   Units Issued                       -              -            -            -            -             -
   Units Redeemed                   (29)           (76)         (29)         (20)         (10)          (10)
                            -----------    -----------  -----------  -----------  -----------   -----------
 Unit Balance at 12/31/2003         359          2,759          182          220            -             -
                            ===========    ===========  ===========  ===========  ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) The realized gain (loss) on the sale of fund shares and the change in unrealized appreciation (depreciation) for each sub-account during the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                                              Realized Gain (Loss)
                                                               --------------------------------------------------
                                                                    Aggregate        Aggregate Cost
                                                       Year or Proceeds from Sales of Portfolio Shares  Realized
                                                       Period  of Portfolio Shares      Redeemed       Gain (Loss)
                                                       ------- ------------------- ------------------- -----------

Met Investors Lord Abbett Growth & Income Portfolio     2003        $209,960            $209,083        $     877
                                                        2002          45,920              48,452           (2,532)
                                                        2001          51,074              48,258            2,816

Met Investors Lord Abbett Bond Debenture Portfolio      2003          12,688              13,265             (577)
                                                        2002           6,716               7,860           (1,144)
                                                        2001          38,395              38,665             (270)

Met Investors Lord Abbett Developing Growth Portfolio   2003           1,311               2,107             (796)
                                                        2002              36                  50              (14)
                                                        2001              41                  51              (10)

Met Investors Large Cap Research Portfolio              2003               -                   -                -
                                                        2002               -                   -                -
                                                        2001         174,618             164,013           10,605

Met Investors Lord Abbett Growth Opportunity Portfolio  2003             265                 225               40
                                                        2002               -                   -                -
                                                        2001               -                   -                -

Met Investors Lord Abbett Mid-Cap Value Portfolio       2003           3,962               3,735              227
                                                        2002          27,566              26,925              641
                                                        2001           2,582               2,032              550

Met Investors JP Morgan Enhanced Index Portfolio        2003         287,902             501,075         (213,173)
                                                        2002          76,524             103,974          (27,450)
                                                        2001          10,499              13,484           (2,985)

Met Investors JP Morgan International Equity Portfolio  2003          60,999             120,751          (59,752)
                                                        2002          31,200              49,823          (18,623)
                                                        2001           2,707               3,865           (1,158)

Met Investors JP Morgan Quality Bond Portfolio          2003          19,957              19,434              523
                                                        2002          45,038              43,384            1,654
                                                        2001               -                   -                -

Met Investors JP Morgan Select Equity Portfolio         2003           2,733               4,143           (1,410)
                                                        2002          27,065              35,079           (8,014)
                                                        2001          31,474              37,771           (6,297)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                              Realized Gain (Loss)
                                                                 ---------------------------------------------
                                                                      Aggregate      Aggregate Cost
                                                         Year or Proceeds from Sales of Fund Shares  Realized
                                                         Period    of Fund Shares       Redeemed    Gain (Loss)
                                                         ------- ------------------- -------------- -----------

Met Investors JP Morgan Small Cap Stock Portfolio         2003       $    2,159        $    2,719     $ (560)
                                                          2002            2,161             2,649       (488)
                                                          2001            2,331             2,431       (100)

Met Investors Met/Putnam Research Portfolio               2003              675               630         45
                                                          2002              164               167         (3)
                                                          2001                -                 -          -

Met Investors Oppenheimer Capital Appreciation Portfolio  2003            2,565             2,371        194
                                                          2002              167               167          -
                                                          2001                -                 -          -

Met Investors PIMCO Inflation Protected Bond Portfolio A  2003              212               210          2
                                                          2002                -                 -          -
                                                          2001                -                 -          -

Met Investors PIMCO Money Market Portfolio                2003        6,539,299         6,539,299          -
                                                          2002        1,289,270         1,289,270          -
                                                          2001                -                 -          -

Met Investors Janus Aggressive Growth Portfolio           2003            5,135             4,653        482
                                                          2002              297               294          3
                                                          2001                -                 -          -

Met Investors PIMCO Total Return Bond Portfolio           2003          177,206           171,817      5,389
                                                          2002            1,818             1,796         22
                                                          2001                -                 -          -

Met Investors PIMCO Innovation Portfolio                  2003           11,484            10,350      1,134
                                                          2002                -                 -          -
                                                          2001                -                 -          -

Met Investors T Rowe Price Mid Cap Growth Portfolio       2003           10,906             9,665      1,241
                                                          2002              203               195          8
                                                          2001                -                 -          -

Met Investors MFS Research International Portfolio        2003           57,391            55,533      1,858
                                                          2002              105               106         (1)
                                                          2001                -                 -          -

Met Investors AIM Small Cap Growth Portfolio              2003            6,950             6,059        891
                                                          2002              206               195         11
                                                          2001                -                 -          -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                          Realized Gain (Loss)
                                                             ---------------------------------------------
                                                                  Aggregate      Aggregate Cost
                                                     Year or Proceeds from Sales of Fund Shares  Realized
                                                     Period    of Fund Shares       Redeemed    Gain (Loss)
                                                     ------- ------------------- -------------- -----------

Met Investors AIM Mid Cap Core Equity Portfolio       2003        $  6,748          $  6,152     $    596
                                                      2002             394               399           (5)
                                                      2001               -                 -            -

Met Investors Harris Oakmark International Portfolio  2003           1,862             1,737          125
                                                      2002             150               161          (11)
                                                      2001               -                 -            -

Met Investors Third Avenue Small Cap Value Portfolio  2003          13,728            11,726        2,002
                                                      2002              37                36            1
                                                      2001               -                 -            -

GACC Money Market Fund                                2003           2,775             2,821          (46)
                                                      2002          35,420            36,248         (828)
                                                      2001         112,144           111,940          204

Russell Multi-Style Equity Fund                       2003              69               104          (35)
                                                      2002               -                 -            -
                                                      2001               -                 -            -

Russell Aggressive Equity Fund                        2003              96               108          (12)
                                                      2002               -                 -            -
                                                      2001               -                 -            -

Russell Non-US Fund                                   2003              70               106          (36)
                                                      2002               -                 -            -
                                                      2001               -                 -            -

Russell Core Bond Fund                                2003             130               120           10
                                                      2002               -                 -            -
                                                      2001               -                 -            -

Russell Real Estate Securities Fund                   2003             158               123           35
                                                      2002               -                 -            -
                                                      2001               -                 -            -

AIM Premier Equity Fund                               2003           1,055             1,840         (785)
                                                      2002          56,101            79,514      (23,413)
                                                      2001          16,066            19,729       (3,663)

AIM Capital Appreciation Fund                         2003             573               933         (360)
                                                      2002          12,786            19,121       (6,335)
                                                      2001           9,502            11,037       (1,535)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                         Realized Gain (Loss)
                                                            ---------------------------------------------
                                                                 Aggregate      Aggregate Cost
                                                    Year or Proceeds from Sales of Fund Shares  Realized
                                                    Period    of Fund Shares       Redeemed    Gain (Loss)
                                                    ------- ------------------- -------------- -----------

AIM International Growth Fund                        2003          $114              $196         $ (82)
                                                     2002             -                 -             -
                                                     2001            44                63           (19)

Alliance Premier Growth Portfolio                    2003           317               482          (165)
                                                     2002           175               258           (83)
                                                     2001           121               147           (26)

Alliance Bernstein Real Estate Investment Portfolio  2003           294               241            53
                                                     2002            91                85             6
                                                     2001            49                48             1

Liberty Newport Tiger Fund, Variable Series          2003            74               103           (29)
                                                     2002             -                 -             -
                                                     2001             -                 -             -

Goldman Sachs Growth & Income Fund                   2003            83               102           (19)
                                                     2002             -                 -             -
                                                     2001             -                 -             -

Goldman Sachs International Equity Fund              2003            64               107           (43)
                                                     2002             -                 -             -
                                                     2001             -                 -             -

Goldman Sachs Global Income Fund                     2003             -                 -             -
                                                     2002           112               114            (2)
                                                     2001             -                 -             -

Goldman Sachs Internet Tollkeeper Fund               2003             -                 -             -
                                                     2002            35               100           (65)
                                                     2001             -                 -             -

Scudder II Small Cap Growth Portfolio                2003            51               110           (59)
                                                     2002             -                 -             -
                                                     2001             -                 -             -

Scudder II Dreman Small Cap Value Portfolio          2003           132               104            28
                                                     2002             -                 -             -
                                                     2001             -                 -             -

Scudder II Government Securities Portfolio           2003           126               114            12
                                                     2002             -                 -             -
                                                     2001             -                 -             -

MFS Research Series                                  2003            61               111           (50)
                                                     2002             -                 -             -
                                                     2001             -                 -             -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                           Realized Gain (Loss)
                                              ---------------------------------------------
                                                   Aggregate      Aggregate Cost
                                      Year or Proceeds from Sales of Fund Shares  Realized
                                      Period    of Fund Shares       Redeemed    Gain (Loss)
                                      ------- ------------------- -------------- -----------

MFS Emerging Growth Series             2003         $    43          $   104       $  (61)
                                       2002               -                -            -
                                       2001               -                -            -

MFS High Income Series                 2003             220              226           (6)
                                       2002              80               86           (6)
                                       2001              45               47           (2)

MFS Strategic Income Series            2003             125              115           10
                                       2002               -                -            -
                                       2001               -                -            -

MFS Investors Trust Series             2003             319              415          (96)
                                       2002             194              246          (52)
                                       2001             126              140          (14)

MFS New Discovery Series               2003             236              297          (61)
                                       2002             127              164          (37)
                                       2001              83               93          (10)

MetLife Davis Venture Value            2003          27,875           24,381        3,494
                                       2002             672              683          (11)
                                       2001               -                -            -

MetLife Harris Oakmark Focused Value   2003          13,238           11,966        1,272
                                       2002             284              294          (10)
                                       2001               -                -            -

MetLife Jennison Growth                2003           9,887            9,246          641
                                       2002              35               37           (2)
                                       2001               -                -            -

MetLife SSR Money Market Portfolio     2003             406              406            -
                                       2002               -                -            -
                                       2001               -                -            -

MetLife Stock Index Portfolio          2003          41,097           41,444         (347)
                                       2002           8,025            8,104          (79)
                                       2001               -                -            -

Oppenheimer Capital Appreciation Fund  2003             813              694          119
                                       2002             116              107            9
                                       2001               -                -            -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                  Realized Gain (Loss)
                                                     ---------------------------------------------
                                                          Aggregate      Aggregate Cost
                                             Year or Proceeds from Sales of Fund Shares  Realized
                                             Period    of Fund Shares       Redeemed    Gain (Loss)
                                             ------- ------------------- -------------- -----------

Oppenheimer Main Street Growth & Income Fund  2003         $   75            $  102       $   (27)
                                              2002              -                 -             -
                                              2001              -                 -             -

Oppenheimer High Income Fund                  2003            111               128           (17)
                                              2002              -                 -             -
                                              2001              -                 -             -

Oppenheimer Bond Fund                         2003            445               432            13
                                              2002            313               310             3
                                              2001            144               139             5

Oppenheimer Strategic Bond Fund               2003            125               123             2
                                              2002              -                 -             -
                                              2001              -                 -             -

Putnam Growth & Income Fund                   2003            351               442           (91)
                                              2002            201               248           (47)
                                              2001            128               139           (11)

Putnam New Value Fund                         2003            121               111            10
                                              2002              -                 -             -
                                              2001              -                 -             -

Putnam Vista Fund                             2003             48               107           (59)
                                              2002              -                 -             -
                                              2001              -                 -             -

Putnam International Growth Fund              2003            151               193           (42)
                                              2002             65                83           (18)
                                              2001             41                47            (6)

Putnam International New Opportunities Fund   2003             47               101           (54)
                                              2002              -                 -             -
                                              2001              -                 -             -

Templeton Global Income Securities Fund       2003            142               122            20
                                              2002              -                 -             -
                                              2001              -                 -             -

Templeton Franklin Small Cap Fund             2003            230               403          (173)
                                              2002          5,652             8,465        (2,813)
                                              2001            208               320          (112)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                         Realized Gain (Loss)
                                                            ---------------------------------------------
                                                                 Aggregate      Aggregate Cost
                                                    Year or Proceeds from Sales of Fund Shares  Realized
                                                    Period    of Fund Shares       Redeemed    Gain (Loss)
                                                    ------- ------------------- -------------- -----------

Templeton Growth Securities Fund                     2003         $  805            $1,197       $  (392)
                                                     2002          5,569             9,051        (3,482)
                                                     2001            931             1,143          (212)

Templeton Foreign Securities Fund                    2003            253               388          (135)
                                                     2002             66               103           (37)
                                                     2001             41                58           (17)

Templeton Developing Markets Securities Fund         2003            211               195            16
                                                     2002             78                84            (6)
                                                     2001             41                47            (6)

Templeton Mutual Shares Securities Fund              2003            119               114             5
                                                     2002              -                 -             -
                                                     2001              -                 -             -

Templeton Franklin Large Cap Growth Securities Fund  2003            103               137           (34)
                                                     2002              -                 -             -
                                                     2001              -                 -             -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                  Unrealized Appreciation (Depreciation)
                                                               --------------------------------------------
                                                                Appreciation     Appreciation
                                                       Year or (Depreciation)   (Depreciation)
                                                       Period  End of Period  Beginning of Period   Change
                                                       ------- -------------- ------------------- ---------

Met Investors Lord Abbett Growth & Income Portfolio     2003     $ 131,571         $(137,880)     $ 269,451
                                                        2002      (137,880)           21,812       (159,692)
                                                        2001        21,812            59,107        (37,295)

Met Investors Lord Abbett Bond Debenture Portfolio      2003        15,349           (32,279)        47,628
                                                        2002       (32,279)          (15,569)       (16,710)
                                                        2001       (15,569)           (8,790)        (6,779)

Met Investors Lord Abbett Developing Growth Portfolio   2003             -              (808)           808
                                                        2002          (808)             (285)          (523)
                                                        2001          (285)             (151)          (134)

Met Investors Large Cap Research Portfolio              2003             -                 -              -
                                                        2002             -                 -              -
                                                        2001             -            16,664        (16,664)

Met Investors Lord Abbett Growth Opportunity Portfolio  2003           333                 -            333
                                                        2002             -                 -              -
                                                        2001             -                 -              -

Met Investors Lord Abbett Mid-Cap Value Portfolio       2003        33,217              (601)        33,818
                                                        2002          (601)           26,371        (26,972)
                                                        2001        26,371            27,188           (817)

Met Investors JP Morgan Enhanced Index Portfolio        2003             -          (217,201)       217,201
                                                        2002      (217,201)         (147,330)       (69,871)
                                                        2001      (147,330)          (88,398)       (58,932)

Met Investors JP Morgan International Equity Portfolio  2003             -           (56,859)        56,859
                                                        2002       (56,859)          (62,893)         6,034
                                                        2001       (62,893)          (20,558)       (42,335)

Met Investors JP Morgan Quality Bond Portfolio          2003             -                42            (42)
                                                        2002            42                11             31
                                                        2001            11                 6              5

Met Investors JP Morgan Select Equity Portfolio         2003       (38,179)          (72,074)        33,895
                                                        2002       (72,074)          (44,783)       (27,291)
                                                        2001       (44,783)          (36,037)        (8,746)

Met Investors JP Morgan Small Cap Stock Portfolio       2003        (6,704)          (29,913)        23,209
                                                        2002       (29,913)           (9,070)       (20,843)
                                                        2001        (9,070)           14,475        (23,545)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                   Unrealized Appreciation (Depreciation)
                                                                 ------------------------------------------
                                                                  Appreciation     Appreciation
                                                         Year or (Depreciation)   (Depreciation)
                                                         Period  End of Period  Beginning of Period  Change
                                                         ------- -------------- ------------------- -------

Met Investors Met/Putnam Research Portfolio               2003      $ 3,983           $ (250)       $ 4,233
                                                          2002         (250)               -           (250)
                                                          2001            -                -              -

Met Investors Oppenheimer Capital Appreciation Portfolio  2003       14,038             (147)        14,185
                                                          2002         (147)               -           (147)
                                                          2001            -                -              -

Met Investors PIMCO Inflation Protected Bond Portfolio A  2003           60                -             60
                                                          2002            -                -              -
                                                          2001            -                -              -

Met Investors PIMCO Money Market Portfolio                2003            -                -              -
                                                          2002            -                -              -
                                                          2001            -                -              -

Met Investors Janus Aggressive Growth Portfolio           2003       34,363             (283)        34,646
                                                          2002         (283)               -           (283)
                                                          2001            -                -              -

Met Investors PIMCO Total Return Bond Portfolio           2003        4,076            4,680           (604)
                                                          2002        4,680                -          4,680
                                                          2001            -                -              -

Met Investors PIMCO Innovation Portfolio                  2003        1,967              (51)         2,018
                                                          2002          (51)               -            (51)
                                                          2001            -                -              -

Met Investors T Rowe Price Mid Cap Growth Portfolio       2003       15,061              717         14,344
                                                          2002          717                -            717
                                                          2001            -                -              -

Met Investors MFS Research International Portfolio        2003       33,550              (24)        33,574
                                                          2002          (24)               -            (24)
                                                          2001            -                -              -

Met Investors AIM Small Cap Growth Portfolio              2003       46,334            1,083         45,251
                                                          2002        1,083                -          1,083
                                                          2001            -                -              -

Met Investors AIM Mid Cap Core Equity Portfolio           2003       42,893              240         42,653
                                                          2002          240                -            240
                                                          2001            -                -              -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                Unrealized Appreciation (Depreciation)
                                                             -------------------------------------------
                                                              Appreciation     Appreciation
                                                     Year or (Depreciation)   (Depreciation)
                                                     Period  End of Period  Beginning of Period  Change
                                                     ------- -------------- ------------------- --------

Met Investors Harris Oakmark International Portfolio  2003      $ 17,769         $   (729)      $ 18,498
                                                      2002          (729)               -           (729)
                                                      2001             -                -              -

Met Investors Third Ave Small Cap Value Portfolio     2003        35,425                3         35,422
                                                      2002             3                -              3
                                                      2001             -                -              -

GACC Money Market Fund                                2003             -              (46)            46
                                                      2002           (46)              19            (65)
                                                      2001            19              (26)            45

Russell Multi-Style Equity Fund                       2003             -              (43)            43
                                                      2002           (43)             (25)           (18)
                                                      2001           (25)             (11)           (14)

Russell Aggressive Equity Fund                        2003             -              (33)            33
                                                      2002           (33)             (15)           (18)
                                                      2001           (15)             (13)            (2)

Russell Non-US Fund                                   2003             -              (46)            46
                                                      2002           (46)             (35)           (11)
                                                      2001           (35)             (15)           (20)

Russell Core Bond Fund                                2003             -                8             (8)
                                                      2002             8                5              3
                                                      2001             5                4              1

Russell Real Estate Securities Fund                   2003             -               11            (11)
                                                      2002            11               14             (3)
                                                      2001            14               13              1

AIM Premier Equity Fund                               2003       (24,739)         (34,650)         9,911
                                                      2002       (34,650)         (40,308)         5,658
                                                      2001       (40,308)         (25,869)       (14,439)

AIM Capital Appreciation Fund                         2003        (8,857)         (14,019)         5,162
                                                      2002       (14,019)         (14,133)           114
                                                      2001       (14,133)              43        (14,176)

AIM International Growth Fund                         2003             -              (93)            93
                                                      2002           (93)             (73)           (20)
                                                      2001           (73)             (51)           (22)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                              Unrealized Appreciation (Depreciation)
                                                            ------------------------------------------
                                                             Appreciation     Appreciation
                                                    Year or (Depreciation)   (Depreciation)
                                                    Period  End of Period  Beginning of Period  Change
                                                    ------- -------------- ------------------- -------

Alliance Premier Growth Portfolio                    2003      $(1,489)          $(2,445)      $   956
                                                     2002       (2,445)             (952)       (1,493)
                                                     2001         (952)              (26)         (926)

Alliance Bernstein Real Estate Investment Portfolio  2003          799               111           688
                                                     2002          111               115            (4)
                                                     2001          115                 9           106

Liberty Newport Tiger Fund, Variable Series          2003            -               (41)           41
                                                     2002          (41)              (29)          (12)
                                                     2001          (29)              (13)          (16)

Goldman Sachs Growth & Income Fund                   2003            -               (26)           26
                                                     2002          (26)              (15)          (11)
                                                     2001          (15)               (6)           (9)

Goldman Sachs International Equity Fund              2003            -               (51)           51
                                                     2002          (51)              (37)          (14)
                                                     2001          (37)              (17)          (20)

Goldman Sachs Global Income                          2003            -                 -             -
                                                     2002            -                (2)            2
                                                     2001           (2)               (4)            2

Goldman Sachs Internet Tollkeeper Fund               2003            -                 -             -
                                                     2002            -               (57)           57
                                                     2001          (57)              (35)          (22)

Scudder II Small Cap Growth Portfolio                2003            -               (70)           70
                                                     2002          (70)              (50)          (20)
                                                     2001          (50)              (16)          (34)

Scudder II Dreman Small Cap Value Portfolio          2003            -                 9            (9)
                                                     2002            9                23           (14)
                                                     2001           23                 4            19

Scudder II Government Securities Portfolio           2003            -                18           (18)
                                                     2002           18                12             6
                                                     2001           12                 9             3

MFS Research Series                                  2003            -               (57)           57
                                                     2002          (57)              (39)          (18)
                                                     2001          (39)              (10)          (29)

MFS Emerging Growth Series                           2003            -               (68)           68
                                                     2002          (68)              (50)          (18)
                                                     2001          (50)              (20)          (30)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                       Unrealized Appreciation (Depreciation)
                                                     ------------------------------------------
                                                      Appreciation     Appreciation
                                             Year or (Depreciation)   (Depreciation)
                                             Period  End of Period  Beginning of Period  Change
                                             ------- -------------- ------------------- -------

MFS High Income Series                        2003      $   104           $  (145)      $   249
                                              2002         (145)              (65)          (80)
                                              2001          (65)               (7)          (58)

MFS Strategic Income Series                   2003            -                12           (12)
                                              2002           12                 7             5
                                              2001            7                 5             2

MFS Investors Trust Series                    2003         (700)           (1,619)          919
                                              2002       (1,619)             (549)       (1,070)
                                              2001         (549)               (1)         (548)

MFS New Discovery Series                      2003         (377)           (1,260)          883
                                              2002       (1,260)              (97)       (1,163)
                                              2001          (97)              (14)          (83)

MetLife Davis Venture Value                   2003       38,053                62        37,991
                                              2002           62                 -            62
                                              2001            -                 -             -

MetLife Harris Oakmark Focused Value          2003       22,538              (382)       22,920
                                              2002         (382)                -          (382)
                                              2001            -                 -             -

MetLife Jennison Growth                       2003        7,993              (258)        8,251
                                              2002         (258)                -          (258)
                                              2001            -                 -             -

MetLife SSR Money Market Portfolio            2003            -                 -             -
                                              2002            -                 -             -
                                              2001            -                 -             -

MetLife Stock Index Portfolio                 2003       39,848            (1,699)       41,547
                                              2002       (1,699)                -        (1,699)
                                              2001            -                 -             -

Oppenheimer Capital Appreciation Fund         2003       12,218             1,769        10,449
                                              2002        1,769               (30)        1,799
                                              2001          (30)              (10)          (20)

Oppenheimer Main Street Growth & Income Fund  2003            -               (35)           35
                                              2002          (35)              (19)          (16)
                                              2001          (19)              (10)           (9)

Oppenheimer High Income Fund                  2003            -               (23)           23
                                              2002          (23)              (10)          (13)
                                              2001          (10)               (3)           (7)

Oppenheimer Bond Fund                         2003          351               298            53
                                              2002          298               214            84
                                              2001          214                 6           208

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                              Unrealized Appreciation (Depreciation)
                                                            ------------------------------------------
                                                             Appreciation     Appreciation
                                                    Year or (Depreciation)   (Depreciation)
                                                    Period  End of Period  Beginning of Period  Change
                                                    ------- -------------- ------------------- -------

Oppenheimer Strategic Bond Fund                      2003      $      -         $      -       $     -
                                                     2002             -                1            (1)
                                                     2001             1                2            (1)

Putnam Growth & Income Fund                          2003          (380)          (1,493)        1,113
                                                     2002        (1,493)            (421)       (1,072)
                                                     2001          (421)               9          (430)

Putnam New Value Fund                                2003             -               (4)            4
                                                     2002            (4)              19           (23)
                                                     2001            19               20            (1)

Putnam Vista Fund                                    2003             -              (68)           68
                                                     2002           (68)             (51)          (17)
                                                     2001           (51)             (16)          (35)

Putnam International Growth Fund                     2003          (141)            (548)          407
                                                     2002          (548)            (242)         (306)
                                                     2001          (242)              (9)         (233)

Putnam International New Opportunities Fund          2003             -              (59)           59
                                                     2002           (59)             (52)           (7)
                                                     2001           (52)             (34)          (18)

Templeton Global Income Securities Fund              2003             -               20           (20)
                                                     2002            20               (1)           21
                                                     2001            (1)              (1)            -

Templeton Franklin Small Cap Fund                    2003        (1,939)          (3,123)        1,184
                                                     2002        (3,123)          (4,893)        1,770
                                                     2001        (4,893)          (3,247)       (1,646)

Templeton Growth Securities Fund                     2003        (8,866)         (17,454)        8,588
                                                     2002       (17,454)         (12,005)       (5,449)
                                                     2001       (12,005)          (4,171)       (7,834)

Templeton Foreign Securities Fund                    2003          (549)          (1,098)          549
                                                     2002        (1,098)            (763)         (335)
                                                     2001          (763)              (6)         (757)

Templeton Developing Markets Securities Fund         2003           651             (207)          858
                                                     2002          (207)            (186)          (21)
                                                     2001          (186)             (19)         (167)

Templeton Mutual Shares Securities Fund              2003             -               (8)            8
                                                     2002            (8)               9           (17)
                                                     2001             9               10            (1)

Templeton Franklin Large Cap Growth Securities Fund  2003             -              (47)           47
                                                     2002           (47)             (20)          (27)
                                                     2001           (20)              22           (42)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                                   As of December 31, 2003    For the year ended December 31, 2003
                                                                ----------------------------- -----------------------------------
                                                                           Unit    Net Assets  Investment     Expense     Total
                                                                 Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                                ------- ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio            72,799 $14.471185   $1,054        0.84%       0.00%      31.06%
  Met Investors Lord Abbett Bond Debenture Portfolio             18,996  13.220863      251        2.11%       0.00%      19.52%
  (a) Met Investors Lord Abbett Growth Opportunity Portfolio        116  13.064972        2        0.00%       0.00%      30.65%
  Met Investors Lord Abbett Mid-Cap Value Portfolio               9,348  19.136308      179        0.69%       0.00%      26.16%
  Met Investors JP Morgan Quality Bond Portfolio                      -  14.258307        -        0.00%       0.00%       3.99%
  Met Investors JP Morgan Select Equity Portfolio                11,884  11.022596      131        0.63%       0.00%      33.50%
  Met Investors JP Morgan Small Cap Stock Portfolio               9,364  10.699313      100        0.00%       0.00%      28.73%
  Met Investors MFS Research International Portfolio              5,946  13.407735       80        1.01%       0.00%      34.08%
  AIM Premier Equity Fund                                         6,020   7.665224       46        0.32%       0.00%      25.08%
  AIM Capital Appreciation Fund                                   2,227   9.325373       21        0.00%       0.00%      29.52%
  AIM International Growth Fund                                       -   6.664165        -        0.00%       0.00%      29.06%
  (a) MetLife SSR Money Market Portfolio                              -  10.051027        -        0.74%       0.00%       0.51%
  Templeton Global Income Securities Fund                             -  16.042662        -       13.38%       0.00%      22.72%
  Templeton Franklin Small Cap Fund                                 359   9.884558        4        0.00%       0.00%      37.61%
  Templeton Growth Securities Fund                                2,759  12.686519       35        1.68%       0.00%      32.62%
  Templeton Foreign Securities Fund                                   -   9.650277        -        2.01%       0.00%      32.55%
  Templeton Franklin Large Cap Growth Securities Fund                 -  11.290621        -        1.35%       0.00%      27.14%

Flexible premium variable universal life policies (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio            14,224 $11.333608   $  161        0.84%       0.55%      30.34%
  Met Investors Lord Abbett Bond Debenture Portfolio             12,871  12.120200      156        2.11%       0.55%      18.86%
  (a) Met Investors Lord Abbett Growth Opportunity Portfolio          -   7.546263        -        0.00%       0.55%      30.16%
  Met Investors Lord Abbett Mid-Cap Value Portfolio                 127  16.237276        2        0.69%       0.55%      25.47%
  Met Investors JP Morgan Quality Bond Portfolio                      -  13.012982        -        0.00%       0.55%       3.42%
  Met Investors JP Morgan Select Equity Portfolio                     -   8.548771        -        0.63%       0.55%      32.77%
  Met Investors JP Morgan Small Cap Stock Portfolio                   -   8.426898        -        0.00%       0.55%      28.02%
  Met Investors Met/Putnam Research Portfolio                     2,111  10.125178       21        0.03%       0.55%      23.93%
  Met Investors Oppenheimer Capital Appreciation Portfolio       10,847  10.143855      110        0.00%       0.55%      28.04%
  (c) Met Investors PIMCO Inflation Protected Bond Portfolio A    2,424  10.506744       25        1.63%       0.55%       5.07%
  Met Investors PIMCO Money Market Portfolio                    241,891  10.081346    2,439        0.67%       0.55%       0.13%
  Met Investors Janus Aggressive Growth Portfolio                20,953   9.561261      200        0.00%       0.55%      30.20%
  Met Investors PIMCO Total Return Bond Portfolio                21,157  11.223416      237        1.46%       0.55%       3.95%

     (a) For the period from April 25, 2003 to December 31, 2003.

     (c) For the period from May 1, 2003 to December 31, 2003.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                        As of December 31, 2003
                                                                      ----------------------------
                                                                                Unit    Net Assets
                                                                      Units  Fair Value   (000)
                                                                      ------ ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  Met Investors PIMCO Innovation Portfolio                             3,748 $ 7.683996    $ 29
  Met Investors T Rowe Price Mid Cap Growth Portfolio                 12,521   8.368822     105
  Met Investors MFS Research International Portfolio                   9,117  12.072123     110
  Met Investors AIM Small Cap Growth Portfolio                        25,399  10.342427     263
  Met Investors AIM Mid Cap Core Equity Portfolio                     26,047  11.214457     292
  Met Investors Harris Oakmark International Portfolio                11,871  11.456476     136
  Met Investors Third Ave Small Cap Value Portfolio                   13,237  14.131700     187
  Russell Multi-Style Equity Fund                                          -   7.519445       -
  Russell Aggressive Equity Fund                                           -  10.761244       -
  Russell Non-US Fund                                                      -   8.120053       -
  Russell Core Bond Fund                                                   -  13.156147       -
  Russell Real Estate Securities Fund                                      -  17.608576       -
  AIM Premier Equity Fund                                                  -   6.034219       -
  AIM Capital Appreciation Fund                                            -   6.187168       -
  AIM International Growth Fund                                            -   6.530900       -
  Alliance Premier Growth Portfolio                                      720   5.528243       4
  Alliance Bernstein Real Estate Investment Portfolio                    153  17.614529       3
  Liberty Newport Tiger Fund, Variable Series                              -   8.492680       -
  Goldman Sachs Growth & Income Fund                                       -   9.244236       -
  Goldman Sachs International Equity Fund                                  -   7.436396       -
  Scudder II Small Cap Growth Portfolio                                    -   5.223365       -
  Scudder II Dreman Small Cap Value Portfolio                              -  15.200905       -
  Scudder II Government Securities Portfolio                               -  12.684646       -
  MFS Research Series                                                      -   6.534061       -
  MFS Emerging Growth Series                                               -   4.542425       -
  MFS High Income Series                                                 181  11.277300       2
  MFS Strategic Income Series                                              -  12.998148       -
  MFS Investors Trust Series                                             576   7.914230       5
  MFS New Discovery Series                                               422   7.363338       3
  MetLife Davis Venture Value                                         24,399  11.253209     275
  MetLife Harris Oakmark Focused Value                                12,997  11.849122     154
  MetLife Jennison Growth                                              7,437  12.548343      93
  (a) MetLife SSR Money Market Portfolio                                 287  11.160517       3
  MetLife Stock Index Portfolio                                       31,485  10.074109     317

                                                                      For the year ended December 31, 2003
                                                                      -----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVUL), continued:
  Met Investors PIMCO Innovation Portfolio                                0.00%        0.55%      56.98%
  Met Investors T Rowe Price Mid Cap Growth Portfolio                     0.00%        0.55%      36.37%
  Met Investors MFS Research International Portfolio                      1.01%        0.55%      31.47%
  Met Investors AIM Small Cap Growth Portfolio                            0.00%        0.55%      38.31%
  Met Investors AIM Mid Cap Core Equity Portfolio                         0.14%        0.55%      25.73%
  Met Investors Harris Oakmark International Portfolio                    2.47%        0.55%      34.63%
  Met Investors Third Ave Small Cap Value Portfolio                       0.73%        0.55%      40.76%
  Russell Multi-Style Equity Fund                                         0.99%        0.55%      28.15%
  Russell Aggressive Equity Fund                                          0.00%        0.55%      44.80%
  Russell Non-US Fund                                                     0.06%        0.55%      38.03%
  Russell Core Bond Fund                                                  2.39%        0.55%       5.57%
  Russell Real Estate Securities Fund                                     4.17%        0.55%      36.46%
  AIM Premier Equity Fund                                                 0.32%        0.55%      24.39%
  AIM Capital Appreciation Fund                                           0.00%        0.55%      28.81%
  AIM International Growth Fund                                           0.00%        0.55%      28.35%
  Alliance Premier Growth Portfolio                                       0.00%        0.55%      22.99%
  Alliance Bernstein Real Estate Investment Portfolio                     2.76%        0.55%      38.53%
  Liberty Newport Tiger Fund, Variable Series                             0.00%        0.55%      44.00%
  Goldman Sachs Growth & Income Fund                                      0.00%        0.55%      23.68%
  Goldman Sachs International Equity Fund                                 0.00%        0.55%      34.75%
  Scudder II Small Cap Growth Portfolio                                   0.00%        0.55%      32.21%
  Scudder II Dreman Small Cap Value Portfolio                             4.82%        0.55%      41.25%
  Scudder II Government Securities Portfolio                              7.48%        0.55%       1.70%
  MFS Research Series                                                     1.20%        0.55%      24.02%
  MFS Emerging Growth Series                                              0.00%        0.55%      29.51%
  MFS High Income Series                                                  4.30%        0.55%      17.31%
  MFS Strategic Income Series                                             8.88%        0.55%       9.77%
  MFS Investors Trust Series                                              0.68%        0.55%      21.48%
  MFS New Discovery Series                                                0.00%        0.55%      32.98%
  MetLife Davis Venture Value                                             0.18%        0.55%      30.15%
  MetLife Harris Oakmark Focused Value                                    0.09%        0.55%      31.93%
  MetLife Jennison Growth                                                 0.02%        0.55%      29.36%
  (a) MetLife SSR Money Market Portfolio                                  0.74%        0.55%       0.13%
  MetLife Stock Index Portfolio                                           1.34%        0.55%      27.50%

     (a) For the period from April 25, 2003 to December 31, 2003.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS

                                                                        As of December 31, 2003
                                                                      ---------------------------
                                                                               Unit    Net Assets
                                                                      Units Fair Value   (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  Oppenheimer Capital Appreciation Fund                               6,403 $ 7.442710    $48
  Oppenheimer Main Street Growth & Income Fund                            -   8.203248      -
  Oppenheimer High Income Fund                                            -  11.822931      -
  Oppenheimer Bond Fund                                                 481  13.045828      6
  Oppenheimer Strategic Bond Fund                                         -  13.348289      -
  Putnam Growth & Income Fund                                           480  10.401776      5
  Putnam New Value Fund                                                   -  13.700289      -
  Putnam Vista Fund                                                       -   5.093235      -
  Putnam International Growth Fund                                      216   7.609099      2
  Putnam International New Opportunities Fund                             -   5.395103      -
  Templeton Franklin Small Cap Fund                                       -   6.891773      -
  Templeton Foreign Securities Fund                                     182   9.209645      2
  Templeton Developing Markets Securities Fund                          220  11.224890      2
  Templeton Mutual Shares Securities Fund                                 -  12.932916      -

                                                                      For the year ended December 31, 2003
                                                                      -----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVUL), continued:
  Oppenheimer Capital Appreciation Fund                                    0.37%       0.55%      30.23%
  Oppenheimer Main Street Growth & Income Fund                             1.73%       0.55%      26.02%
  Oppenheimer High Income Fund                                            12.36%       0.55%      23.28%
  Oppenheimer Bond Fund                                                    5.48%       0.55%       6.19%
  Oppenheimer Strategic Bond Fund                                         10.66%       0.55%      17.42%
  Putnam Growth & Income Fund                                              2.10%       0.55%      26.99%
  Putnam New Value Fund                                                    2.67%       0.55%      32.13%
  Putnam Vista Fund                                                        0.00%       0.55%      32.69%
  Putnam International Growth Fund                                         1.12%       0.55%      28.18%
  Putnam International New Opportunities Fund                              1.06%       0.55%      32.86%
  Templeton Franklin Small Cap Fund                                        0.00%       0.55%      36.85%
  Templeton Foreign Securities Fund                                        2.01%       0.55%      31.83%
  Templeton Developing Markets Securities Fund                             1.42%       0.55%      52.90%
  Templeton Mutual Shares Securities Fund                                  2.07%       0.55%      24.80%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                                   As of December 31, 2002    For the Year ended December 31, 2002
                                                                ----------------------------- ----------------------------------
                                                                           Unit    Net Assets  Investment     Expense     Total
                                                                 Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                                ------- ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio            48,748 $11.041953   $  538        1.03%       0.00%     (17.95%)
  Met Investors Lord Abbett Bond Debenture Portfolio             18,201  11.061718      201        8.42%       0.00%      (0.39%)
  Met Investors Lord Abbett Developing Growth Portfolio             177   7.008332        1        0.00%       0.00%     (28.99%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio               9,577  15.168546      145        0.45%       0.00%      (9.31%)
  Met Investors JP Morgan Enhanced Index Portfolio               33,181   8.396483      279        0.95%       0.00%     (24.96%)
  Met Investors JP Morgan International Equity Portfolio          8,407   7.529965       63        0.00%       0.00%     (16.36%)
  Met Investors JP Morgan Quality Bond Portfolio                  1,411  13.710940       19        4.32%       0.00%       8.95%
  Met Investors JP Morgan Select Equity Portfolio                12,168   8.256791      100        0.65%       0.00%     (25.65%)
  Met Investors JP Morgan Small Cap Stock Portfolio               9,462   8.311718       79        0.09%       0.00%     (21.05%)
  GACC Money Market Fund                                              8  12.397577        -       11.93%       0.00%       1.64%
  AIM Premier Equity Fund                                         6,046   6.128285       37        0.28%       0.00%     (30.26%)
  AIM Capital Appreciation Fund                                   2,291   7.199995       16        0.00%       0.00%     (24.36%)
  AIM International Growth Fund                                      10   5.163531        -        0.88%       0.00%     (15.67%)
  Templeton Global Income Securities Fund                            10  13.072760        -        0.85%       0.00%      21.44%
  Templeton Franklin Small Cap Fund                                 378   7.183156        3        0.32%       0.00%     (28.52%)
  Templeton Growth Securities Fund                                2,835   9.566006       27        2.45%       0.00%     (18.32%)
  Templeton Foreign Securities Fund                                  10   7.280394        -        1.82%       0.00%     (18.40%)
  Templeton Franklin Large Cap Growth Securities Fund                10   8.880736        -        1.00%       0.00%     (22.94%)

Flexible premium variable universal life policies (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio             2,043 $ 8.695518   $   18        1.03%       0.55%     (18.40%)
  Met Investors Lord Abbett Bond Debenture Portfolio              2,433  10.196688       25        8.42%       0.55%      (0.94%)
  Met Investors Lord Abbett Developing Growth Portfolio              10   5.754548        -        0.00%       0.55%     (29.38%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio                 143  12.941522        2        0.45%       0.55%      (9.81%)
  Met Investors JP Morgan Enhanced Index Portfolio                   10   5.817937        -        0.95%       0.55%     (25.37%)
  Met Investors JP Morgan International Equity Portfolio             10   5.699010        -        0.00%       0.55%     (16.82%)
  Met Investors JP Morgan Quality Bond Portfolio                     10  12.582457        -        4.32%       0.55%       8.36%
  Met Investors JP Morgan Select Equity Portfolio                    10   6.438972        -        0.65%       0.55%     (26.05%)
  Met Investors JP Morgan Small Cap Stock Portfolio                  10   6.582449        -        0.09%       0.55%     (21.48%)
  Met Investors Met/Putnam Research Portfolio                     2,176   8.170309       18        1.06%       0.55%     (18.30%)
  (d) Met Investors Oppenheimer Capital Appreciation Portfolio      903   7.922234        7        0.11%       0.55%     (20.78%)
  (d) Met Investors PIMCO Money Market Portfolio                294,272  10.068475    2,963        0.81%       0.55%       0.69%
  (d) Met Investors Janus Aggressive Growth Portfolio             5,787   7.343779       42        0.19%       0.55%     (26.56%)

     (d) For the period from February 1, 2002 to December 31, 2002.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                        As of December 31, 2002
                                                                      ----------------------------
                                                                                Unit    Net Assets
                                                                      Units  Fair Value   (000)
                                                                      ------ ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  (d) Met Investors PIMCO Total Return Portfolio                      14,853 $10.797369    $160
  (d) Met Investors PIMCO Innovation Portfolio                            10   4.894901       -
  (d) Met Investors T Rowe Price Mid Cap Growth Portfolio              3,644   6.136694      22
  (d) Met Investors MFS Research International Portfolio                 559   9.182232       5
  (d) Met Investors AIM Small Cap Growth Portfolio                     3,078   7.477512      23
  (d) Met Investors AIM Mid Cap Core Equity Portfolio                  4,611   8.919617      41
  (d) Met Investors Harris Oakmark International Portfolio             1,415   8.509853      12
  (e) Met Investors Third Avenue Small Cap Value Portfolio                17  10.039513       -
  GACC Money Market Fund                                                 207  11.124961       2
  Russell Multi-Style Equity Fund                                         10   5.867561       -
  Russell Aggressive Equity Fund                                          10   7.431857       -
  Russell Non-US Fund                                                     10   5.883026       -
  Russell Core Bond Fund                                                  10  12.461731       -
  Russell Real Estate Securities Fund                                     10  12.904044       -
  AIM Premier Equity Fund                                                 10   4.850885       -
  AIM Capital Appreciation Fund                                           10   4.803340       -
  AIM International Growth Fund                                           10   5.088168       -
  Alliance Premier Growth Portfolio                                      765   4.494866       3
  Alliance Bernstein Real Estate Investment Portfolio                    170  12.714957       2
  Liberty Newport Tiger Fund, Variable Series                             10   5.897689       -
  Goldman Sachs Growth & Income Fund                                      10   7.474412       -
  Goldman Sachs International Equity Fund                                 10   5.518767       -
  Scudder II Small Cap Growth Portfolio                                   10   3.950673       -
  Scudder II Dreman Small Cap Value Portfolio                             10  10.761601       -
  Scudder II Government Securities Portfolio                              10  12.473046       -
  MFS Research Series                                                     10   5.268477       -
  MFS Emerging Growth Series                                              10   3.507305       -
  MFS High Income Series                                                 199   9.613187       2
  MFS Strategic Income Series                                             10  11.840793       -
  MFS Investors Trust Series                                             613   6.514980       4
  MFS New Discovery Series                                               452   5.536998       3
  (d) MetLife Davis Venture Value                                      6,652   8.646262      58
  (d) MetLife Harris Oakmark Focused Value                             2,959   8.981463      27
  (e) MetLife Jennison Growth                                            393   9.700283       4

                                                                      For the Year ended December 31, 2002
                                                                      ----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVUL), continued:
  (d) Met Investors PIMCO Total Return Portfolio                           0.00%       0.55%       7.97%
  (d) Met Investors PIMCO Innovation Portfolio                             0.00%       0.55%     (51.05%)
  (d) Met Investors T Rowe Price Mid Cap Growth Portfolio                  0.00%       0.55%     (38.63%)
  (d) Met Investors MFS Research International Portfolio                   0.35%       0.55%      (8.18%)
  (d) Met Investors AIM Small Cap Growth Portfolio                         0.00%       0.55%     (25.23%)
  (d) Met Investors AIM Mid Cap Core Equity Portfolio                      0.10%       0.55%     (10.80%)
  (d) Met Investors Harris Oakmark International Portfolio                 0.30%       0.55%     (14.90%)
  (e) Met Investors Third Avenue Small Cap Value Portfolio                 0.00%       0.55%       0.40%
  GACC Money Market Fund                                                  11.93%       0.55%       1.08%
  Russell Multi-Style Equity Fund                                          0.00%       0.55%     (23.61%)
  Russell Aggressive Equity Fund                                           0.00%       0.55%     (19.50%)
  Russell Non-US Fund                                                      1.53%       0.55%     (15.61%)
  Russell Core Bond Fund                                                   2.52%       0.55%       8.24%
  Russell Real Estate Securities Fund                                      5.34%       0.55%       3.23%
  AIM Premier Equity Fund                                                  0.28%       0.55%     (30.64%)
  AIM Capital Appreciation Fund                                            0.00%       0.55%     (24.77%)
  AIM International Growth Fund                                            0.88%       0.55%     (16.14%)
  Alliance Premier Growth Portfolio                                        0.00%       0.55%     (31.03%)
  Alliance Bernstein Real Estate Investment Portfolio                      2.51%       0.55%       2.04%
  Liberty Newport Tiger Fund, Variable Series                              1.53%       0.55%     (17.42%)
  Goldman Sachs Growth & Income Fund                                       1.26%       0.55%     (11.83%)
  Goldman Sachs International Equity Fund                                  1.63%       0.55%     (18.78%)
  Scudder II Small Cap Growth Portfolio                                    0.00%       0.55%     (33.83%)
  Scudder II Dreman Small Cap Value Portfolio                              0.00%       0.55%     (11.84%)
  Scudder II Government Securities Portfolio                               3.33%       0.55%       7.46%
  MFS Research Series                                                      0.00%       0.55%     (24.95%)
  MFS Emerging Growth Series                                               0.00%       0.55%     (34.12%)
  MFS High Income Series                                                   6.98%       0.55%       2.00%
  MFS Strategic Income Series                                              3.55%       0.55%       7.81%
  MFS Investors Trust Series                                               0.55%       0.55%     (21.40%)
  MFS New Discovery Series                                                 0.00%       0.55%     (32.01%)
  (d) MetLife Davis Venture Value                                          0.00%       0.55%     (13.54%)
  (d) MetLife Harris Oakmark Focused Value                                 0.00%       0.55%     (10.19%)
  (e) MetLife Jennison Growth                                              0.00%       0.55%      (3.00%)

     (d) For the period from February 1, 2002 to December 31, 2002.

     (e) For the period from August 1, 2002 to December 31, 2002.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                        As of December 31, 2002
                                                                      ----------------------------
                                                                                Unit    Net Assets
                                                                      Units  Fair Value   (000)
                                                                      ------ ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  (d) MetLife Stock Index Portfolio                                   16,097 $ 7.901342    $127
  Oppenheimer Capital Appreciation Fund                                5,770   5.715231      33
  Oppenheimer Main Street Growth & Income Fund                            10   6.509266       -
  Oppenheimer High Income Fund                                            10   9.590442       -
  Oppenheimer Bond Fund                                                  514  12.284930       6
  Oppenheimer Strategic Bond Fund                                         10  11.367600       -
  Putnam Growth & Income Fund                                            513   8.190761       4
  Putnam New Value Fund                                                   10  10.368513       -
  Putnam Vista Fund                                                       10   3.838546       -
  Putnam International Growth Fund                                       236   5.936235       1
  Putnam International New Opportunities Fund                             10   4.060788       -
  Templeton Franklin Small Cap Fund                                       10   5.035859       -
  Templeton Foreign Securities Fund                                      201   6.986242       1
  Templeton Developing Markets Securities Fund                           240   7.341546       2
  Templeton Mutual Shares Securities Fund                                 10  10.363287       -

                                                                      For the Year ended December 31, 2002
                                                                      ----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVUL), continued:
  (d) MetLife Stock Index Portfolio                                        0.00%       0.55%     (20.99%)
  Oppenheimer Capital Appreciation Fund                                    0.00%       0.55%     (27.26%)
  Oppenheimer Main Street Growth & Income Fund                             1.37%       0.55%     (19.24%)
  Oppenheimer High Income Fund                                            10.42%       0.55%      (2.93%)
  Oppenheimer Bond Fund                                                    7.33%       0.55%       8.48%
  Oppenheimer Strategic Bond Fund                                          8.26%       0.55%       6.85%
  Putnam Growth & Income Fund                                              1.74%       0.55%     (19.23%)
  Putnam New Value Fund                                                    0.89%       0.55%     (15.90%)
  Putnam Vista Fund                                                        0.00%       0.55%     (30.76%)
  Putnam International Growth Fund                                         1.00%       0.55%     (17.97%)
  Putnam International New Opportunities Fund                              0.00%       0.55%     (13.94%)
  Templeton Franklin Small Cap Fund                                        0.32%       0.55%     (28.91%)
  Templeton Foreign Securities Fund                                        1.82%       0.55%     (18.85%)
  Templeton Developing Markets Securities Fund                             1.63%       0.55%      (0.51%)
  Templeton Mutual Shares Securities Fund                                  0.90%       0.55%     (12.05%)

     (d) For the period from February 1, 2002 to December 31, 2002.

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                             As of December 31, 2001    For the Year ended December 31, 2001
                                                           ---------------------------- ----------------------------------
                                                                     Unit    Net Assets  Investment     Expense     Total
                                                           Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                           ------ ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio      40,894 $13.457092    $550        0.95%        0.00%      (5.72%)
  Met Investors Lord Abbett Bond Debenture Portfolio       17,732  11.104937     197        7.58%        0.00%       3.79%
  Met Investors Lord Abbett Developing Growth Portfolio       181   9.869073       2        0.00%        0.00%      (6.84%)
  Met Investors Large Cap Research Portfolio                    -          -       -        0.64%        0.00%      (0.81%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         6,948  16.725294     116        0.49%        0.00%       8.09%
  Met Investors JP Morgan Enhanced Index Portfolio         39,987  11.188969     447        0.81%        0.00%     (11.41%)
  Met Investors JP Morgan International Equity Portfolio   11,894   9.002765     107        1.29%        0.00%     (20.33%)
  Met Investors JP Morgan Quality Bond Portfolio                9  12.584203       -        4.81%        0.00%       7.05%
  Met Investors JP Morgan Select Equity Portfolio          14,457  11.104735     161        0.45%        0.00%      (6.02%)
  Met Investors JP Morgan Small Cap Stock Portfolio         9,693  10.527179     102        0.18%        0.00%      (8.45%)
  GACC Money Market Fund                                        9  12.197699       -        0.00%        0.00%       4.05%
  AIM Premier Equity Fund                                  12,427   8.787093     109        0.12%        0.00%     (12.56%)
  AIM Capital Appreciation Fund                             3,728   9.518189      35        0.00%        0.00%     (23.28%)
  AIM International Growth Fund                                10   6.123278       -        0.00%        0.00%     (23.53%)
  Templeton Global Income Securities Fund                      10  10.764665       -        3.82%        0.00%       2.55%
  Templeton Franklin Small Cap Fund                           933  10.049016       9        0.51%        0.00%     (15.02%)
  Templeton Growth Securities Fund                          3,412  11.711557      40        2.07%        0.00%      (0.98%)
  Templeton Foreign Securities Fund                            10   8.922589       -        5.13%        0.00%     (15.75%)
  Templeton Franklin Large Cap Growth Securities Fund          10  11.524553       -        0.84%        0.00%     (11.26%)

Flexible premium variable universal life policies (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio          10 $10.655982    $  -        0.95%        0.55%      (6.24%)
  Met Investors Lord Abbett Bond Debenture Portfolio           10  10.292989       -        7.58%        0.55%       3.21%
  Met Investors Lord Abbett Developing Growth Portfolio        10   8.148307       -        0.00%        0.55%      (7.35%)
  Met Investors Large Cap Research Portfolio                    -          -       -        0.64%        0.55%      (0.87%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio           149  14.348495       2        0.49%        0.55%       7.50%
  Met Investors JP Morgan Enhanced Index Portfolio             10   7.795711       -        0.81%        0.55%     (11.90%)
  Met Investors JP Morgan International Equity Portfolio       10   6.851329       -        1.29%        0.55%     (20.77%)
  Met Investors JP Morgan Quality Bond Portfolio               10  11.612125       -        4.81%        0.55%       6.46%
  Met Investors JP Morgan Select Equity Portfolio              10   8.707766       -        0.45%        0.55%      (6.53%)
  Met Investors JP Morgan Small Cap Stock Portfolio            10   8.383044       -        0.18%        0.55%      (8.96%)
  GACC Money Market Fund                                      114  11.005974       1        0.00%        0.55%       3.47%
  Russell Multi-Style Equity Fund                              10   7.681248       -        0.00%        0.55%     (14.68%)
  Russell Aggressive Equity Fund                               10   9.232206       -        0.00%        0.55%      (2.90%)

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.
     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS



                                                                        As of December 31, 2001
                                                                      ---------------------------
                                                                               Unit    Net Assets
                                                                      Units Fair Value   (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVUL), continued:
  Russell Non-US Fund                                                   10  $ 6.971501     $-
  Russell Core Bond Fund                                                10   11.512783      -
  Russell Real Estate Securities Fund                                   10   12.499952      -
  AIM Premier Equity Fund                                               10    6.993936      -
  AIM Capital Appreciation Fund                                         10    6.384978      -
  AIM International Growth Fund                                         10    6.067249      -
  Alliance Premier Growth Portfolio                                    799    6.516693      5
  Alliance Bernstein Real Estate Investment Portfolio                  177   12.460950      2
  Liberty Newport Tiger Fund, Variable Series                           10    7.141851      -
  Goldman Sachs Growth & Income Fund                                    10    8.476793      -
  Goldman Sachs International Equity Fund                               10    6.795201      -
  Goldman Sachs Global Income Fund                                      10   11.099037      -
  Goldman Sachs Internet Tollkeeper Fund                                10    4.313304      -
  Scudder II Small Cap Growth Portfolio                                 10    5.970422      -
  Scudder II Dreman Small Cap Value Portfolio                           10   12.206418      -
  Scudder II Government Securities Portfolio                            10   11.607298      -
  MFS Research Series                                                   10    7.020054      -
  MFS Emerging Growth Series                                            10    5.324112      -
  MFS High Income Series                                               208    9.424560      2
  MFS Strategic Income Series                                           10   10.983060      -
  MFS Investors Trust Series                                           640    8.288460      5
  MFS New Discovery Series                                             471    8.143437      4
  Oppenheimer Capital Appreciation Fund                                 10    7.857105      -
  Oppenheimer Main Street Growth & Income Fund                          10    8.060302      -
  Oppenheimer High Income Fund                                          10    9.879940      -
  Oppenheimer Bond Fund                                                536   11.324475      6
  Oppenheimer Strategic Bond Fund                                       10   10.638438      -
  Putnam Growth & Income Fund                                          536   10.141380      5
  Putnam New Value Fund                                                 10   12.329025      -
  Putnam Vista Fund                                                     10    5.543857      -
  Putnam International Growth Fund                                     247    7.236699      2
  Putnam International New Opportunities Fund                           10    4.718313      -
  Templeton Franklin Small Cap Fund                                     10    7.083955      -
  Templeton Foreign Securities Fund                                    209    8.609379      2
  Templeton Developing Markets Securities Fund                         251    7.379238      2
  Templeton Mutual Shares Securities Fund                               10   11.782983      -

                                                                      For the Year ended December 31, 2001
                                                                      ----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVUL), continued:
  Russell Non-US Fund                                                      0.00%       0.55%     (22.46%)
  Russell Core Bond Fund                                                   6.26%       0.55%       6.81%
  Russell Real Estate Securities Fund                                      5.00%       0.55%       7.24%
  AIM Premier Equity Fund                                                  0.12%       0.55%     (13.05%)
  AIM Capital Appreciation Fund                                            0.00%       0.55%     (23.70%)
  AIM International Growth Fund                                            0.00%       0.55%     (23.95%)
  Alliance Premier Growth Portfolio                                        0.00%       0.55%     (17.66%)
  Alliance Bernstein Real Estate Investment Portfolio                      5.47%       0.55%      10.18%
  Liberty Newport Tiger Fund, Variable Series                              1.34%       0.55%     (18.93%)
  Goldman Sachs Growth & Income Fund                                       0.00%       0.55%      (9.84%)
  Goldman Sachs International Equity Fund                                  1.35%       0.55%     (22.69%)
  Goldman Sachs Global Income Fund                                         3.66%       0.55%       4.23%
  Goldman Sachs Internet Tollkeeper Fund                                   0.00%       0.55%     (34.04%)
  Scudder II Small Cap Growth Portfolio                                    0.00%       0.55%     (29.19%)
  Scudder II Dreman Small Cap Value Portfolio                              0.00%       0.55%      17.02%
  Scudder II Government Securities Portfolio                               4.43%       0.55%       6.90%
  MFS Research Series                                                      0.00%       0.55%     (21.68%)
  MFS Emerging Growth Series                                               0.00%       0.55%     (33.85%)
  MFS High Income Series                                                   0.66%       0.55%       1.51%
  MFS Strategic Income Series                                              3.72%       0.55%       4.17%
  MFS Investors Trust Series                                               0.00%       0.55%     (16.42%)
  MFS New Discovery Series                                                 0.00%       0.55%      (5.55%)
  Oppenheimer Capital Appreciation Fund                                    1.24%       0.55%     (13.06%)
  Oppenheimer Main Street Growth & Income Fund                             0.00%       0.55%     (10.66%)
  Oppenheimer High Income Fund                                            10.22%       0.55%       1.41%
  Oppenheimer Bond Fund                                                    0.22%       0.55%       7.19%
  Oppenheimer Strategic Bond Fund                                          2.90%       0.55%       4.27%
  Putnam Growth & Income Fund                                              0.06%       0.55%      (6.68%)
  Putnam New Value Fund                                                    0.83%       0.55%       3.04%
  Putnam Vista Fund                                                        0.00%       0.55%     (33.77%)
  Putnam International Growth Fund                                         0.00%       0.55%     (20.85%)
  Putnam International New Opportunities Fund                              0.00%       0.55%     (28.91%)
  Templeton Franklin Small Cap Fund                                        0.51%       0.55%     (15.48%)
  Templeton Foreign Securities Fund                                        5.13%       0.55%     (16.21%)
  Templeton Developing Markets Securities Fund                             1.76%       0.55%      (8.59%)
  Templeton Mutual Shares Securities Fund                                  1.74%       0.55%       6.72%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying funds in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges and administrative expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying funds, and reflect expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options that include a parenthetical notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2004



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2004 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.


                                     SAI-1

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................

                                     SAI-2

METLIFE INVESTORS


MetLife Investors Insurance Company of California was incorporated on August 29, 1972 as Industrial Indemnity Life Insurance Company, a California corporation, and changed its name to Xerox Financial Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Life Insurance Company which on that date changed its name to Cova Financial Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company of California on February 12, 2001.


We are licensed to do business in the state of California.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account Five on March 24, 1992 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect

                                     SAI-3
only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.

ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Accumulation Account Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Cash Surrender Value, and Accumulation Account Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equalled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

LEGAL MATTERS

Legal matters in connection with the Policies have been passed on by Richard C. Pearson, General Counsel of MetLife Investors Insurance Company of California. Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.

MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Please refer to your Policy for specific provisions.

                                     SAI-4

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS


The financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.



Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.


DISTRIBUTION




Information about the distribution of the Policies is contained in the prospectus. (See "Other Information -- Distribution.") Additional information is provided below.



The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Delaware corporation and its home office is located at 22 Corporate Plaza Drive, Newport Beach, California 92660. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services. Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:



                                              AGGREGATE AMOUNT OF
                       AGGREGATE AMOUNT OF   COMMISSIONS RETAINED
                       COMMISSIONS PAID TO   BY DISTRIBUTOR AFTER
           FISCAL YEAR     DISTRIBUTOR     PAYMENTS TO SELLING FIRMS
           ----------- ------------------- -------------------------
              2003....      $770,310                  $0
              2002....      $837,852                  $0
              2001....      $ 25,692                  $0



Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.


                                     SAI-5

      Independent Auditors' Report

      To the Board of Directors and Stockholder of MetLife Investors Insurance Company of California:

      We have audited the accompanying balance sheets of MetLife Investors Insurance Company of California (the "Company") as of December 31, 2003 and 2002, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

      /s/ DELOITTE & TOUCHE LLP

      Tampa, Florida
      April 12, 2004

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                                   BALANCE SHEETS
                             DECEMBER 31, 2003 AND 2002
               (Dollars in thousands, except share and per share data)

                                                                        2003     2002
                                                                      -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value
   (amortized cost: $188,137 and $134,607 respectively)               $190,618 $139,987
 Mortgage loans on real estate                                           3,302    3,508
 Policy loans                                                            1,089    1,044
 Short-term investments                                                    232       45
                                                                      -------- --------
   Total investments                                                   195,241  144,584
Cash and cash equivalents                                               12,788   17,179
Accrued investment income                                                2,221    1,714
Premiums and other receivables                                             958    4,125
Deferred policy acquisition costs                                       38,397   26,199
Current income taxes receivable                                          1,097      624
Other assets                                                             8,337    4,704
Separate account assets                                                434,793  229,994
                                                                      -------- --------
   Total assets                                                       $693,832 $429,123
                                                                      ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                               $  7,971 $  7,894
 Policyholder account balances                                         192,507  148,701
 Other policyholder funds                                                  448      737
 Deferred income taxes payable                                           3,909    2,308
 Other liabilities                                                       3,415    1,576
 Separate account liabilities                                          434,793  229,994
                                                                      -------- --------
   Total liabilities                                                   643,043  391,210
                                                                      -------- --------

Stockholder's Equity:
Common stock, par value $233.34 per share; 30,000 shares authorized;
   12,000 shares issued and outstanding at December 31, 2003 and 2002    2,800    2,800
Additional paid-in capital                                              42,802   31,802
Retained earnings                                                        4,369    2,317
Accumulated other comprehensive income                                     818      994
                                                                      -------- --------
   Total stockholder's equity                                           50,789   37,913
                                                                      -------- --------
   Total liabilities and stockholder's equity                         $693,832 $429,123
                                                                      ======== ========

                   See accompanying notes to financial statements.

      METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                                STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                               (Dollars in thousands)

                                                                        2003     2002    2001
                                                                      -------  -------  -------
REVENUES
Premiums                                                              $   (38) $ 1,710  $   684
Universal life and investment-type product policy fees                  6,144    3,411    3,369
Net investment income                                                   9,755    9,070    9,128
Other revenues                                                            428      229      100
Net investment gains (losses) (net of amounts allocable from deferred
  acquisition costs of ($245), ( $199) and $397, respectively)           (772)    (631)     196
                                                                      -------  -------  -------
   Total revenues                                                      15,517   13,789   13,477
                                                                      -------  -------  -------

EXPENSES
Policyholder benefits and claims                                        1,535    2,967    2,141
Interest credited to policyholder account balances                      7,506    6,720    4,947
Other expenses (excludes amounts directly related to net investment
  gains (losses) of ($245), ($199) and $397, respectively)              3,568    1,407    3,750
                                                                      -------  -------  -------
   Total expenses                                                      12,609   11,094   10,838
                                                                      -------  -------  -------

Income before provision for income taxes                                2,908    2,695    2,639
Provision for income taxes                                                856      798      933
                                                                      -------  -------  -------
Net income                                                            $ 2,052  $ 1,897  $ 1,706
                                                                      =======  =======  =======


                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                         STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                               (Dollars in thousands)

                                                                              Retained    Accumulated
                                                                 Additional   Earnings       Other
                                                          Common  Paid-in   (Accumulated Comprehensive
                                                          Stock   Capital     Deficit)   Income (Loss)  Total
                                                          ------ ---------- ------------ ------------- -------
Balance at December 31, 2000                              $2,800  $22,802     $(1,286)       $ 329     $24,645
Capital contribution                                                9,000                                9,000
Comprehensive income:
 Net income                                                                     1,706                    1,706
 Other comprehensive loss:
   Unrealized investment losses, net of related offsets,
     reclassification adjustments and income taxes                                             (74)        (74)
                                                                                                       -------
 Comprehensive income                                                                                    1,632
                                                          ----------------------------------------------------
Balance at December 31, 2001                               2,800   31,802         420          255      35,277
Comprehensive income:
 Net income                                                                     1,897                    1,897
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                             739         739
                                                                                                       -------
 Comprehensive income                                                                                    2,636
                                                          ----------------------------------------------------
Balance at December 31, 2002                               2,800   31,802       2,317          994      37,913
Capital contribution                                               11,000                               11,000
Comprehensive income:
 Net income                                                                     2,052                    2,052
 Other comprehensive loss:
   Unrealized investment losses, net of related offsets,
     reclassification adjustments and income taxes                                            (176)       (176)
                                                                                                       -------
 Comprehensive income                                                                                    1,876
                                                          ----------------------------------------------------
Balance at December 31, 2003                              $2,800  $42,802     $ 4,369        $ 818     $50,789
                                                          ====================================================


                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                              STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
                               (Dollars in thousands)

                                                                                    2003       2002      2001
                                                                                 ---------  ---------  --------
Cash flows from operating activities
Net income                                                                       $   2,052  $   1,897  $  1,706
 Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Depreciation and amortization expenses                                                -          -       122
   Amortization of premiums and accretion of discounts associated with
     investments, net                                                                  985     (1,120)   (1,021)
   (Gains) losses from sales of investments, net                                     1,017        830      (593)
   Interest credited to other policyholder account balances                          7,506      6,720     4,947
   Universal life and investment-type product policy fees                           (6,144)    (3,411)   (3,369)
   Change in premiums and other receivables                                          3,500     (2,743)    2,193
   Change in deferred policy acquisition costs, net                                 (9,571)    (6,884)   (2,197)
   Change in insurance-related liabilities                                            (250)     1,612        (4)
   Change in income taxes payable                                                    1,222        873       932
   Change in other liabilities                                                       2,854     (3,856)      (40)
 Other, net                                                                          2,040      2,205     7,840
                                                                                 ---------  ---------  --------
Net cash provided by (used in) operating activities                                  5,211     (3,877)   10,516
                                                                                 ---------  ---------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities                                                                 74,169     89,078    50,732
   Mortgage loans on real estate                                                       949        754       100
 Purchases of:
   Fixed maturities                                                               (131,055)  (107,779)  (65,556)
   Mortgage loans on real estate                                                      (738)         -         -
 Net change in short-term investments                                                 (187)       741      (502)
 Net change in policy loans                                                            (44)       (87)      145
 Other, net                                                                              -          -         5
                                                                                 ---------  ---------  --------
Net cash used in investing activities                                              (56,906)   (17,293)  (15,076)
                                                                                 ---------  ---------  --------

Cash flows from financing activities
 Policyholder account balances:
   Deposits                                                                        214,204    123,424    16,809
   Withdrawals                                                                    (177,900)   (95,024)  (17,433)
 Capital contribution                                                               11,000          -     9,000
                                                                                 ---------  ---------  --------
Net cash provided by financing activities                                           47,304     28,400     8,376
                                                                                 ---------  ---------  --------
Change in cash and cash equivalents                                                 (4,391)     7,230     3,816
Cash and cash equivalents, beginning of year                                        17,179      9,949     6,133
                                                                                 ---------  ---------  --------
Cash and cash equivalents, end of year                                           $  12,788  $  17,179  $  9,949
                                                                                 =========  =========  ========
Supplemental disclosures of cash flow information:
 Cash paid (refunded) during the year:
   Interest                                                                      $     107  $      37  $      -
                                                                                 =========  =========  ========
   Income taxes                                                                  $     (20) $       -  $      -
                                                                                 =========  =========  ========

                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                            NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business

      MetLife Investors Insurance Company of California (the "Company"), a California domiciled life insurance company, is a wholly owned subsidiary of MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company. MLIIC is a wholly owned subsidiary of Cova Corporation ("Cova"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). At December 31, 2002, Cova was sold from General American Life Insurance Company, a wholly owned subsidiary of GenAmerica Financial Corporation ("GenAmerica"), to MetLife.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to conduct business in the state of California. Most of the policies issued present no significant mortality or morbidity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      Basis of Presentation

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The California State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the California Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

      On January 6, 2000, GenAmerica and all of its holdings were acquired by Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly owned subsidiary of MetLife. The acquisition was accounted for using the purchase method of accounting. The net purchase price attributed to the Company was approximately $21,602 thousand and was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. For the purposes of financial reporting, the Company has accounted for the acquisition as if it took place on January 1, 2000.

      The excess of the net purchase price over the fair value of net assets acquired of approximately $2,530 thousand was recorded as goodwill and was being amortized on a straight-line basis over 20 years through December 31, 2001 (see "Application of Recent Accounting Pronouncements" below).

      The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgments underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgements are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

      Certain amounts in the prior years' financials statements have been reclassified to conform to the 2003 presentation.

      Investments

      The Company's principal investments are in fixed maturities and mortgage loans; both of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, impairments, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security is assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
      (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies;
      (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate in the circumstances. The use of different assumptions may have a material effect on the estimated fair value amounts.

      The Company's fixed maturity are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity is adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of the interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Cash and Cash Equivalents

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      Deferred Policy Acquisition Costs

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amount credited to policyholders, mortality, morbidity, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

      The costs of acquiring new or renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract. Generally, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      VOBA, included as part of DAC, represents the present value of future profits generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits from such policies and contracts. The Company recorded VOBA of $20,180 thousand as a result of the acquisition of GenAmerica by Metropolitan Life.

      Goodwill

      The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a writedown of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

      Changes in goodwill were as follows:

                                           Years Ended December 31,
                                           -----------------------
                                            2003    2002    2001
                                           ------  ------  ------
                                           (Dollars in thousands)
                Net balance at January 1   $2,278  $2,278  $2,404
                Amortization                    -       -    (126)
                                           ------  ------  ------
                Net balance at December 31 $2,278  $2,278  $2,278
                                           ======  ======  ======

      Future Policy Benefits

      The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and annuities. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

      Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

      Recognition of Insurance Revenue and Related Benefits

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      Other Revenues

      Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      Income Taxes

      The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes ("SFAS 109"), which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      Reinsurance

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

      In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

      Separate Accounts

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type products fees.

      Application of Recent Accounting Pronouncements

      Effective December 31, 2003, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's financial statements.

      In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts of approximately $91 thousand, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. This provision of SOP 03-1 will be applied prospectively to contracts. The adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

      In April 2003, the Financial Accounting Standards Board ("FASB") cleared Statement 133 Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. Issue B36 became effective on October 1, 2003 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted Financial Accounting Standards Board Interpretation ("FIN") No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring. The adoption of SFAS 146 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business);

      (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (c) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 was adopted January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

      Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill, prior to the adoption of SFAS 142 was $126 thousand for the year ended December 31, 2001. The Company completed the required impairment tests of goodwill in the third quarter of 2002. There were no impairments as of January 1, 2002.

      In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's financial statements.

      Effective April 1, 2001, the Company adopted EITF No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's financial statements.

2.  INVESTMENTS

      Fixed Maturities

      Fixed maturities at December 31, 2003 were as follows:

                                           Cost or  Gross Unrealized Estimated
                                          Amortized ----------------   Fair
                                            Cost     Gain     Loss     Value
                                          ---------  ------  ------  ---------
                                               (Dollars in thousands)
    U.S. corporate securities             $114,379  $4,958   $3,469  $115,868
    Mortgage-backed securities              26,913     564        -    27,477
    Foreign corporate securities             7,781     430        1     8,210
    U.S. treasuries/agencies                 8,018      12        -     8,030
    Asset-backed securities                 14,868     230      360    14,738
    Commercial mortgage-backed securities   16,178     124        7    16,295
                                          --------   ------  ------  --------
       Total fixed maturities             $188,137  $6,318   $3,837  $190,618
                                          ========   ======  ======  ========

      Fixed maturities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized Estimated
                                          Amortized ----------------   Fair
                                            Cost     Gain     Loss     Value
                                          ---------  ------  ------  ---------
                                               (Dollars in thousands)
    U.S. corporate securities             $ 63,859  $4,623   $  991  $ 67,491
    Mortgage-backed securities              38,975   1,160        -    40,135
    Foreign corporate securities             7,778     463        -     8,241
    U.S. treasuries/agencies                 3,456      70        -     3,526
    Asset-backed securities                 13,983     627      756    13,854
    Commercial mortgage-backed securities    5,615     125        -     5,740
    Foreign government securities              941      59        -     1,000
                                          --------   ------  ------  --------
       Total fixed maturities             $134,607  $7,127   $1,747  $139,987
                                          ========   ======  ======  ========

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $4,066 thousand and $8,122 thousand at December 31, 2003 and 2002, respectively. These securities had a net unrealized loss of $2,918 thousand and $760 thousand at December 31, 2003 and 2002, respectively. The company had non-income producing fixed maturities of $343 thousand at December 31, 2003. The Company did not have any non-income producing fixed maturities at December 31, 2002.

      The cost or amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity date (excluding sinking funds), are shown below:

                                                     Cost or    Estimated
                                                    Amortized     Fair
                                                      Cost        Value
                                                    ---------   ---------
                                                    (Dollars in thousands)
        Due in one year or less                     $  4,320    $  4,414
        Due after one year through five years         95,849      98,755
        Due after five years through ten years        27,615      26,266
        Due after ten years                            2,394       2,673
                                                    --------    --------
            Subtotal                                 130,178     132,108
        Mortgage-backed and asset-backed securities   57,959      58,510
                                                    --------    --------
            Total fixed maturities                  $188,137    $190,618
                                                    ========    ========

      Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales of fixed maturities classified as available-for-sale were as follows:

                                        Years Ended December 31,
                                       -------------------------
                                         2003     2002     2001
                                       -------  -------  -------
                                         (Dollars in thousands)
               Proceeds                $28,913  $30,984  $34,259
               Gross investment gains  $   868  $   674  $ 1,608
               Gross investment losses $  (228) $(1,282) $  (677)

      Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other than temporarily impaired available-for-sale fixed maturities of $1,657 thousand, $222 thousand and $354 thousand, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2003:

                                                  Equal to or Greater
                             Less than 12 Months     than 12 Months           Total
                             -------------------- -------------------- --------------------
                             Estimated   Gross    Estimated   Gross    Estimated   Gross
                               Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                               Value      Loss      Value      Loss      Value      Loss
                             --------- ---------- --------- ---------- --------- ----------
                                                 (Dollars in thousands)
U.S. corporate securities     $25,194    $3,466     $403        $3      $25,597    $3,469
Foreign corporate securities    1,005         1        -         -        1,005         1
Asset-backed securities         3,830       360        -         -        3,830       360
Commercial mortgage-backed
  securities                    5,391         7        -         -        5,391         7
                              -------    ------     ----        --      -------    ------
   Total fixed maturities     $35,420    $3,834     $403        $3      $35,823    $3,837
                              =======    ======     ====        ==      =======    ======

      Mortgage Loans on Real Estate

      Mortgage loans on commercial real estate were $3,302 thousand and $3,508 thousand as of December 31, 2003 and 2002, respectively. There was no valuation allowance in either year. There were no impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001.

      Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2003, 50%, 28% and 22% of the properties were located in California, Georgia and Texas, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      Net Investment Income

      The components of net investment income were as follows:

                                                      Years Ended December 31,
                                                      ---------------------
                                                       2003     2002    2001
                                                      ------   ------  ------
                                                      (Dollars in thousands)
    Fixed maturities                                  $9,252   $8,606  $8,106
    Mortgage loans on real estate                        271      313     354
    Policy loans                                          60      104      75
    Cash, cash equivalents and short-term investments    186      134     652
    Other                                                  -      (73)    (51)
                                                      ------   ------  ------
      Total                                            9,769    9,084   9,136
    Less: Investment expenses                             14       14       8
                                                      ------   ------  ------
      Total net investment income                     $9,755   $9,070  $9,128
                                                      ======   ======  ======

      Net Investment Gains (Losses)

      Net investment gains (losses), including changes in valuation allowances, and related policyholder amounts were as follows:

                                                         Years Ended December 31,
                                                         ---------------------
                                                           2003      2002   2001
                                                         -------    -----  -----
                                                         (Dollars in thousands)
 Fixed maturities                                        $(1,017)   $(830) $ 577
 Real estate and real estate joint ventures                    -        -     16
                                                         -------    -----  -----
   Total                                                  (1,017)    (830)   593
 Amounts allocable from deferred policy acquisition cost     245      199   (397)
                                                         -------    -----  -----
   Total net investment gains (losses)                   $  (772)   $(631) $ 196
                                                         =======    =====  =====

      Investment gains and losses have been reduced by DAC to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

      Net Unrealized Investment Gains

      The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                 Years Ended December 31,
                                                -------------------------
                                                  2003     2002     2001
                                                -------  -------  -------
                                                  (Dollars in thousands)
      Fixed maturities                          $ 2,481  $ 5,380  $ 2,076
      Other invested assets                         (73)     (74)     (74)
                                                -------  -------  -------
          Total                                   2,408    5,306    2,002
                                                -------  -------  -------
      Amounts allocable from:
        Deferred policy acquisition costs        (1,150)  (3,777)  (1,570)
      Deferred income taxes                        (440)    (535)    (177)
                                                -------  -------  -------
          Total                                  (1,590)  (4,312)  (1,747)
                                                -------  -------  -------
            Net unrealized investment gains     $   818  $   994  $   255
                                                =======  =======  =======

      The changes in net unrealized investment gains (losses) were as follows:

                                                      Years Ended December 31,
                                                      -----------------------
                                                        2003     2002    2001
                                                      -------  -------  -----
                                                       (Dollars in thousands)
 Balance at January 1                                 $   994  $   255  $ 329
 Unrealized investment gains (losses) during the year  (2,898)   3,304    275
 Unrealized investment gains (losses) relating to:
   Deferred policy acquisition costs                    2,627   (2,207)  (350)
 Deferred income taxes                                     95     (358)     1
                                                      -------  -------  -----
 Balance at December 31                               $   818  $   994  $ 255
                                                      =======  =======  =====
 Net change in unrealized investment gains (losses)   $  (176) $   739  $ (74)
                                                      =======  =======  =====

3.  INSURANCE

      Deferred Policy Acquisition Costs

      Information regarding VOBA and DAC for the years ended December 31, 2003, 2002 and 2001 is as follows:

                                                   Deferred
                                         Value of   Policy
                                         Business Acquisition
                                         Acquired    Costs     Total
                                         -------- ----------- -------
                                            (Dollars in thousands)
          Balance at December 31, 2000   $15,051    $ 4,274   $19,325
          Capitalizations                      -      3,617     3,617
                                         -------    -------   -------
              Total                       15,051      7,891    22,942
          Amortization allocated to:
            Net investment gains               -        397       397
            Unrealized investment gains      228        122       350
            Other expenses                 1,284       (611)      673
                                         -------    -------   -------
              Total amortization           1,512        (92)    1,420
                                         -------    -------   -------
          Balance at December 31, 2001    13,539      7,983    21,522
          Capitalizations                      -      8,650     8,650
                                         -------    -------   -------
              Total                       13,539     16,633    30,172
          Amortization allocated to:
            Net investment losses              -       (199)     (199)
            Unrealized investment gains      783      1,424     2,207
            Other expenses                 1,333        632     1,965
                                         -------    -------   -------
              Total amortization           2,116      1,857     3,973
                                         -------    -------   -------
          Balance at December 31, 2002    11,423     14,776    26,199
          Capitalizations                      -     11,719    11,719
                                         -------    -------   -------
              Total                       11,423     26,495    37,918
          Amortization allocated to:
            Net investment losses           (101)      (144)     (245)
            Unrealized investment losses  (1,696)      (931)   (2,627)
            Other expenses                 1,120      1,273     2,393
                                         -------    -------   -------
              Total amortization            (677)       198      (479)
                                         -------    -------   -------
          Balance at December 31, 2003   $12,100    $26,297   $38,397
                                         =======    =======   =======

      The estimated future amortization expense allocated to VOBA is $1,145 thousand in 2004, $1,111 thousand in 2005, $1,121 thousand in 2006, $1,141 thousand in 2007 and $1,134 thousand in 2008.

      Amortization of VOBA and DAC is allocated to (i) investment gains and losses to provide statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and DAC. Presenting investment gains and losses net of related amortization of VOBA and DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

      Future Policy Benefits

      Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%.

      Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 12%, less expenses, mortality charges, and withdrawals.

      Separate Accounts

      Separate accounts reflect one category of risk assumption: non-guaranteed separate accounts totaling $434,793 thousand and $229,994 thousand at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $6,144 thousand, $3,411 thousand and $3,369 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

4.  REINSURANCE

      Effective April 1, 2001, the Company entered into a Yearly Renewable Term reinsurance agreement with Exeter Reassurance Company, Limited (a Metropolitan Life affiliate) to automatically cede varying percentages of the Guaranteed Minimum Death Benefit Rider, Guaranteed Minimum Income Benefit Rider and Earnings Preservation Benefit Rider associated with certain variable annuity contracts. The Company ceded liabilities of $91 thousand and $20 thousand at December 31, 2003 and 2002, respectively. The Company recognized operating income of approximately $163 thousand, $62 thousand and $8 thousand from this transaction in 2003, 2002 and 2001, respectively.

      Effective December 31, 1999, the Company entered into a modified coinsurance reinsurance agreement with Metropolitan Life. Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to Metropolitan Life. The amount of ceded life insurance and annuity business that was issued or renewed from the Company to Metropolitan Life was approximately $11,457 thousand, $10,435 thousand and $12,622 thousand at December 31, 2003, 2002 and 2001, respectively. Net earnings to Metropolitan Life from that business are experience refunded to the Company. The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by Metropolitan Life of new business and renewed SPDA business during this period.

      The Company currently reinsures 55% of the riders containing benefit guarantees related to variable annuities. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

                                                            Years Ended December 31,
                                                            -----------------------
                                                             2003    2002     2001
                                                            -----   ------   -----
                                                            (Dollars in thousands)
Direct premiums                                             $ 417   $1,799   $ 787
Reinsurance ceded                                            (455)     (89)   (103)
                                                            -----   ------   -----
Net premiums                                                $ (38)  $1,710   $ 684
                                                            =====   ======   =====
Reinsurance recoveries netted against policyholder benefits $   -   $  450   $  51
                                                            =====   ======   =====

      There were no reinsurance recoverables, included in premiums and other receivables, for the years ending December 31, 2003 and 2002, respectively.

5.  INCOME TAXES

      The provision for income taxes for operations was as follows:

                                          Years Ended December 31,
                                          ----------------------
                                           2003     2002    2001
                                          ------   ------  ------
                                          (Dollars in thousands)
               Current:
                 Federal                  $ (840)  $ (382) $ (242)
               Deferred:
                 Federal                   1,696    1,180   1,175
                                          ------   ------  ------
               Provision for income taxes $  856   $  798  $  933
                                          ======   ======  ======

      Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                Years Ended December 31,
                                                -----------------------
                                                 2003      2002   2001
                                                 ------   -----   ----
                                                (Dollars in thousands)
           Tax provision at U.S. statutory rate $1,018    $ 943   $924
           Tax effect of:
             Tax exempt investment income         (162)    (145)   (36)
             Goodwill amortization                   -        -     44
             Other, net                              -        -      1
                                                 ------   -----   ----
           Provision for income taxes           $  856    $ 798   $933
                                                 ======   =====   ====

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                           December 31,
                                                      ----------------------
                                                         2003        2002
                                                        -------     ------
                                                      (Dollars in thousands)
           Deferred income tax assets:
             Liability for future policy benefits       $ 6,129     $  604
             Tax basis of intangible assets purchased       388        620
             Investments                                    718          -
             Loss and credit carryforwards                  484      4,488
                                                        -------     ------
             Total deferred tax assets                    7,719      5,712
                                                        -------     ------
           Deferred income tax liabilities:
             Deferred policy acquisition costs           10,852      7,219
             Net unrealized investment gains                440        535
             Investments                                      -        115
             Other                                          336        151
                                                        -------     ------
             Total deferred tax liabilities              11,628      8,020
                                                        -------     ------
           Net deferred income tax liability            $ 3,909     $2,308
                                                        =======     ======

      The Company has capital loss carryforwards amounting to $1,383 thousand at December 31, 2003, which expire between 2005 and 2008. A valuation is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

      The Company had no valuation allowance related to tax benefits for the years ended December 31, 2003 and 2002.

      The Internal Revenue Service has audited the Company for the years through and including 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

      The Company joins MLIIC's includable affiliates in filing a consolidated federal income tax return. The consolidating companies have executed a tax allocation agreement. Pursuant to the tax allocation agreement, the amounts due from affiliates are $1,097 thousand and $624 thousand in 2003 and 2002, respectively.

6.  COMMITMENTS AND CONTINGENCIES

      Litigation

      Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates are in the process of responding and are fully cooperating with regard to these information requests and inquiries. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

      Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      Summary

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

7.  EQUITY

      Dividend Restrictions

      Only dividends from statutory earned surplus can be paid by State of California insurance companies to shareholders without prior approval of the insurance commissioner. As such, no dividends are permissible in 2004 without prior approval of the insurance commissioner.

      Statutory Equity and Income

      Applicable insurance department regulations require that insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis. Statutory net losses of the Company, as filed with the Department, were $437 thousand, $4,639 thousand and $2,759 thousand for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed with the Department, was $21,810 thousand, $10,600 thousand at December 31, 2003 and 2002, respectively.

      The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective on January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance increased the Company's capital and surplus by approximately $420 thousand as of January 1, 2001, which primarily relates to accounting principles regarding income taxes. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

      Other Comprehensive (Loss) Income

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 to avoid double-counting in other comprehensive (loss) income items that are included as part of net income for the current year that have been reported as a part of other comprehensive (loss) income:

                                                               Years Ended December 31,
                                                              -------------------------
                                                                2003     2002     2001
                                                              -------  -------  -------
                                                                (Dollars in thousands)
Holding (losses) gains on investments arising during the year $(4,672) $ 2,662  $ 1,881
Income tax effect of holding losses (gains)                     1,635     (869)       4
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income                                                        784      768     (593)
  Amortization of premium and accretion of discount
    associated with investments                                   990     (126)  (1,013)
  Recognized holding (gains) losses allocated to other
    policyholder amounts                                         (245)    (199)     397
  Income tax effect                                              (535)    (145)      (1)
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts                                 2,872   (2,008)    (747)
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts                                   (1,005)     656       (2)
                                                              -------  -------  -------
Other comprehensive (loss) income                             $  (176) $   739  $   (74)
                                                              =======  =======  =======

8.  OTHER EXPENSES

      Other expenses were comprised of the following:

                                                      Years Ended December 31,
                                                     --------------------------
                                                       2003      2002     2001
                                                     --------  -------  -------
                                                       (Dollars in thousands)
Compensation                                         $    221  $   125  $   311
Commissions                                            11,950    7,061    3,340
Interest expense                                          107       37        -
Amortization of deferred policy acquisition costs
  (excludes amortization of ($245), ($199) and $397,
  respectively, related to realized investment gains
  (losses))                                             2,393    1,965      673
Capitalization of deferred policy acquisition costs   (11,719)  (8,650)  (3,617)
Rent, net of sublease income                                -        -      379
Other                                                     616      869    2,664
                                                     --------  -------  -------
  Total other expenses                               $  3,568  $ 1,407  $ 3,750
                                                     ========  =======  =======

9.  FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                              Carrying   Estimated
                                               Value     Fair Value
              December 31, 2003               --------   ----------
                                              (Dollars in thousands)
              Assets:
                Fixed maturities              $190,618    $190,618
                Mortgage loans on real estate $  3,302    $  3,562
                Policy loans                  $  1,089    $  1,089
                Short-term investments        $    232    $    232
                Cash and cash equivalents     $ 12,788    $ 12,788
              Liabilities:
                Policyholder account balances $192,507    $172,278

                                                          Estimated
                                               Carrying     Fair
                                                Value       Value
               December 31, 2002               --------   ---------
                                               (Dollars in thousands)
               Assets:
                 Fixed maturities              $139,987   $139,987
                 Mortgage loans on real estate $  3,508   $  4,084
                 Policy loans                  $  1,044   $  1,044
                 Short-term investments        $     45   $     45
                 Cash and cash equivalents     $ 17,179   $ 17,179
               Liabilities:
                 Policyholder account balances $148,701   $140,642

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

      Fixed Maturities

      The fair value of fixed maturities is based upon quotations published by applicable exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

      Mortgage Loans on Real Estate

      Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

      Policy Loans

      The carrying values for policy loans approximate fair value.

      Cash and Cash Equivalents and Short-term Investments

      The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

      Policyholder Account Balances

      The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

10. RELATED PARTY TRANSACTIONS

      The Company received a cash capital contribution of $11,000 thousand and $9,000 thousand from MLIIC for the years ended 2003 and 2001, respectively. There were no capital contributions for the year ended 2002.

      On September 10, 2002, the Company's Board of Directors approved an Agreement and Plan of Merger providing for the merger of the Company with and into MLIIC, with MLIIC being the surviving corporation of the merger. MLIIC has received the certificate of authority and is pursuing authorizations to offer variable annuities and variable life insurance from the Department. Upon receipt of these approvals, the Agreement will be presented to Cova, as sole shareholder of MLIIC for approval. This merger should not impact the operations of the Company's Separate Account. If the merger is consummated, the Separate Account will become a separate account of MLIIC.

      Since the company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand alone entity.

                            PART C: OTHER INFORMATION

Item 26.      Exhibits

            (a)         Resolutions of the Board of Directors of COVA Financial
                        Life Insurance Company dated March 24, 1992 1
            (b)         None
            (c) (i)     Form of Principal Underwriters Agreement between
                        MetLife Investors Insurance Company of California and
                        MetLife Investors Distribution Company 5
                (ii)    Form of Selling Agreement between MetLife Investors
                        Insurance Company of California, MetLife Investors
                        Distribution Company, Broker Dealer and General Agent 7
                (iii)   Form of Amendment to Selling Agreement between MetLife
                        Investors Insurance Company of California, MetLife
                        Investors Distribution Company, Broker-Dealer and
                        General Agent 7
                (iv)    Schedule of Commissions 7
            (d) (i)     Flexible Premium Joint and Last Survivor Policy 3
                (ii)    Flexible Premium Variable Life Policy 4
                (iii)   Riders to the Policy (Joint and Survivor Policy) 3
                        (Waiver of Specified Premium Rider, Anniversary Partial
                          Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
                (iv)    Additional Riders to the Policy 4 (Accelerated Benefit
                          Rider, Anniversary Partial Withdrawal Rider,
                          Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider)
                (v)     Endorsement (Name Change) 5
            (e) (i)     Application Forms - Joint and Last Survivor Policy 3
                (ii)    Application Forms - Flexible Premium Variable Life
                        Insurance Policy 4
            (f) (i)     Articles of Incorporation of the Company 2
                (ii)    By-Laws of the Company 2
            (g)         Reinsurance Agreements
            (h) (i)     Form of Participation Agreement between Met
                        Investors Series Trust, Met Investors Advisory Corp.,
                        MetLife Investors Distribution Company and MetLife
                        Investors Insurance Company of California 7
                (ii)    Form of Participation Agreement between Metropolitan
                        Series Fund, Inc., Metropolitan Life Insurance Company and MetLife Investors Insurance Company of California 7
                (iii)   Form of Participation Agreement between New England
                        Zenith Fund, New England Investment Management, LLC, New
                        England Securities Corporation and MetLife Investors
                        Insurance Company of California 7
            (i)         None
            (j)         None

            (k)         Opinion and Consent of Counsel
            (l)         Actuarial Opinion
            (m)         Calculation

            (n) (i)     Consent of Sutherland Asbill & Brennan LLP
                (ii)    Consent of Independent Auditors
            (o)         None
            (p)         None
            (q)         None

            (r) (i)     Powers of Attorney 8
                (ii)    Powers of Attorney for Elizabeth M. Forget, George
                        Foulke and Jeffrey A. Tupper


1 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-37559) as filed on October 9, 1997.
2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Separate Account's Registration Statement on Form S-6 (File No. 333-37559) as filed on November 13, 1997.
3 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83203) as filed on July 19, 1999.
4 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83183) as filed on July 19, 1999.
5 Incorporated by reference to Post-Effective Amendment No. 4 to the Separate Account's Registration Statement on Form S-6 (File No. 333-83203) as filed on April 26, 2001.
6 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-69852) as filed on September 21, 2001.
7 Incorporated by reference to Pre-Effective Amendment No. 1 to the Separate Account's Registration Statement on Form S-6 (File No. 333-69852) as filed on December 20, 2001.
8 Incorporated by reference to Post-Effective Amendment No. 2 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69852) as filed on February 5, 2003.

9 Incorporated by reference to Post-Effective Amendment No. 3 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69852) as filed on April 30, 2003.


Item 27. Directors and Officers of the Depositor

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address       Positions and Offices with Depositor
-----------------------------------       ------------------------------------
Michael K. Farrell *****                  Chairman of the Board, President and
                                          Chief Executive Officer

James P. Bossert *                        Director, Executive Vice President and
                                          Chief Financial Officer
Susan A. Buffum *****                     Director
Michael R. Fanning **                     Director
Elizabeth M. Forget ****                  Director
George Foulke ******                      Director
Hugh C. McHaffie **                       Director and Executive Vice President
Richard C. Pearson *                      Director, Executive Vice President,
                                          General Counsel and Secretary
Jeffrey A. Tupper *                       Director and Assistant Vice President
Helayne F. Klier ****                     Executive Vice President
Anthony J. Williamson ***                 Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 501 Boylston Street, Boston, MA 02116
*** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
**** MetLife, One Madison Avenue, New York, NY 10010
***** MetLife, 10 Park Avenue, Morristown, NJ 07960
****** MetLife, 334 Madison Avenue, P.O. Box 633, Convent Station, NJ 07961


Item 28. Persons Controlled by or Under Common Control with the Depositor or the
            Registrant

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of California. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article V, Section 9) provide that: This corporation shall indemnify, to the fullest extent allowed by California law, its present and former directors and officers against expenses, judgments, fines, settlements, and other amounts incurred in connection with any proceeding or threatened proceeding brought against such directors or officer in their capacity as such. Such indemnification shall be made in accordance with procedures set forth by California law. Sums for expenses incurred in defending any such proceeding may also be advanced to any such director or officer to the extent and under the conditions provided by California law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

   Met Investors Series Trust
   MetLife Investors USA Separate Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Life Account One
   MetLife Investors Variable Annuity Account Five
   First MetLife Investors Variable Annuity Account One

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.


Name and Principal Business Address       Positions and Offices with Depositor
-----------------------------------       ------------------------------------
A. Frank Beaz *                           Director
James P. Bossert *                        Director
Charles M. Deuth *                        Director, Executive Vice President,
                                          Channel Marketing
Michael K. Farrell ***                    Director
Elizabeth M. Forget **                    Director, Executive Vice President,
                                          Chief Marketing Officer
Paul Hipworth *                           Executive Vice President, Chief
                                          Financial Officer
Helayne F. Klier **                       Director, Executive Vice President,
                                          Chief Information Officer
Lisa S. Kukliski ****                     Director
Paul A. LaPiana *                         Executive Vice President, Life
                                          Insurnce Distribution Division
Richard C. Pearson *                      Director and President
Leslie Sutherland *                       Executive Vice President, Chief Sales
                                          Officer
Edward C. Wilson *                        Director, Executive Vice President,
                                          Chief Distribution Officer
Anthony J. Williamson **                  Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, One Madison Avenue, New York, NY 10010
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, Harborside Financial Center, 600 plaza II, Jersey City, NJ 07311

     (c) Compensation From the Registrant.

            (1)                       (2)                    (3)                (4)                (5)
     Name of Principal          Net Underwriting        Compensation
        Underwriter              Discounts and            on Events           Brokerage           Other
                                  Commissions         Occasion-ing the       Commissions       Compensation
                                                       Deduction of a
                                                       Deferred Sales
                                                            Load
MetLife Investors
Distribution Company                $770,310                 ---                ---                 ---


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) Metropolitan Life Insurance Company
         One Madison Avenue
         New York, New York 10010

     (c) MetLife Investors Distribution Company
         22 Corporate Plaza Drive
         Newport Beach, CA 92660.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

     Pursuant to Investment Company Act Section 26(f), MetLife Investors Insurance Company of California ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account Five, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 26th day of April, 2004.


                           MetLife Investors Variable Life Account Five
                                         (Registrant)

                           By: MetLife Investors Insurance Company of California



                           By:  /s/ Richard C. Pearson
                               --------------------------------------
                                Richard C. Pearson
                                Executive Vice President, General Counsel
                                and Secretary

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company of California certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 26th day of April, 2004.

                           MetLife Investors Insurance Company of California (Depositor)
                           By:  /s/ Richard C. Pearson
                               --------------------------------------
                                Richard C. Pearson
                                Executive Vice President, General Counsel
                                and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 26, 2004.

/s/ Michael K. Farrell*                      Chairman of the Board, President
------------------------------
Michael K. Farrell                           and Chief Executive Officer
                                             Director, Executive Vice President
                                             and Chief Financial Officer
/s/ James P. Bossert *
------------------------------
James P. Bossert                             (Principal Accounting Officer)

/s/ Susan A. Buffum *
------------------------------
Susan A. Buffum                              Director

/s/ Michael R. Fanning *
------------------------------
Michael R. Fanning                           Director

/s/ Elizabeth M. Forget *
------------------------------
Elizabeth M. Forget                          Director

/s/ George Foulke *
------------------------------
George Foulke                                Director

/s/ Hugh C. McHaffie *
------------------------------
Hugh C. McHaffie                             Director

/s/ Richard C. Pearson *
------------------------------               Director, Executive Vice President,
Richard C. Pearson                           General Counsel and Secretary

/s/ Jeffrey A. Tupper *
------------------------------
Jeffrey A. Tupper                            Director

                                     By:  /s/ John E. Connolly, Jr.
                                         ---------------------------------------
                                         John E. Connolly, Jr., Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 2 to the Variable Account's Form N-6 Registration Statement, File No. 333-69852, filed on February 5, 2003.

                                  Exhibit Index

(g)       Reinsurance Agreements

(k)(ii)   Consent of Richard C. Pearson, Esq.

(l)       Actuarial Opinion

(m)       Calculation Exhibit

(n)(i)    Consent of Sutherland Asbill & Brennan LLP

(n)(ii)   Consent of Independent Auditors

(r)(ii)   Powers of Attorney for Elizabeth M. Forget, George Foulke and Jeffrey
          A. Tupper